UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-22110

AdvisorShares Trust

(Exact name of registrant as specified in charter)

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip code)

Dan Ahrens

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Name and address of agent for service)

Registrant's telephone number, including area code:      1-877-843-3831

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ADVISORSHARES TRUST

4800 Montgomery Lane

Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

1.877.843.3831

Annual Report

June 30, 2018

TABLE OF CONTENTS

Letter from the CEO of AdvisorShares Investments, LLC	1
Hypothetical Growth of a $10,000 Investment, Historical Performances	3
Shareholder Expense Examples	33
Schedules of Investments
AdvisorShares Cornerstone Small Cap ETF (SCAP)	35
AdvisorShares Dorsey Wright ADR ETF (AADR)	41
AdvisorShares Focused Equity ETF (CWS)	44
AdvisorShares KIM Korea Equity ETF (KOR)	46
AdvisorShares Madrona Domestic ETF (FWDD)	49
AdvisorShares Madrona Global Bond ETF (FWDB)	58
AdvisorShares Madrona International ETF (FWDI)	60
AdvisorShares New Tech and Media ETF (FNG)	63
AdvisorShares Newfleet Multi-Sector Income ETF (MINC)	64
AdvisorShares Pacific Asset Enhanced Floating Rate ETF (FLRT)	78
AdvisorShares Ranger Equity Bear ETF (HDGE)	83
AdvisorShares Sage Core Reserves ETF (HOLD)	85
AdvisorShares STAR Global Buy-Write ETF (VEGA)	90
AdvisorShares VICE ETF (ACT)	91
AdvisorShares Wilshire Buyback ETF (TTFS)	92
Statements of Assets and Liabilities	96
Statements of Operations	100
Statements of Changes in Net Assets	104
Financial Highlights	110
Notes to Financial Statements	121
Report of Independent Registered Public Accounting Firm	144
Board of Trustees and Officers (Unaudited)	145
Supplemental Information	146

ADVISORSHARES TRUST

Letter from the CEO of AdvisorShares Investments, LLC

June 30, 2018

As rumblings of potential trade wars and rising interest rates have tended to overshadow the recent financial news cycle, depending on one’s outlook, an ominous cloud may seem lurking over the broader markets and the asset management industry. Another perspective could easily take a more optimistic viewpoint, regardless if we’re continuing an historic bull market or on a path towards a bear market, that an increasing amount of educational resources and tools using the best investment technology available today in the form of exchange-traded funds (ETFs) are available for investors to manage risk. As an early and established leader in the actively managed ETF space, AdvisorShares remains committed to our fund shareholders and prospective investors through our diverse, innovative suite of ETFs that seek to provide attractive risk-adjusted returns relative to their respective benchmarks. We also continue to be educational advocates on the benefits of actively managed ETFs and how manager and strategy diversification throughout all market environments may improve one’s path toward their investment goals.

AdvisorShares regularly publishes a monthly Active ETF Report that provides a detailed overview of our rapidly expanding investment space. In my letter in last year’s Annual Report, I cited how 187 actively managed ETFs were trading with total net assets exceeding past $37 billion. As of June 30, 2018, 232 actively managed ETFs are trading with total net assets surpassing $58 billion. The growth of the active ETF space has remained remarkably consistent with a growing number of fund sponsors, which includes prominent portfolio managers and some of the largest mutual fund firms, as the asset management industry continues to gravitate toward the active ETF space.

Exhibit 1

As of June 30, 2018; Source: AdvisorShares

AdvisorShares has maintained a steady position with its market share among overall active ETF net assets even as the number of fund sponsors continues to increase. One catalyst of growth can be attributed to the AdvisorShares Dorsey Wright ETF (Ticker: AADR) which utilizes the widely regarded expertise of its portfolio manager, Nasdaq Dorsey Wright, in applying technical analysis and relative strength investing to an international equity strategy. Other funds such as the AdvisorShares Newfleet Multi-Sector Income ETF (Ticker: MINC), the AdvisorShares Wilshire Buyback ETF (Ticker: TTFS), the AdvisorShares STAR Global Buy-Write ETF (Ticker: VEGA) and the AdvisorShares Cornerstone Small

ADVISORSHARES TRUST

Letter from the CEO of AdvisorShares Investments, LLC (Continued)

June 30, 2018

Cap ETF (Ticker: SCAP) join AADR as investment strategies that have exhibited exemplary, overall risk-adjusted performance among their peer groups.

We closed one fund during the first half of 2018, which was the AdvisorShares Meidell Tactical Advantage ETF (Ticker: MATH). MATH closed after our firm successfully completed a proxy process to make AdvisorShares 100% employee-owned. Unfortunately, decades-old proxy voting rules forced this closure as MATH did not receive enough proxy votes among its shareholders to meet quorum. The Peritus High Yield ETF (Ticker: HYLD) did not close but moved to another Trust and is no longer an AdvisorShares-affiliated product. While no new ETFs launched during the first six months of 2018, we are preparing for two new ETFs to begin trading soon: a micro cap equity strategy (Ticker: DWMC) and a short equity strategy (Ticker: DWSH) both managed by Dorsey Wright who will be employing their renowned relative strength investment approach to both ETFs.

We remain tremendously optimistic about our actively managed ETF suite. A number of our ETFs that have reached their three-year track record, an important milestone for investors evaluating actively managed strategies, stand out when viewing their overall risk-adjusted performance among their respective peer groups. As we complement our existing strategies with new ETFs entering a new fiscal year, we believe our compelling line-up will continue to benefit our current shareholders as well as attract new investors. We remain bullish on the future of actively managed ETFs and the structural benefits that they deliver—the ability to use limit orders, full transparency, intraday liquidity and operational and tax efficiency. As an early trailblazer within the active ETF space, we look forward to continuing serving you, our shareholders, and thank you for your ongoing support and interest in AdvisorShares.

Best regards,

Noah Hamman

CEO, AdvisorShares Investments

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. ADRs are subject to the risk of change in political or economic conditions and exchange rates in foreign countries. Certain funds may participate in leveraged transactions to include selling securities short which creates the risk of magnified capital losses. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions, and may lower the Fund’s return or result in a loss. There is no guarantee that the individual Funds’ will achieve the stated investment objectives. The risks associated with each Fund include the risks associated with the underlying ETFs, which can result in higher volatility, and are detailed in each Fund’s prospectus and on each Fund’s webpage.

The views in this report were those of the Fund’s CEO as of June 30, 2018 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

ADVISORSHARES TRUST

AdvisorShares Cornerstone Small Cap ETF (SCAP)

For the 12-month period ending June 30, 2018, the AdvisorShares Cornerstone Small Cap ETF returned 23.93% on a NAV basis and 24.04% on a Market Price basis. For the same period, the Russell 2000 Index returned 17.57%. As of June 30, 2018, the strategy underlying the ETF has a six-year track record of outperformance, returning 17.71% on an annualized NAV basis, while the Russell 2000 Index has returned 14.34%.

Small cap stocks demonstrated strength during the period, as investors continued to seek companies that would benefit from a changing legislative agenda, particularly tax reform. Additionally, as confidence in the U.S. economy improved at the same time as foreign uncertainty rose, companies exhibiting fundamental strength, differentiated products, and more domestic exposure benefitted.

The strategy underlying the AdvisorShares Cornerstone Small Cap ETF seeks to identify companies which are demonstrating improving fundamentals and quality balance sheets. This growth tilt in the portfolio likely supported performance, as the Russell 2000 Growth Index significantly outperformed the Russell 2000 Value Index during the period.

Within the portfolio, stock selection was key to our significant positive performance during the period. On a sector basis, our overweight position to and stock selection within Information Technology, Consumer Discretionary, and Energy, our underweight position to and stock selection in Financials, and our underweight position to Utilities were positive contributors to performance. Top contributing holdings include HR consulting business Insperity, Chinese insurance broker Fanhua, and tertiary oil driller Denbury Resources. Our underweight position to Health Care, overweight position to Industrials, and stock selection in Consumer Staples slightly offset our positive performance. Top detracting holdings include power plant builder Argan, fiber-optics producer Applied Optoelectronics, and network security provider A10 Networks. Additionally, as the market was very strong during the period, our modest cash holdings also partly offset performance.

Looking forward, we continue to believe that the portfolio underlying the AdvisorShares Cornerstone Small Cap ETF is well positioned for long-term success. We continue to face a changing environment, with some economic and policy uncertainty. We believe we have developed a methodical, disciplined, and diversified approach to managing small cap stocks with a focus on those companies demonstrating fundamental strength, which should continue to be an attractive way to invest in the asset class.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period July 6, 2016 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

	1 Year	Since Inception 7/6/2016	Predecessor 3 Year**	Predecessor 5 Year**	Predecessor Since Inception 6/30/2012**
AdvisorShares Cornerstone Small Cap ETF NAV	23.93%	24.69%	14.61%	15.69%	17.71%
AdvisorShares Cornerstone Small Cap ETF Market Price**	24.04%	24.73%	N/A	N/A	N/A
Russell 2000 Index	17.57%	21.46%	10.96%	12.46%	14.34%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.06% and the net expense ratio is 0.90%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.90%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      Simultaneous with the commencement of the Fund’s investment operations on July 7, 2016, a separate account (the “Predecessor Account”), which was managed by the same portfolio management team, converted into the Fund. The Predecessor Account began trading June 30, 2012. All performance prior to July 7, 2016 represents actual trading of the Predecessor Account and has not been restated to reflect the estimated total annual operating expenses of the Fund, which, if reflected, would lower returns. Performance after July 7, 2016 is reflective of the total annual operating expenses of the Fund.

***    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 2000 index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright ADR ETF (AADR)

The AdvisorShares Dorsey Wright ADR ETF (AADR) finished the year ended 6/30/2018 up substantially more than its benchmarks. AADR realized gains of 15.45% on a NAV basis and a Market Price Return of 15.01%, while the MSCI EAFE Index gained 6.84% and the BNY Mellon Classic ADR Index was up 6.82% over that 12-month period. Momentum in International markets was strong for the majority of the year, but tailed off during the final 4-6 weeks.

The Fund was overweight to Emerging Markets for most of the year, and that is what drove the bulk of the outperformance. For the bulk of the year, the Fund was very overweighted to Emerging Markets, Latin America specifically. Those overweights hurt performance during the final 3 months of the fiscal year when the U.S. Dollar rallied and Emerging Markets began underperforming Developed Markets. In addition to the broad allocation to Emerging Markets, our security selection was very strong. We had a number of holdings up substantially more than the benchmark.

The performance shift to Developed Markets from Emerging Markets is causing us to change the allocations in the Fund. Looking forward, we expect the first couple of months of the new fiscal year to be a transition period where we are selling names that fall out of our model and replacing them with stronger ones. During that time, we expect to see a reduction in our Emerging Markets exposure and a reduction in the Latin America exposure specifically. We expect momentum to perform well in the coming year. Our indicators show a positive backdrop for momentum strategies and are not signaling a shift to other factors.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period July 21, 2010 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

	1 Year	3 Year	5 Year	Since Inception 7/21/2010
AdvisorShares Dorsey Wright ADR ETF NAV	15.45%	12.00%	11.06%	10.71%
AdvisorShares Dorsey Wright ADR ETF Market Price**	15.01%	11.97%	11.01%	10.67%
MSCI EAFE Index (Net)	6.84%	4.90%	6.44%	7.17%
BNY Mellon Classic ADR Index TR	6.82%	4.98%	6.30%	6.40%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.95% and the net expense ratio is 1.02%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.88%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

The BNY Mellon Classic ADR Index combines the over the counter (OTC) traded ADRs with exchange-listed ADRs bringing transparency to the available universe of American Depositary Receipts, including those issued by many of the world’s premier companies.  One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Focused Equity ETF (CWS)

The AdvisorShares Focused Equity ETF (CWS) had a very good 12 months ending June 30, 2018. Over that time, the market price return gained 11.51% and the Net Asset Value gained 11.57%.

The objective of CWS is to buy and hold high-quality stocks. As a result, we were able to capitalize on the buoyant market environment during those 12 months. Furthermore, our focus on high-quality stocks prevented us from suffering any undue losses. In fact, our relative performance improved during a period of overall market weakness.

The outlook for CWS continues to be quite good. The Fed’s interest-rate policy will likely cause investors to be more discerning, which benefits the CWS strategy.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period September 20, 2016 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

	1 Year	Since Inception 9/20/2016
AdvisorShares Focused Equity ETF NAV	11.57%	14.73%
AdvisorShares Focused Equity ETF Market Price**	11.51%	14.70%
S&P 500 Index	14.37%	16.74%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.39% and the net expense ratio is 0.68%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares KIM Korea Equity ETF (KOR)

The AdvisorShares KIM Korea Equity ETF’s (KOR) NAV performance for the 12-month period ending June 30, 2018 finished at 0.82% and the market price return finished at 0.79% during that same span. The MSCI Korea Index returned 3.39% during the same 12-month period.

By sector contribution analysis, biggest gainers were material (+15.17%, +1.65% contribution), energy (+14.06%, +0.65% contribution), and consumer staples (+10.03%, +0.54% contribution). In contrast, the biggest decliner was industrials (-13.55%, -1.94% contribution). By stock, biggest gainers were Shinsegae (+94.5%), Cuckoo (+72.9%), and Medy-Tox (+70.6%), where biggest decliners were Orion holdings (-45.2%), Hanjin KAL (-34.9%), and Vieworks (-31.7%).

KOR by style is heavily weighted toward large cap and growth (“large cap growth”). Active returns by style, KOR overweighted macro sensitivity performing +0.70%, and volatility performing +0.60% in the portfolio. On the other hand, KOR underweighted beta resulting -1.42% and -0.55% by size overweight. Korea stock market did not perform outstanding performance in terms of value or growth, thus KOR’s contribution returns on value or growth were not significant. Outperformance by sector asset allocation, KOR overweighted +4.97% of consumer discretionary and +1.22% of materials in the portfolio resulting +0.65% and +0.27% respectively. In contrast, KOR underweighted -1.00% of health care resulting -0.23% underperforming the benchmark.

As the trade dispute issue is unlikely to spread to become a systemic risk, we believe the Korean stock market could make a sharp rally before year-end. The KOSPI’s current valuation at 0.93x 12MF PB and 8.6x 12MF PE is very attractive even given slowing earnings growth. We will take advantage of the recent pullback to increase the portfolio weighting of large-cap exporters with good earnings visibility. With FX rates rising sharply of late, there is better visibility for large-cap exporters that suffered downward earnings revisions throughout 1H18. These exporters now trade at very attractive valuations as shares plunged amid weak investor sentiment.

We will keep increasing the portfolio weighting of the sectors and stocks with standout growth potential. We shall maintain a large portfolio weighting of sectors related to China’s consumer spending that began to recover and the memory sector that constitutes the main pillar of the “industry 4.0” value chain. We will continue to explore retailers, payment solution providers and internet service companies with changing business models and lift their portfolio weightings. Whenever the stocks correct, we will add more biosimilar plays whose pre-emptive investments have erected high barriers to entry and pharmaceutical companies that have built a superior pipeline after lengthy investment efforts.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period September 28, 2016 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

	1 Year	Since Inception 9/28/2016
AdvisorShares KIM Korea Equity ETF NAV	0.82%	8.48%
AdvisorShares KIM Korea Equity ETF Market Price**	0.79%	8.64%
MSCI Korea Net (USD)	3.39%	13.59%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.58% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI Korea Index is a single country index and measures the performance of the large and mid cap segments of the South Korean market. With 107 constituents, the index covers about 85% of the Korean equity universe. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Madrona Domestic ETF (FWDD)

For the 12-month period ended June 30th 2018, the AdvisorShares Madrona Domestic ETF (FWDD) underperformed its benchmark. While the S&P 500 Index returned 14.37%, FWDD appreciated 9.76% in NAV and posted a Market Price Return of 9.78%. We believe that our work to seek out value for our investors has retained its course of success and that we were able to capture a sizeable portion of the growth equity markets witnessed in the recent year. FWDD works to seek long-term capital appreciation by selecting a portfolio of the largest U.S. traded equity securities using a weighted allocation system based on consensus analyst estimates of the present value of future expected earnings relative to the share price of each security.

Lots of factors come into play that attribute to the past 12-month performance of FWDD. Most notably, the Trump Administration’s lowering of the U.S. corporate tax rate from 35% to 21% proved highly conducive to business and sent expectations soaring. Talk of financial and economic deregulation by the administration also supported a highly optimistic view on domestic markets. 2017 witnessed robust growth not just in the U.S., but also around the world. However, tensions with North Korea and surfacing concerns over economic sanctions and trade wars weighed down markets in the beginning of this year.

Looking forward, we expect the favorable corporate and investing climate to continue to ride its course but are also watching a few activities that could make for a less positive year. A trade war with China, a flattening yield curve, and geopolitical unrest could all make their appearance in the year ahead, and the occurrences of these could pump the brakes on the economic steam engine that has been roaring at full speed this past year. President Trump has met with Kim Jung Un in a historic meeting and tensions are seeming to ease, but the full threat of the belligerent country may not have fully subsided. That said, we do not believe strong domestic growth has run its course, and we expect the months ahead to still benefit investors. Our broad diversification in domestic companies will allow investors to both hedge their risks as well as benefit from rising tides that come with corporate growth. We hope to continue our mission of remianing a suitable investment vehicle for those looking for a well-diversified portfolio.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period June 21, 2011 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

	1 Year	3 Year	5 Year	Since Inception 6/21/2011
AdvisorShares Madrona Domestic ETF NAV	9.76%	7.37%	10.89%	11.77%
AdvisorShares Madrona Domestic ETF Market Price**	9.78%	7.39%	10.90%	11.78%
S&P 500 Index	14.37%	11.93%	13.42%	13.71%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.37% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Madrona Global Bond ETF (FWDB)

For the 12-month period ended June 30th 2018, the AdvisorShares Madrona Global Bond ETF (FWDB) surpassed its benchmark. While the Bloomberg Barclays U.S. Aggregate Bond Index saw a return of -0.40%, FWDB increased in NAV by 1.55%, and posted a Market Price Return of 1.47%. We believe that our work to seek out value for our investors has retained its course of success and are happy to see returns in excess of our benchmark for another year. With yield curve and mean reversion analytical tools as foundations for allocation, we aim to retain our value as a forward-looking fund.

There are many factors that attribute to the past 12-month performance of FWDB. First, exposure in the financial sector allowed for buoyant gains derived from expectations of domestic financial deregulation and loosened lending requirements. Lower barriers may enable financial institutions to expand their operations and cash flows, and this was priced into increases from our positions in the financial sector. In addition, our convertible securities and floating rate bonds posted attractive returns as underlying corporate performance has been buoyed by a robust business climate. We hold that our investments and allocations that differ from our benchmark give investors appreciation where our benchmark may overlook.

Looking forward to the rest of the year and to 2019, we expect the overall business climate to remain healthy. However, we are also following Federal Reserve activity as well as U.S. economic relations with other countries for any signs of shifting winds. Notably in Asia and China, positions may be impacted by perceptions of a trade war escalating. Despite concerns, as emerging markets continue their transitions to innovative service-based economies, we expect the investment vehicles associated in FWDB to grow accordingly. Our investors are able to benefit from global diversification into the broader investable bond universe. Through a portfolio that provides diversification not based on market cap and a history of outperforming our benchmark, we are excited to see FWDB continue its mission of serving as a suitable option for those with a global investing mindset looking for a truly diversified and analysis-based return.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period June 21, 2011 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

	1 Year	3 Year	5 Year	Since Inception 6/21/2011
AdvisorShares Madrona Global Bond ETF NAV	1.55%	3.84%	3.53%	3.33%
AdvisorShares Madrona Global Bond ETF Market Price**	1.47%	3.83%	3.59%	3.32%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.40%	1.72%	2.27%	2.48%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.22% and the net expense ratio is 0.95%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.95%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Madrona International ETF (FWDI)

For the 12-month period ended June 30th 2018, the AdvisorShares Madrona International ETF outperformed its benchmark. While the MSCI EAFE Index returned 6.84%, FWDI gained 12.39% in NAV and posted a Market Price Return of 12.42%. We believe that our work to seek out value for our investors has retained its course of success and are happy to see returns in excess of our benchmark. FWDI operates with a portfolio primarily composed of up to 200 of the largest American Depositary Receipts (ADRs) from among the largest issuers of Europe, Australasia and the Far East (EAFE) and Canada as well as other emerging markets.

Many factors can be attributed to the past 12-month performance of FWDI. Coordinated global growth continued alongside the U.S.’s gains from a lowered corporate tax rate and financial deregulation. However, tensions with North Korea and concerns over economic sanctions and trade wars weighed concerned global markets and led to a somewhat rocky start at the beginning of 2018. While the United States and North Korea have finally met in person, complete geopolitical tension has not been settled fully and may still linger into the months to come.

Looking forward, we are optimistic that a healthy global corporate climate will continue its route but are also cautious of risks that loom on the horizon. A trade war with China, a flattening yield curve, and geopolitical unrest across the globe could all surprise markets in the year ahead, and these events could slow the global economic engine that has been working together for investors. We expect our broad global diversification will mitigate some of these risks and allow us to benefit from rising tides that may come. We hope to continue our mission of being a suitable investment vehicle for those looking for a well-diversified global portfolio.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period June 21, 2011 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

	1 Year	3 Year	5 Year	Since Inception 6/21/2011
AdvisorShares Madrona International ETF NAV	12.39%	4.66%	6.50%	4.22%
AdvisorShares Madrona International ETF Market Price**	12.42%	4.68%	6.53%	4.22%
MSCI EAFE Index (Net)	6.84%	4.90%	6.44%	5.49%
BNY Mellon Classic ADR Index TR	6.82%	4.98%	6.30%	4.76%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.78% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index (Net) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

The BNY Mellon Classic ADR Index TR combines the over the counter (OTC) traded ADRs with exchange- listed ADRs bringing transparency to the available universe of American Depositary Receipts, including those issued by many of the world’s premier companies.  One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares New Tech and Media ETF (FNG)

The AdvisorShares New Tech and Media ETF (FNG) debuted on July 11, 2017 and has gained both 6.01% on a NAV basis and 6.05% in Market Price Return from its launch through June 30, 2018 – with a high water mark of approximately 20% and a low of -0.98% in NAV during that span.

FNG is designed with a focus on securities that are among the high-performing technology and media leadership, which have a minimum beta of 1.2 and are designed to historically have outsized performance in both a rising market and a falling market.

A big switch for the FNG in 2018 was a change in portfolio construction where two core “FANG” names, Facebook and Alphabet, were deleted from the portfolio for lack of performance and long-term price growth. The Portfolio Manager continues to search for securities with above average growth and appreciation with a focus on en vogue technologies and future earnings growth potential.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period July 11, 2017 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

Since Inception 07/11/2017
AdvisorShares New Tech and Media ETF NAV	6.01%
AdvisorShares New Tech and Media ETF Market Price**	6.05%
S&P 500 Index	14.20%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.97% and the net expense ratio is 0.82%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Newfleet Multi-Sector Income ETF (MINC)

The AdvisorShares Newfleet Multi-Sector Income ETF (MINC) posted a return of 0.87%, based on NAV and 0.70%, based on Market Price as compared to -0.40% for the Bloomberg Barclays U.S. Aggregate Bond Index or -0.16% for the BofA Merrill Lynch 1-5 Year US Corporate & Government Bond Index for the 1-year period ended June 30th 2018. The indices mentioned are the two that are commonly referenced to compare MINC’s performance relative to that of the overall bond market.

MINC benefitted from being able to invest broadly across all of the sectors of the bond market rather than being restricted like the benchmarks, which allocated primarily to securities from the agency mortgage backed, US Government, and Investment Grade Sectors (comprising approximately 90% of the benchmark weighting). The three sectors that drove the bulk of the outperformance for MINC were Residential Mortgage Backed (RMBS), Leveraged Loan, and Asset Backed Sectors (ABS) which are heavy weights in the portfolio but relatively nonexistent in the benchmark. MINC secondarily benefitted from good issue selection within each of the sectors the portfolio was invested in.

In the short to intermediate term, we are constructive on the US economy and credit spread sectors in general which tend to perform well even when interest rates increase as the Fed is doing with its current policy. In particular, history has shown both leveraged loans and high yield as being two sectors that perform well in environments we currently find ourselves. The floating rate nature of structured sectors like Asset-Backed Securities and Residential Mortgage Backed Securities also tend to perform admirably in the face of rising rates thanks to their shorter durations and floating rate coupons. These sectors mentioned will feature heavily for the foreseeable future.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period March 19, 2013 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

	1 Year	3 Year	5 Year	Since Inception 3/19/2013
AdvisorShares Newfleet Multi-Sector Income ETF NAV	0.87%	1.83%	2.23%	1.84%
AdvisorShares Newfleet Multi-Sector Income ETF Market Price**	0.70%	1.82%	2.21%	1.81%
BofA Merrill Lynch 1-5 Year US Corporate & Government Bond Index	-0.16%	0.87%	1.19%	0.98%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.40%	1.72%	2.27%	1.71%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.84% and the net expense ratio is 0.75%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The BofA Merrill Lynch 1-5 Year US Corporate & Government Bond Index tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasury, US agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 5 years, calculated on a total return basis. One cannot invest directly in an index.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Pacific Asset Enhanced Floating Rate ETF (FLRT)

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF (FLRT) returned 2.65% on a market price basis and 2.36% on a NAV basis for the year ended June 30, 2018, net of fees. The S&P/LSTA U.S. Leveraged Loan 100 Index gained 3.78%.

The bank loan market provided positive returns for the one-year period ended June 30, 2018. Loan sectors influenced by commodities led the way higher with Energy and Metals/Minerals related credits outperforming the remaining sectors of the index. Additionally, high yield bonds performed well in the back half of 2017, but have been met with resistance thus far in 2018. Weakness within the retail sector loan names detracted from performance as the sector continues to face a secular headwind.

As we enter the second half of 2018, economic growth continues to be positive, monetary policy remains accommodative (although gradually less so), and overall leverage among high-yield companies remains, for the most part, reasonable. Technical conditions remain favorable given robust CLO issuance and retail demand for floating rate yield. We continue to monitor tightening valuations within the bank loan market and maintain that balancing risks in the portfolio is vital. In looking ahead, we continue to believe flexibility and liquidity are critical at this juncture.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period February 18, 2015 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

	1 Year	3 Year	Since Inception 2/18/2015
AdvisorShares Pacific Asset Enhanced Floating Rate ETF NAV	2.36%	2.94%	2.76%
AdvisorShares Pacific Asset Enhanced Floating Rate ETF Market Price**	2.65%	2.93%	2.83%
S&P/LSTA U.S. Leveraged Loan 100 Index	3.78%	3.72%	3.43%
S&P 500 Index	14.37%	11.93%	10.25%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.62% and the net expense ratio is 1.10%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.10%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. One cannot invest directly in an index.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

Bank Loan: funds that invest primarily in floating-rate bank loans instead of bonds. In exchange for their credit risk, they offer high interest payments that typically float above a common short-term benchmark.

ADVISORSHARES TRUST

AdvisorShares Ranger Equity Bear ETF (HDGE)

For the 12-month period ended June 30, 2018, the NAV and market price return for the AdvisorShares Ranger Equity Bear ETF was -8.92% and -9.01% respectively. During this period, the S&P 500 returned 14.37%.

Performance was largely driven by stock selection. As the bull market has continued on, more and more companies have resorted to Non-GAAP measures of financial reporting. Companies that have displayed poor earnings quality and weak guidance have provided the opportunity to gain alpha shorting stocks as they underperform. In addition, the Fund avoided many high momentum market leaders which drove the performance of the S&P 500. Most notably the FAANG-type stocks.

The Fund’s outlook remains cautious about the broader markets. While price is near all-time highs, so are many valuation metrics. For example, the median price/sales ratio on the S&P 500 remains highly extended above the last two cycle peaks and at all-time highs. The beta of the portfolio remains high to provide an opportunity for downside capture in market declines. The Fund is near 100% exposure as market sentiment remains too optimistic.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period January 27, 2011 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

	1 Year	3 Year	5 Year	Since Inception 1/27/2011
AdvisorShares Ranger Equity Bear ETF NAV	-8.92%	-10.50%	-13.57%	-14.52%
AdvisorShares Ranger Equity Bear ETF Market Price**	-9.01%	-10.58%	-13.60%	-14.55%
S&P 500 Index	14.37%	11.93%	13.42%	12.84%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 2.52%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Sage Core Reserves ETF (HOLD)

The AdvisorShares Sage Core Reserves ETF (NYSE Arca: HOLD) gained 1.38% NAV and 1.34% Market Price Return in the 12 months ended June 30, 2018, vs. 1.29% on the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index. This return is net of fees and calculated daily based on the NAV.

HOLD, a short duration cash alternative benefited primarily from excess carry realized through the holding of spread product, in both the corporate and securitized products space. The Fund’s largest sector weight is in corporate credit, which comprises nearly 60% of the fund. Within the corporate space, the Industrial and Financials subsectors are split nearly evenly at 30% apiece. Structured products represent nearly 30% of the fund, with asset-backed securities making up the preponderance of that space. There are also smaller allocations to US Treasuries and Agency CMO’s.

The story over the past several years has been that central bank policy has been the primary driver of returns. However, we now find ourselves in the middle of the Fed unwinding their balance sheet and hiking rates. This has resulted in a higher cost of capital through both higher rates and wider spreads. However, as rates have increased, the slope of the Treasury curve has flattened to levels not seen since 2007. What remains to be seen is what impact the flat Treasury curve will have on the Fed’s desire to hike rates over the next several years, and whether the higher cost of capital will weigh on economic growth.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period January 14, 2014 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

	1 Year	3 Year	Since Inception 1/14/2014
AdvisorShares Sage Core Reserves ETF NAV	1.38%	1.10%	0.76%
AdvisorShares Sage Core Reserves ETF Market Price**	1.34%	1.08%	0.76%
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	1.29%	0.62%	0.43%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.65% and the net expense ratio is 0.35%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. The Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index is an unmanaged index considered representative of the performance of the U.S. Treasury Bill issued by the U.S. Government. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares STAR Global Buy-Write ETF (VEGA)

The AdvisorShares STAR Global Buy-Write ETF (VEGA) was up 6.41% based on the NAV (6.45% Market Price Return) for the 1-year performance ended June 30th 2018. It slightly underperformed its benchmark, which was up 6.99%. VEGA ETF’s benchmark is made up of 37.5% MSCI World Index, 37.5% CBOE S&P 500 BuyWrite Index and 25% Bloomberg Barclays Intermediate US Gov/Credit Bond Index. The component parts of the benchmark had the following contributory performance 11.09%, 7.28% and -0.58%, respectively.

The VEGA ETF’s primary contribution in performance is our U.S. Equity holdings, specifically iShares Russell 2000 ETF (IWM), SPDR S&P 500 ETF (SPY) and Financial Select Sector SPDR Fund (XLF). Additionally, our other non-U.S. equity holdings performed well which included XTrackers MSCI Europe Hedged Equity (DBEU), iShares MSCI Emerging Markets ETF (EEM) and iShares MSCI EAFE ETF (EFA). Primary detractors were Fixed Income, specifically Vanguard Intermediate-Term Bond (BIV) and SPDR Doubleline Total Return Tactical ETF (TOTL). During this period, Covered Call provided minimal contribution as Covered Calls are primarily sold on SPY, EFA and EEM; all of which experienced appreciation, sometimes beyond VEGA ETF’s set strikes. Protection Puts were detractors during the period as the move opposite of the underlying, in this case the SPY, which had good performance during the period. iShares MSCI Emerging Markets ETF (EEM) was removed during the period in early June 2018, sighting a need to clarity in the region before reinvesting. Proceeds from the elimination of EEM were left in cash.

The VEGA ETF continues to provide a tactical global-exposure portfolio with an option overlay component. The U.S. Bull market may be at an inflection point, Non-U.S. Developed continues to struggle and Emerging Markets may be in turmoil based on U.S. rate hike increases. There is potential to see volatility increase as Quantitative Tightening ramps up in 2018. This uncertainty in the market plays to VEGA’s strength in option overlay, as volatility is the primary pricing mechanism for options pricing.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period September 17, 2012 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

	1 Year	3 Year	5 Year	Since Inception 9/17/2012
AdvisorShares STAR Global Buy-Write ETF NAV	6.41%	5.51%	5.77%	4.08%
AdvisorShares STAR Global Buy-Write ETF Market Price**	6.45%	5.52%	5.77%	4.08%
MSCI World Index (Net)	11.09%	8.48%	9.94%	10.12%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.18% and the net expense ratio is 1.85%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Vice ETF (ACT)

The AdvisorShares Vice ETF (ACT) was launched with an inception date of December 12, 2017 and therefore does not have a full 12-month period of performance. For the partial period of December 12, 2017 through June 30, 2018, the Fund gained 2.89% based on market return and 2.58% based on Net Asset Value. During the same timeframe, the Standard & Poor’s 500 Index returned just slightly more at 3.10%.

The Fund’s performance was mostly based on individual stock selection and weighting. AdvisorShares Vice ETF focuses primarily on alcohol, tobacco and cannabis-related stocks. Since inception in the past year, top contributors to performance have included both restaurant / bar companies included for their alcohol sales and some alcohol producers, a few smaller capitalization tobacco-related companies, and some pharmaceuticals included as cannabis-related. On the other hand, primary drags to performance also included some alcohol producers, some of the largest tobacco companies, and one pharmaceutical.

While the overall market has been in an extended bull market, in the past year the market has been driven mainly by momentum in a handful of technology-related stocks. In the coming year, we think the market may lack true direction. In negative or stagnant markets, alcohol and tobacco stocks can often look attractive and show their “market-resistant” qualities. We are always keeping a close eye on cannabis-related developments of all types and are cautiously optimistic about the legal future. In the short term, we feel most cannabis stocks are quite over-priced and not attractive. Regardless, we do not invest in direct cannabis growers under current Federal law. In the long term, we feel there may be major breakthroughs and our investable universe of stocks will grow.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period December 12, 2017 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

Since Inception 12/12/2017
AdvisorShares VICE ETF NAV	2.58%
AdvisorShares VICE ETF Market Price**	2.89%
S&P 500 Index	3.10%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.18% and the net expense ratio is 0.75%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Wilshire Buyback ETF (TTFS)

The AdvisorShares Wilshire Buyback ETF (NYSE Arca: TTFS) returned a NAV of 3.15% and a market price of 3.26%, significantly underperforming the benchmark Wilshire US Large Cap Index, which returned 14.42%, for the year ended June 30, 2018. The Fund seeks to achieve its performance objective by investing in stocks that are currently reducing the amount of floated shares through share buybacks while meeting specific debt and free cash flow criteria.

Buyback activity has clearly not been rewarded by the market over the past year even as companies which engage in share buybacks are typically more attractively valued. During this period of time, we witnessed significant underperformance of value vs. growth stocks as the Wilshire US Large Cap Value Index returned 9.37%, while the Wilshire US Large Cap Growth Index returned 19.67%. Given our investment approach, the Fund has been largely underweight Information Technology stocks, which represented the largest negative contribution to underperformance for the year. At the same time, the share buyback activity in cyclically sensitive sectors led to an overweight in Industrials, Consumer Discretionary, and Financials, which all meaningfully underperformed technology stocks.

We believe that the US equity market is now being driven by momentum and sentiment, as opposed to valuations, and we expect that when this trend reverses, our portfolio should perform well. We are witnessing a material flattening of the US yield curve, very narrow yield spreads in high yield bonds relative to Treasuries, and stretched valuations in equities. Historically speaking, the alignment of these indicators have typically been a precursor to a challenging market environment. We take comfort in knowing that the Fund currently trades at a meaningfully cheaper valuation than the Index with a forward P/E of 13.35 vs. 16.65 for the Index. On a cash flow basis, the Fund’s price-free-cash-flow (P/FCF) is 14.02 vs. 23.25, substantially cheaper than the Index. Given this dispersion in valuations, we believe that value stocks provide more margin of safety and more total return potential relative to growth stocks. We remain confident in our investment process; we will continue to keep you apprised with insights on our portfolio and results.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period October 4, 2011 to June 30, 2018

HISTORICAL PERFORMANCE

Total Return as of June 30, 2018

	1 Year	3 Year	5 Year	Since Inception 10/4/2011
AdvisorShares Wilshire Buyback ETF NAV	3.15%	6.86%	11.35%	15.94%
AdvisorShares Wilshire Buyback ETF Market Price**	3.26%	6.87%	11.31%	15.94%
Russell 3000 Index	14.78%	11.58%	13.29%	16.48%
Wilshire US Large Cap Index	14.42%	12.00%	13.47%	16.41%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.07% and the net expense ratio is 0.87%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.90%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*        Commencement of operations.

**      The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. One cannot invest directly in an index.

The Wilshire US Large Cap Index is a float-adjusted, market capitalization-weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market IndexSM (Wilshire 5000®). One cannot invest directly in an index.

ADVISORSHARES TRUST

Shareholder Expense Examples

As a shareholder of the Fund, you incur transaction cost and ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an initial investment of $1,000 invested at January 1, 2018 and held for the period ended June 30, 2018.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Funds and other ETF funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Annualized Expense Ratio for the Period	Expenses Paid(1)
AdvisorShares Cornerstone Small Cap ETF
Actual	$1,000.00	$1,119.50	0.90%	$4.73
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
AdvisorShares Dorsey Wright ADR ETF
Actual	$1,000.00	$ 913.60	0.95%	$4.51
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76
AdvisorShares Focused Equity ETF
Actual	$1,000.00	$1,019.00	0.66%	$3.30
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.52	0.66%	$3.31
AdvisorShares KIM Korea Equity ETF
Actual	$1,000.00	$ 907.30	0.99%	$4.68
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96

ADVISORSHARES TRUST

Shareholder Expense Examples (continued)

Fund Name	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Annualized Expense Ratio for the Period	Expenses Paid(1)
AdvisorShares Madrona Domestic ETF
Actual	$1,000.00	$ 995.90	1.25%	$6.19
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Madrona Global Bond ETF
Actual	$1,000.00	$ 991.20	0.95%	$4.69
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76
AdvisorShares Madrona International ETF
Actual	$1,000.00	$ 977.10	1.25%	$6.13
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares New Tech and Media ETF
Actual	$1,000.00	$ 989.10	0.80%	$3.95
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.83	0.80%	$4.01
AdvisorShares Newfleet Multi-Sector Income ETF
Actual	$1,000.00	$1,000.40	0.75%	$3.72
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
AdvisorShares Pacific Asset Enhanced Floating Rate ETF
Actual	$1,000.00	$1,012.90	1.10%	$5.49
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51
AdvisorShares Ranger Equity Bear ETF
Actual	$1,000.00	$ 991.70	1.73%	$8.54
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.22	1.73%	$8.65
AdvisorShares Sage Core Reserves ETF
Actual	$1,000.00	$1,007.80	0.35%	$1.74
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
AdvisorShares STAR Global Buy-Write ETF
Actual	$1,000.00	$1,005.30	1.85%	$9.20
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.62	1.85%	$9.25
AdvisorShares Vice ETF
Actual	$1,000.00	$ 978.80	0.75%	$3.68
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
AdvisorShares Wilshire Buyback ETF
Actual	$1,000.00	$ 952.70	0.84%	$4.07
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.63	0.84%	$4.21

____________

(1)    Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).

ADVISORSHARES CORNERSTONE SMALL CAP ETF

Schedule of Investments

June 30, 2018

Investments	Shares	Value
COMMON STOCKS — 99.4%

Agriculture — 0.4%
Phibro Animal Health Corp., Class A	506	$23,301

Airlines — 1.0%
SkyWest, Inc.	1,046	54,287

Apparel — 0.5%
Deckers Outdoor Corp.*(a)	215	24,271

Auto Manufacturers — 0.3%
Wabash National Corp.	955	17,820

Auto Parts & Equipment — 1.0%
Modine Manufacturing Co.*	1,019	18,597
Spartan Motors, Inc.	1,155	17,440
Titan International, Inc.	1,527	16,385
Total Auto Parts & Equipment		52,422

Banks — 5.1%
Blue Hills Bancorp, Inc.	821	18,226
Community Trust Bancorp, Inc.	436	21,778
Eagle Bancorp, Inc.*	549	33,654
First BanCorp (Puerto Rico)*	2,319	17,740
First Bancorp/Southern Pines NC	523	21,396
First Commonwealth Financial Corp.	1,273	19,744
First Mid-Illinois Bancshares, Inc.	426	16,742
Fulton Financial Corp.	813	13,415
Heritage Commerce Corp.	1,154	19,607
National Bank Holdings Corp., Class A	477	18,407
OFG Bancorp (Puerto Rico)	1,274	17,900
Old Second Bancorp, Inc.	1,290	18,576
TriState Capital Holdings, Inc.*	1,094	28,553
Total Banks		265,738

Beverages — 0.3%
Boston Beer Co., Inc. (The), Class A*(a)	59	17,682

Biotechnology — 1.4%
ANI Pharmaceuticals, Inc.*(a)	341	22,779
Myriad Genetics, Inc.*(a)	658	24,589
NuCana PLC (United Kingdom)*(a)(b)	670	12,730
PDL BioPharma, Inc.*	6,084	14,237
Total Biotechnology		74,335

Building Materials — 1.9%
American Woodmark Corp.*	194	17,761
Cree, Inc.*(a)	408	16,961
Gibraltar Industries, Inc.*(a)	587	22,012
Investments	Shares	Value
COMMON STOCKS (continued)

Building Materials (continued)
PGT Innovations, Inc.*	1,060	$22,101
Quanex Building Products Corp.	1,052	18,883
Total Building Materials		97,718

Chemicals — 1.4%
Balchem Corp.	189	18,549
Innospec, Inc.	221	16,918
Koppers Holdings, Inc.*	364	13,959
Kronos Worldwide, Inc.	1,040	23,431
Total Chemicals		72,857

Coal — 0.5%
SunCoke Energy, Inc.*	1,826	24,468

Commercial Services — 8.0%
Adtalem Global Education, Inc.*	280	13,468
Alarm.com Holdings, Inc.*(a)	507	20,473
American Public Education, Inc.*	467	19,661
Barrett Business Services, Inc.	210	20,280
Care.com, Inc.*	914	19,084
Career Education Corp.*	1,294	20,924
CRA International, Inc.	383	19,491
Deluxe Corp.	259	17,148
EVERTEC, Inc. (Puerto Rico)	850	18,572
Green Dot Corp., Class A*	496	36,401
Heidrick & Struggles International, Inc.	472	16,520
HMS Holdings Corp.*	869	18,788
Insperity, Inc.	776	73,914
Kelly Services, Inc., Class A	636	14,278
McGrath RentCorp	367	23,220
Paylocity Holding Corp.*	441	25,957
Resources Connection, Inc.	1,224	20,686
Textainer Group Holdings Ltd.*(a)	1,014	16,123
Total Commercial Services		414,988

Computers — 2.1%
Carbonite, Inc.*(a)	1,071	37,378
Insight Enterprises, Inc.*	451	22,068
Qualys, Inc.*	351	29,589
Varonis Systems, Inc.*	248	18,476
Total Computers		107,511

Cosmetics/Personal Care — 0.4%
Inter Parfums, Inc.	358	19,153

See accompanying Notes to Financial Statements.

ADVISORSHARES CORNERSTONE SMALL CAP ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)

Distribution/Wholesale — 1.1%
Systemax, Inc.	888	$30,485
Titan Machinery, Inc.*	866	13,466
Triton International Ltd. (Bermuda)	489	14,993
Total Distribution/Wholesale		58,944

Diversified Financial Services — 1.4%
America First Multifamily Investors LP	2,922	18,555
Encore Capital Group, Inc.*(a)	435	15,921
Navient Corp.	1,518	19,779
WageWorks, Inc.*(a)	318	15,900
Total Diversified Financial Services		70,155

Electric — 0.7%
Ameresco, Inc., Class A*	1,622	19,464
PNM Resources, Inc.	475	18,477
Total Electric		37,941

Electrical Components & Equipment — 0.8%
Encore Wire Corp.	355	16,845
Energizer Holdings, Inc.(a)	380	23,925
Total Electrical Components & Equipment		40,770

Electronics — 4.2%
Brady Corp., Class A	453	17,463
Control4 Corp.*(a)	1,100	26,741
CTS Corp.	798	28,728
ESCO Technologies, Inc.	335	19,330
FARO Technologies, Inc.*	323	17,555
KEMET Corp.*	1,070	25,841
Methode Electronics, Inc.	424	17,087
Rogers Corp.*	105	11,703
Stoneridge, Inc.*	992	34,859
Vishay Intertechnology, Inc.	872	20,230
Total Electronics		219,537

Energy – Alternate Sources — 0.8%
Sunrun, Inc.*(a)	2,971	39,069

Engineering & Construction — 0.5%
Exponent, Inc.	560	27,048

Entertainment — 1.1%
Marriott Vacations Worldwide Corp.(a)	280	31,629
Penn National Gaming, Inc.*	733	24,621
Total Entertainment		56,250

Investments	Shares	Value
COMMON STOCKS (continued)

Food — 1.8%
Darling Ingredients, Inc.*	1,140	$22,663
Fresh Del Monte Produce, Inc.	390	17,375
Sanderson Farms, Inc.	178	18,717
Sprouts Farmers Market, Inc.*	803	17,722
United Natural Foods, Inc.*(a)	461	19,666
Total Food		96,143

Forest Products & Paper — 0.4%
Resolute Forest Products, Inc.*	1,943	20,110

Gas — 0.4%
New Jersey Resources Corp.	423	18,929

Hand/Machine Tools — 0.3%
Kennametal, Inc.(a)	496	17,806

Healthcare – Products — 4.6%
Cardiovascular Systems, Inc.*	630	20,374
CONMED Corp.	310	22,692
Inogen, Inc.*	270	50,309
LeMaitre Vascular, Inc.	825	27,621
Luminex Corp.	651	19,224
Merit Medical Systems, Inc.*(a)	846	43,315
NuVasive, Inc.*	388	20,223
Tactile Systems Technology, Inc.*(a)	662	34,424
Total Healthcare – Products		238,182

Healthcare – Services — 2.8%
Amedisys, Inc.*	325	27,775
Ensign Group, Inc. (The)	737	26,399
LHC Group, Inc.*	322	27,560
Providence Service Corp. (The)*	245	19,245
Tivity Health, Inc.*(a)	582	20,486
Triple-S Management Corp., Class B (Puerto Rico)*	677	26,444
Total Healthcare – Services		147,909

Household Products/Wares — 0.9%
ACCO Brands Corp.	1,208	16,731
Central Garden & Pet Co.*(a)	706	30,697
Total Household Products/Wares		47,428

Insurance — 2.2%
CNO Financial Group, Inc.	897	17,079
eHealth, Inc.*	878	19,404
FGL Holdings*	2,073	17,392
Health Insurance Innovations, Inc., Class A*	569	18,407
Kemper Corp.(a)	328	24,813
NMI Holdings, Inc., Class A*	1,069	17,425
Total Insurance		114,520

See accompanying Notes to Financial Statements.

ADVISORSHARES CORNERSTONE SMALL CAP ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)

Internet — 6.2%
21Vianet Group, Inc. (China)*(b)	2,304	$22,349
8x8, Inc.*	1,010	20,250
Bandwidth, Inc., Class A*	615	23,358
Blucora, Inc.*	690	25,530
Cargurus, Inc.*	574	19,941
ChannelAdvisor Corp.*	1,272	17,872
Etsy, Inc.*	627	26,453
FireEye, Inc.*(a)	1,152	17,729
HealthStream, Inc.	665	18,161
Limelight Networks, Inc.*	4,649	20,781
New Media Investment Group, Inc.	1,106	20,439
Perficient, Inc.*	859	22,652
QuinStreet, Inc.*	1,387	17,615
Shutterfly, Inc.*(a)	236	21,247
XO Group, Inc.*	877	28,064
Total Internet		322,441

Iron/Steel — 0.5%
Schnitzer Steel Industries, Inc., Class A(a)	746	25,140

Leisure Time — 1.3%
Callaway Golf Co.(a)	1,116	21,171
Fox Factory Holding Corp.*	616	28,675
LCI Industries(a)	210	18,931
Total Leisure Time		68,777

Lodging — 1.2%
Bluegreen Vacations Corp.(a)	920	21,896
Marcus Corp. (The)	428	13,910
Monarch Casino & Resort, Inc.*	550	24,228
Total Lodging		60,034

Machinery – Diversified — 1.2%
Alamo Group, Inc.	221	19,970
Chart Industries, Inc.*(a)	458	28,249
Kadant, Inc.	165	15,865
Total Machinery – Diversified		64,084

Media — 0.3%
Gannett Co., Inc.(a)	1,658	17,741

Mining — 0.5%
Materion Corp.	343	18,573
U.S. Silica Holdings, Inc.(a)	372	9,557
Total Mining		28,130

Investments	Shares	Value
COMMON STOCKS (continued)

Miscellaneous Manufacturing — 2.5%
Axon Enterprise, Inc.*	304	$19,207
EnPro Industries, Inc.	212	14,829
Federal Signal Corp.	758	17,654
Harsco Corp.*	1,311	28,973
John Bean Technologies Corp.	351	31,204
Myers Industries, Inc.	983	18,874
Total Miscellaneous Manufacturing		130,741

Office Furnishings — 0.4%
Interface, Inc.	800	18,360

Oil & Gas — 4.6%
CNX Resources Corp.*	1,257	22,350
CVR Energy, Inc.(a)	564	20,862
Denbury Resources, Inc.*(a)	10,307	49,577
HighPoint Resources Corp.*(a)	4,003	24,338
Oasis Petroleum, Inc.*(a)	1,818	23,580
PDC Energy, Inc.*(a)	266	16,080
Penn Virginia Corp.*	305	25,891
SM Energy Co.(a)	705	18,111
Talos Energy, Inc.*	531	17,061
Whiting Petroleum Corp.*	367	19,348
Total Oil & Gas		237,198

Oil & Gas Services — 1.9%
Archrock, Inc.	2,241	26,892
McDermott International, Inc.*(a)	889	17,469
NOW, Inc.*(a)	1,261	16,809
Oil States International, Inc.*(a)	506	16,243
SEACOR Holdings, Inc.*(a)	348	19,930
Total Oil & Gas Services		97,343

Packaging & Containers — 0.4%
Greif, Inc., Class A	388	20,521

Pharmaceuticals — 0.9%
Enanta Pharmaceuticals, Inc.*	419	48,562

Private Equity — 0.2%
Kennedy-Wilson Holdings, Inc.	541	11,442

Real Estate — 0.3%
HFF, Inc., Class A	410	14,084

REITS — 7.1%
Acadia Realty Trust	603	16,504
AG Mortgage Investment Trust, Inc.	925	17,381
Agree Realty Corp.	399	21,055

See accompanying Notes to Financial Statements.

ADVISORSHARES CORNERSTONE SMALL CAP ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)

REITS (continued)
Brandywine Realty Trust	1,154	$19,480
EastGroup Properties, Inc.(a)	210	20,068
Education Realty Trust, Inc.	537	22,285
First Industrial Realty Trust, Inc.	568	18,937
InfraREIT, Inc.	883	19,576
iStar, Inc.*(a)	1,283	13,844
Mack-Cali Realty Corp.	1,220	24,742
National Health Investors, Inc.	157	11,568
National Storage Affiliates Trust	789	24,317
New Senior Investment Group, Inc.	2,350	17,789
NexPoint Residential Trust, Inc.	590	16,785
PotlatchDeltic Corp.	296	15,052
Ramco-Gershenson Properties Trust	662	8,745
Rexford Industrial Realty, Inc.	540	16,951
STAG Industrial, Inc.	702	19,115
Uniti Group, Inc.	1,179	23,615
Washington Prime Group, Inc.(a)	2,450	19,869
Total REITS		367,678

Retail — 6.2%
Abercrombie & Fitch Co., Class A	712	17,430
America’s Car-Mart, Inc.*	292	18,075
BJ’s Restaurants, Inc.(a)	357	21,420
Conn’s, Inc.*	620	20,460
Dillard’s, Inc., Class A	238	22,491
El Pollo Loco Holdings, Inc.*(a)	2,046	23,324
Guess?, Inc.	1,291	27,627
Movado Group, Inc.	622	30,043
Ollie’s Bargain Outlet Holdings, Inc.*(a)	351	25,448
PetMed Express, Inc.(a)	398	17,532
Regis Corp.*(a)	1,060	17,532
Ruth’s Hospitality Group, Inc.	703	19,719
Tailored Brands, Inc.	538	13,730
Wingstop, Inc.	475	24,757
Zumiez, Inc.*(a)	926	23,196
Total Retail		322,784

Savings & Loans — 1.1%
Flagstar Bancorp, Inc.*	539	18,466
Northfield Bancorp, Inc.(a)	938	15,590
OceanFirst Financial Corp.	740	22,170
Total Savings & Loans		56,226
Investments	Shares	Value
COMMON STOCKS (continued)

Semiconductors — 2.4%
Brooks Automation, Inc.	792	$25,835
Cohu, Inc.(a)	949	23,260
Diodes, Inc.*	605	20,855
Nanometrics, Inc.*	558	19,759
Power Integrations, Inc.	247	18,043
Veeco Instruments, Inc.*(a)	1,089	15,518
Total Semiconductors		123,270

Software — 7.7%
ACI Worldwide, Inc.*	806	19,884
American Software, Inc., Class A	1,348	19,640
AppFolio, Inc., Class A*	336	20,546
Apptio, Inc., Class A*	793	28,707
Blackline, Inc.*(a)	395	17,155
Bottomline Technologies (DE), Inc.*	511	25,463
Coupa Software, Inc.*(a)	360	22,406
Ebix, Inc.(a)	458	34,923
Five9, Inc.*	649	22,436
Glu Mobile, Inc.*	4,701	30,134
Manhattan Associates, Inc.*	472	22,189
ManTech International Corp., Class A	345	18,506
New Relic, Inc.*	192	19,313
Progress Software Corp.	482	18,711
SailPoint Technologies Holding, Inc.*	807	19,804
SendGrid, Inc.*	648	17,185
SPS Commerce, Inc.*	232	17,047
Zynga, Inc., Class A*	5,972	24,306
Total Software		398,355

Telecommunications — 1.8%
Comtech Telecommunications Corp.	1,014	32,327
InterDigital, Inc.	240	19,416
Viavi Solutions, Inc.*	1,834	18,780
Vonage Holdings Corp.*	1,781	22,957
Total Telecommunications		93,480

Textiles — 0.4%
UniFirst Corp.	108	19,105

Transportation — 1.5%
Covenant Transportation Group, Inc., Class A*	674	21,231
Echo Global Logistics, Inc.*	690	20,182
Genco Shipping & Trading Ltd.*	1,305	20,228
Scorpio Bulkers, Inc.	2,399	17,033
Total Transportation		78,674

See accompanying Notes to Financial Statements.

ADVISORSHARES CORNERSTONE SMALL CAP ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares/ Principal	Value
COMMON STOCKS (continued)

Trucking & Leasing — 0.5%
GATX Corp.	189	$14,029
Greenbrier Cos., Inc. (The)	237	12,502
Total Trucking & Leasing		26,531
Total Common Stocks (Cost $4,188,298)		5,167,993

MONEY MARKET FUND — 1.1%
STIT – Government & Agency Portfolio, Institutional Class, 1.80%(c) (Cost $57,555)	57,555	57,555

REPURCHASE AGREEMENT — 3.3%(d)
Citigroup Global Markets, Inc., dated 06/29/18, due 07/02/18, 2.10%, total to be received $172,849, (collateralized by various U.S. Government Agency Obligations, 0.00% – 2.63%, 06/15/21 – 09/09/49, totaling $176,210) (Cost $172,820)	$172,820	172,820
Total Investments — 103.8%
(Cost $4,418,673)		5,398,368
Liabilities in Excess of Other Assets — (3.8%)		(198,795)
Net Assets — 100.0%		$5,199,573

____________

LP — Limited Partnership

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*        Non-income producing security.

(a)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,188,500; the aggregate market value of the collateral held by the fund is $1,214,520. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $1,041,700.

(b)     American Depositary Receipt.

(c)     Rate shown reflects the 7-day yield as of June 30, 2018.

(d)    Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets

Agriculture	0.4%
Airlines	1.0
Apparel	0.5
Auto Manufacturers	0.3
Auto Parts & Equipment	1.0
Banks	5.1
Beverages	0.3
Biotechnology	1.4
Building Materials	1.9
Chemicals	1.4
Coal	0.5
Commercial Services	8.0
Computers	2.1
Cosmetics/Personal Care	0.4
Distribution/Wholesale	1.1
Diversified Financial Services	1.4
Electric	0.7
Electrical Components & Equipment	0.8
Electronics	4.2
Energy – Alternate Sources	0.8
Engineering & Construction	0.5
Entertainment	1.1
Food	1.8
Forest Products & Paper	0.4
Gas	0.4
Hand/Machine Tools	0.3
Healthcare – Products	4.6
Healthcare – Services	2.8
Household Products/Wares	0.9
Insurance	2.2
Internet	6.2
Iron/Steel	0.5
Leisure Time	1.3
Lodging	1.2
Machinery – Diversified	1.2
Media	0.3
Mining	0.5
Miscellaneous Manufacturing	2.5
Office Furnishings	0.4
Oil & Gas	4.6
Oil & Gas Services	1.9
Packaging & Containers	0.4
Pharmaceuticals	0.9
Private Equity	0.2
Real Estate	0.3

See accompanying Notes to Financial Statements.

ADVISORSHARES CORNERSTONE SMALL CAP ETF

Schedule of Investments (continued)

June 30, 2018

SUMMARY OF SCHEDULE OF INVESTMENTS

(continued)

% of Net Assets
REITS	7.1%
Retail	6.2
Savings & Loans	1.1
Semiconductors	2.4
Software	7.7
Telecommunications	1.8
Textiles	0.4
Transportation	1.5
Trucking & Leasing	0.5
Money Market Fund	1.1
Repurchase Agreement	3.3
Total Investments	103.8
Liabilities in Excess of Other Assets	(3.8)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF

Schedule of Investments

June 30, 2018

Investments	Shares	Value
COMMON STOCKS — 99.6%

Aerospace/Defense — 2.7%
Airbus SE (France)(a)	227,458	$6,617,890

Apparel — 2.4%
LVMH Moet Hennessy Louis Vuitton SE (France)(a)	87,760	5,818,488

Biotechnology — 3.6%
Adaptimmune Therapeutics PLC*(a)(b)	342,186	4,061,748
Argenx Se (Netherlands)*(a)	59,500	4,930,170
Total Biotechnology		8,991,918

Chemicals — 3.9%
Sociedad Quimica y Minera de Chile SA (Chile)(a)(b)	197,833	9,505,876

Commercial Services — 10.6%
New Oriental Education & Technology Group, Inc. (China)(a)	128,135	12,129,259
TAL Education Group (China)*(a)	383,276	14,104,557
Total Commercial Services		26,233,816

Diversified Financial Services — 5.5%
KB Financial Group, Inc. (South Korea)(a)(b)	122,866	5,710,811
Noah Holdings Ltd. (China)*(a)	148,518	7,745,214
Total Diversified Financial Services		13,456,025

Electric — 3.8%
Empresa Distribuidora Y Comercializadora Norte (Argentina)*(a)(b)	286,006	9,292,335

Food — 2.4%
Tesco PLC (United Kingdom)(a)	595,594	6,033,367

Forest Products & Paper — 3.5%
Stora Enso OYJ (Finland)(a)(b)	438,033	8,532,883

Healthcare – Products — 2.8%
Mazor Robotics Ltd. (Israel)*(a)(b)	124,756	6,925,205

Home Furnishings — 3.5%
SodaStream International Ltd. (Israel)*	101,278	8,639,013

Insurance — 2.4%
Aegon NV (Netherlands)(c)	1,005,953	5,955,242
Investments	Shares	Value
COMMON STOCKS (continued)

Internet — 10.0%
51job, Inc. (China)*(a)(b)	66,844	$6,526,648
58.com, Inc. (China)*(a)	78,778	5,462,467
Gravity Co. Ltd. (South Korea)(a)	87,186	5,117,818
Tencent Holdings Ltd. (China)(a)(b)	138,856	6,977,514
Weibo Corp. (China)*(a)(b)	7,434	659,842
Total Internet		24,744,289

Iron/Steel — 3.1%
Ternium SA (Luxembourg)(a)	219,208	7,632,823

Lodging — 6.8%
Huazhu Group Ltd. (China)(a)(b)	400,132	16,801,543

Machinery – Construction & Mining — 2.0%
Komatsu Ltd. (Japan)(a)	175,937	5,009,806

Oil & Gas — 8.4%
CNOOC Ltd. (China)(a)	43,931	7,522,744
Ecopetrol SA (Colombia)(a)(b)	403,752	8,297,104
Petroleo Brasileiro SA (Brazil)(a)	484,284	4,857,368
Total Oil & Gas		20,677,216

Pharmaceuticals — 2.4%
Galapagos NV (Belgium)*(a)	62,914	5,799,412

Semiconductors — 5.9%
ASML Holding NV (Netherlands)(c)	33,419	6,615,959
STMicroelectronics NV (Switzerland)(b) (c)	354,437	7,840,147
Total Semiconductors		14,456,106

Software — 5.7%
Talend SA*(a)	117,336	7,307,686
Ubisoft Entertainment SA (France)*(a)(b)	311,364	6,807,974
Total Software		14,115,660

Telecommunications — 8.2%
Intelsat SA*(b)	464,032	7,730,773
Nice Ltd. (Israel)*(a)	74,619	7,743,214
TIM Participacoes SA (Brazil)(a)(b)	287,479	4,846,896
Total Telecommunications		20,320,883
Total Common Stocks
(Cost $239,040,175)		245,559,796

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares/ Principal	Value
MONEY MARKET FUND — 0.4%
Invesco Government & Agency Portfolio – Private Investment Class, 1.50%(d) (Cost $979,416)	979,416	$979,416

REPURCHASE AGREEMENTS — 8.8%(e)
Deutsche Bank Securities, Inc., dated 06/29/18, due 07/02/18, 2.12%, total to be received $5,064,921, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/27/18 – 09/06/44, totaling $5,139,054)	$5,064,026	5,064,026
NatWest Markets PLC, dated 06/29/18, due 07/02/18, 2.09%, total to be received $1,499,995, (collateralized by various U.S. Government Agency Obligations, 2.50% – 6.63%, 05/15/20 – 05/15/46, totaling $1,520,758)	1,499,734	1,499,734
NBC Global Finance Ltd., dated 06/29/18, due 07/02/18, 1.95%, total to be received $5,065,167, (collateralized by various U.S. Government Agency Obligations, 0.00% – 3.63%, 01/31/20 – 09/09/49, totaling $5,152,973)	5,064,344	5,064,344
Nomura Securities International, Inc., dated 06/29/18, due 07/02/18, 2.12%, total to be received $5,064,921, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/15/18 – 05/20/68, totaling $5,146,043)	5,064,026	5,064,026
Investments	Shares/Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/29/18, due 07/02/18, 2.11%, total to be received $5,064,916, (collateralized by various U.S. Government Agency Obligations, 3.00% – 7.00%, 11/01/36 – 06/01/48, totaling $5,148,980)	$5,064,026	$5,064,026

Total Repurchase Agreements
(Cost $21,756,156)		21,756,156

Total Investments — 108.8%
(Cost $261,775,747)		268,295,368

Liabilities in Excess of Other Assets — (8.8%)		(21,594,785)
Net Assets — 100.0%		$246,700,583

____________

PLC — Public Limited Company

*        Non-income producing security.

(a)     American Depositary Receipt.

(b)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $30,313,115; the aggregate market value of the collateral held by the fund is $31,077,618. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $9,321,462.

(c)     Registered Shares.

(d)    Rate shown reflects the 7-day yield as of June 30, 2018.

(e)     Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF

Schedule of Investments (continued)

June 30, 2018

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	2.7%
Apparel	2.4
Biotechnology	3.6
Chemicals	3.9
Commercial Services	10.6
Diversified Financial Services	5.5
Electric	3.8
Food	2.4
Forest Products & Paper	3.5
Healthcare – Products	2.8
Home Furnishings	3.5
Insurance	2.4
Internet	10.0
Iron/Steel	3.1
Lodging	6.8
Machinery – Construction & Mining	2.0
Oil & Gas	8.4
Pharmaceuticals	2.4
Semiconductors	5.9
Software	5.7
Telecommunications	8.2
Money Market Fund	0.4
Repurchase Agreements	8.8
Total Investments	108.8
Liabilities in Excess of Other Assets	(8.8)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES FOCUSED EQUITY ETF

Schedule of Investments

June 30, 2018

Investments	Shares	Value
COMMON STOCKS — 99.0%

Banks — 3.6%
Signature Bank*	4,071	$520,600

Building Materials — 4.4%
Continental Building Products, Inc.*	19,750	623,113

Chemicals — 8.1%
RPM International, Inc.(a)	10,538	614,576
Sherwin-Williams Co. (The)	1,342	546,959
Total Chemicals		1,161,535

Commercial Services — 8.3%
Carriage Services, Inc.	21,768	534,404
Moody’s Corp.	3,825	652,392
Total Commercial Services		1,186,796

Computers — 8.0%
Check Point Software Technologies Ltd. (Israel)*	5,380	525,518
Cognizant Technology Solutions Corp., Class A	7,853	620,309
Total Computers		1,145,827

Diversified Financial Services — 7.7%
Alliance Data Systems Corp.	2,203	513,740
Intercontinental Exchange, Inc.	8,001	588,473
Total Diversified Financial Services		1,102,213

Food — 10.5%
Hormel Foods Corp.	15,428	574,076
Ingredion, Inc.	4,001	442,910
JM Smucker Co. (The)(a)	4,514	485,165
Total Food		1,502,151

Hand/Machine Tools — 3.6%
Snap-on, Inc.(a)	3,161	508,036

Healthcare – Products — 12.7%
Becton Dickinson and Co.	2,578	617,586
Danaher Corp.	6,034	595,435
Stryker Corp.	3,582	604,856
Total Healthcare – Products		1,817,877

Household Products/Wares — 4.2%
Church & Dwight Co., Inc.(a)	11,289	600,123

Insurance — 7.3%
Aflac, Inc.	12,606	542,310
Torchmark Corp.	6,187	503,684
Total Insurance		1,045,994
Investments	Shares/Principal	Value
COMMON STOCKS (continued)

Machinery – Diversified — 4.7%
Wabtec Corp.(a)	6,838	$674,090

Media — 4.0%
FactSet Research Systems, Inc.	2,891	572,707

Retail — 4.1%
Ross Stores, Inc.	6,900	584,775

Software — 7.8%
Cerner Corp.*	8,163	488,066
Fiserv, Inc.*	8,574	635,248
Total Software		1,123,314
Total Common Stocks
(Cost $12,508,839)		14,169,151

MONEY MARKET FUND — 1.2%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.70%(b) (Cost $169,774)	169,774	169,774

REPURCHASE AGREEMENT — 0.0%**(c)
Nomura Securities International, Inc., dated 06/29/18, due 07/02/18, 1.75%, total to be received $206, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/15/18 – 05/20/68, totaling $209) (Cost $206)	$206	206
Total Investments — 100.2% (Cost $12,678,819)		14,339,131
Liabilities in Excess of Other Assets — (0.2%)		(27,783)
Net Assets — 100.0%		$14,311,348

____________

*        Non-income producing security.

**       Less than 0.05%.

(a)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,732,822; the aggregate market value of the collateral held by the fund is $2,790,909. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,790,703.

(b)     Rate shown reflects the 7-day yield as of June 30, 2018.

(c)     Collateral received from brokers for securities lending was invested in this short-term investment.

See accompanying Notes to Financial Statements.

ADVISORSHARES FOCUSED EQUITY ETF

Schedule of Investments (continued)

June 30, 2018

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Banks	3.6%
Building Materials	4.4
Chemicals	8.1
Commercial Services	8.3
Computers	8.0
Diversified Financial Services	7.7
Food	10.5
Hand/Machine Tools	3.6
Healthcare – Products	12.7
Household Products/Wares	4.2
Insurance	7.3
Machinery – Diversified	4.7
Media	4.0
Retail	4.1
Software	7.8
Money Market Fund	1.2
Repurchase Agreement	0.0 **
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

____________

**       Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES KIM KOREA EQUITY ETF

Schedule of Investments

June 30, 2018

Investments	Shares	Value
COMMON STOCKS — 99.4%

Advertising — 1.9%
Innocean Worldwide, Inc. (South Korea)	3,408	$181,638

Airlines — 1.8%
Hanjin Kal Corp. (South Korea)	11,257	170,698

Apparel — 1.6%
Handsome Co. Ltd. (South Korea)	4,019	150,194

Auto Manufacturers — 3.2%
Hyundai Motor Co. (South Korea)	2,688	302,686

Auto Parts & Equipment — 3.9%
Hyundai Mobis Co. Ltd. (South Korea)	1,795	341,445
Mando Corp. (South Korea)	942	32,456
Total Auto Parts & Equipment		373,901

Banks — 0.9%
Industrial Bank of Korea (South Korea)	6,509	89,940

Biotechnology — 2.1%
Medy-Tox, Inc. (South Korea)	90	61,963
Samsung Biologics Co. Ltd. (South Korea)*‡	379	141,806
Total Biotechnology		203,769

Chemicals — 5.2%
Hansol Chemical Co. Ltd. (South Korea)	318	22,341
LG Chem Ltd. (South Korea)	475	142,138
Lotte Chemical Corp. (South Korea)	834	260,415
SK Chemicals Co. Ltd. (South Korea)*	487	40,594
Wonik Materials Co. Ltd. (South Korea)*	711	34,194
Total Chemicals		499,682

Computers — 3.0%
NHN KCP Corp. (South Korea)*	715	8,212
Samsung SDS Co. Ltd. (South Korea)	411	73,939
Shinsegae Information & Communication Co. Ltd. (South Korea)	578	72,347
SK Holdings Co. Ltd. (South Korea)	582	135,252
Total Computers		289,750

Cosmetics/Personal Care — 3.6%
Amorepacific Corp. (South Korea)	781	225,996
Investments	Shares	Value
COMMON STOCKS (continued)

Cosmetics/Personal Care (continued)
AMOREPACIFIC Group (South Korea)	344	$38,119
Cosmax, Inc. (South Korea)	337	49,137
LG Household & Health Care Ltd. (South Korea)	26	32,567
Total Cosmetics/Personal Care		345,819

Diversified Financial Services — 5.9%
KB Financial Group, Inc. (South Korea)	3,733	176,853
KIWOOM Securities Co. Ltd. (South Korea)	1,637	159,367
NH Investment & Securities Co. Ltd. (South Korea)	8,775	117,709
Samsung Securities Co. Ltd. (South Korea)	3,592	111,998
Total Diversified Financial Services		565,927

Electrical Components & Equipment — 1.6%
LS Corp. (South Korea)	2,191	147,443

Electronics — 1.0%
L&F Co. Ltd. (South Korea)	266	12,101
Samsung Electro-Mechanics Co. Ltd. (South Korea)	588	78,347
Total Electronics		90,448

Engineering & Construction — 1.6%
Daewoo Engineering & Construction Co. Ltd. (South Korea)*	7,278	38,333
HDC Holdings Co. Ltd. (South Korea)	1,902	48,808
Hyundai Engineering & Construction Co. Ltd. (South Korea)	1,189	61,344
Total Engineering & Construction		148,485

Food — 2.7%
CJ CheilJedang Corp. (South Korea)	740	234,051
NUTRIBIOTECH Co. Ltd. (South Korea)*	1,226	23,266
Total Food		257,317

Gas — 0.7%
Korea Gas Corp. (South Korea)*	1,215	69,989

Healthcare – Products — 0.2%
Interojo Co. Ltd. (South Korea)	474	14,737

See accompanying Notes to Financial Statements.

ADVISORSHARES KIM KOREA EQUITY ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)

Home Furnishings — 0.8%
Cuckoo Holdings Co. Ltd. (South Korea)	503	$80,110

Insurance — 2.1%
Samsung Life Insurance Co. Ltd. (South Korea)	2,278	201,126

Internet — 6.0%
Cafe24 Corp. (South Korea)*	95	15,258
NAVER Corp. (South Korea)	543	371,744
NHN Entertainment Corp. (South Korea)*	3,162	184,131
Total Internet		571,133

Investment Companies — 1.7%
Hyundai Heavy Industries Holdings Co. Ltd. (South Korea)*	511	162,080

Iron/Steel — 2.4%
POSCO (South Korea)	775	228,780

Leisure Time — 1.3%
Hana Tour Service, Inc. (South Korea)	932	73,088
Very Good Tour Co. Ltd. (South Korea)	4,430	46,506
Total Leisure Time		119,594

Machinery-Construction & Mining — 0.3%
Hyundai Construction Equipment Co. Ltd. (South Korea)*	227	28,719

Machinery-Diversified — 0.3%
Hyundai Elevator Co. Ltd. (South Korea)	359	28,862

Media — 2.8%
CJ E&M Corp. (South Korea)	2,966	263,201

Metal Fabricate/Hardware — 0.2%
Hyosung Corp. (South Korea)(a),(b)	121	14,548

Miscellaneous Manufacturing — 1.1%
POSCO Chemtech Co. Ltd. (South Korea)	736	29,090
SK Materials Co. Ltd. (South Korea)	476	76,408
Total Miscellaneous Manufacturing		105,498

Oil & Gas — 1.2%
S-Oil Corp. (South Korea)	1,190	116,918

Investments	Shares	Value
COMMON STOCKS (continued)

Pharmaceuticals — 4.9%
Celltrion, Inc. (South Korea)*	639	$174,012
Green Cross Corp. (South Korea)	314	58,180
Hanmi Pharm Co. Ltd. (South Korea)	464	175,275
Yuhan Corp. (South Korea)	330	64,401
Total Pharmaceuticals		471,868

Retail — 3.9%
E-MART, Inc. (South Korea)	405	92,483
Samsung C&T Corp. (South Korea)	1,075	112,371
Shinsegae, Inc. (South Korea)	450	162,113
Total Retail		366,967

Semiconductors — 26.4%
Innox Advanced Materials Co. Ltd. (South Korea)*	328	16,834
Samsung Electronics Co. Ltd. (South Korea)	48,543	2,031,881
SK Hynix, Inc. (South Korea)	6,158	473,522
Total Semiconductors		2,522,237

Shipbuilding — 0.8%
Hyundai Heavy Industries Co. Ltd. (South Korea)*	877	80,264

Telecommunications — 1.8%
Samsung SDI Co. Ltd. (South Korea)	282	54,148
SK Telecom Co. Ltd. (South Korea)	582	121,674
Total Telecommunications		175,822

Transportation — 0.5%
Pan Ocean Co. Ltd. (South Korea)*	10,384	45,514
Total Common Stocks (Cost $8,607,989)		9,485,664

Total Investments — 99.4% (Cost $8,607,989)		9,485,664
Other Assets in Excess of Liabilities — 0.6%		60,962
Net Assets — 100.0%		$9,546,626

____________

*        Non-income producing security.

‡       Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)     Significant unobservable inputs were used in the valuation of this portfolio security.

(b)     Illiquid security.

See accompanying Notes to Financial Statements.

ADVISORSHARES KIM KOREA EQUITY ETF

Schedule of Investments (continued)

June 30, 2018

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	1.9%
Airlines	1.8
Apparel	1.6
Auto Manufacturers	3.2
Auto Parts & Equipment	3.9
Banks	0.9
Biotechnology	2.1
Chemicals	5.2
Computers	3.0
Cosmetics/Personal Care	3.6
Diversified Financial Services	5.9
Electrical Components & Equipment	1.6
Electronics	1.0
Engineering & Construction	1.6
Food	2.7
Gas	0.7
Healthcare – Products	0.2
Home Furnishings	0.8
Insurance	2.1
Internet	6.0
Investment Companies	1.7
Iron/Steel	2.4
Leisure Time	1.3
Machinery – Construction & Mining	0.3
Machinery – Diversified	0.3
Media	2.8
Metal Fabricate/Hardware	0.2
Miscellaneous Manufacturing	1.1
Oil & Gas	1.2
Pharmaceuticals	4.9
Retail	3.9
Semiconductors	26.4
Shipbuilding	0.8
Telecommunications	1.8
Transportation	0.5
Total Investments	99.4
Other Assets in Excess of Liabilities	0.6
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF

Schedule of Investments

June 30, 2018

Investments	Shares	Value
COMMON STOCKS — 98.2%

Advertising — 0.3%
Interpublic Group of Cos., Inc. (The)	2,556	$59,913
Omnicom Group, Inc.	234	17,847
Total Advertising		77,760

Aerospace/Defense — 1.6%
Arconic, Inc.	6,913	117,590
Boeing Co. (The)	225	75,490
General Dynamics Corp.	81	15,099
Harris Corp.	108	15,610
L3 Technologies, Inc.	85	16,347
Lockheed Martin Corp.	127	37,520
Northrop Grumman Corp.	52	16,000
Raytheon Co.	252	48,681
Rockwell Collins, Inc.	318	42,828
TransDigm Group, Inc.(a)	175	60,400
United Technologies Corp.	255	31,883
Total Aerospace/Defense		477,448

Agriculture — 0.8%
Altria Group, Inc.	1,128	64,059
Archer-Daniels-Midland Co.	2,270	104,034
Philip Morris International, Inc.	759	61,282
Total Agriculture		229,375

Airlines — 2.1%
Alaska Air Group, Inc.(a)	263	15,882
American Airlines Group, Inc.(a)	3,684	139,845
Delta Air Lines, Inc.	3,177	157,389
Southwest Airlines Co.	3,049	155,133
United Continental Holdings, Inc.*	2,654	185,063
Total Airlines		653,312

Apparel — 0.9%
Hanesbrands, Inc.(a)	2,897	63,792
Michael Kors Holdings Ltd.*	258	17,183
NIKE, Inc., Class B	260	20,717
PVH Corp.	338	50,605
Ralph Lauren Corp.	513	64,494
Under Armour, Inc., Class A*(a)	1,058	23,784
Under Armour, Inc., Class C*(a)	1,213	25,570
VF Corp.	220	17,935
Total Apparel		284,080

Auto Manufacturers — 1.5%
Ford Motor Co.	15,920	176,234
General Motors Co.	4,694	184,944
Investments	Shares	Value
COMMON STOCKS (continued)

Auto Manufacturers (continued)
PACCAR, Inc.	1,717	$106,385
Total Auto Manufacturers		467,563

Auto Parts & Equipment — 0.7%
Aptiv PLC	798	73,121
BorgWarner, Inc.	1,250	53,950
Goodyear Tire & Rubber Co. (The)	3,947	91,925
Total Auto Parts & Equipment		218,996

Banks — 6.9%
Bank of America Corp.	2,358	66,472
Bank of New York Mellon Corp. (The)	736	39,693
BB&T Corp.	726	36,620
Capital One Financial Corp.	1,427	131,141
Citigroup, Inc.	2,108	141,067
Citizens Financial Group, Inc.	3,916	152,333
Comerica, Inc.	1,633	148,472
Fifth Third Bancorp	517	14,838
Goldman Sachs Group, Inc. (The)	512	112,932
Huntington Bancshares, Inc.	5,285	78,007
JPMorgan Chase & Co.	1,191	124,102
KeyCorp	7,365	143,912
M&T Bank Corp.	470	79,971
Morgan Stanley	2,636	124,946
Northern Trust Corp.	725	74,595
PNC Financial Services Group, Inc. (The)	437	59,039
Regions Financial Corp.	5,550	98,679
State Street Corp.	1,160	107,984
SunTrust Banks, Inc.	1,697	112,036
SVB Financial Group*	192	55,442
US Bancorp	862	43,117
Wells Fargo & Co.	2,285	126,680
Zions Bancorporation(a)	915	48,211
Total Banks		2,120,289

Beverages — 0.7%
Brown-Forman Corp., Class B(a)	332	16,271
Coca-Cola Co. (The)	411	18,027
Constellation Brands, Inc., Class A	264	57,782
Dr Pepper Snapple Group, Inc.	145	17,690
Molson Coors Brewing Co., Class B	861	58,582
Monster Beverage Corp.*	717	41,084
PepsiCo, Inc.	171	18,617
Total Beverages		228,053

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)

Biotechnology — 1.9%
Alexion Pharmaceuticals, Inc.*	1,206	$149,725
Amgen, Inc.	170	31,380
Biogen, Inc.*	227	65,884
Celgene Corp.*	1,917	152,248
Illumina, Inc.*	75	20,947
Incyte Corp.*	273	18,291
Regeneron Pharmaceuticals, Inc.*	205	70,723
Vertex Pharmaceuticals, Inc.*	356	60,506
Total Biotechnology		569,704

Building Materials — 1.7%
Fortune Brands Home & Security, Inc.	1,359	72,965
Johnson Controls International PLC	2,437	81,518
Martin Marietta Materials, Inc.	424	94,692
Masco Corp.	3,802	142,271
Vulcan Materials Co.	1,076	138,868
Total Building Materials		530,314

Chemicals — 1.4%
Air Products & Chemicals, Inc.	106	16,507
Albemarle Corp.(a)	529	49,901
CF Industries Holdings, Inc.	438	19,447
DowDuPont, Inc.	1,025	67,568
FMC Corp.	831	74,134
International Flavors & Fragrances, Inc.	124	15,371
LyondellBasell Industries NV, Class A	591	64,921
Mosaic Co. (The)	643	18,036
PPG Industries, Inc.	297	30,808
Praxair, Inc.	116	18,345
Sherwin-Williams Co. (The)	163	66,434
Total Chemicals		441,472

Commercial Services — 3.1%
Automatic Data Processing, Inc.	273	36,620
Cintas Corp.	203	37,569
Ecolab, Inc.	120	16,840
Equifax, Inc.	146	18,266
Gartner, Inc.*(a)	328	43,591
Global Payments, Inc.	611	68,120
H&R Block, Inc.(a)	4,372	99,594
IHS Markit Ltd.*	757	39,054
Moody’s Corp.	224	38,206
Nielsen Holdings PLC(a)	1,343	41,539
PayPal Holdings, Inc.*	547	45,549
Investments	Shares	Value
COMMON STOCKS (continued)

Commercial Services (continued)
Quanta Services, Inc.*	2,296	$76,686
Robert Half International, Inc.	723	47,067
S&P Global, Inc.	295	60,148
Total System Services, Inc.	835	70,574
United Rentals, Inc.*	1,064	157,068
Verisk Analytics, Inc.*(a)	163	17,545
Western Union Co. (The)(a)	909	18,480
Total Commercial Services		932,516

Computers — 2.1%
Accenture PLC, Class A	116	18,976
Apple, Inc.	446	82,559
Cognizant Technology Solutions Corp., Class A	950	75,041
DXC Technology Co.	579	46,673
HP, Inc.	3,252	73,788
NetApp, Inc.	951	74,682
Perspecta, Inc.	289	5,939
Seagate Technology PLC	2,095	118,305
Western Digital Corp.	1,869	144,679
Total Computers		640,642

Cosmetics/Personal Care — 0.3%
Colgate-Palmolive Co.	450	29,165
Coty, Inc., Class A(a)	2,873	40,509
Estee Lauder Cos., Inc. (The), Class A	119	16,980
Procter & Gamble Co. (The)	239	18,656
Total Cosmetics/Personal Care		105,310

Distribution/Wholesale — 0.8%
Fastenal Co.(a)	1,874	90,195
LKQ Corp.*	2,582	82,366
W.W. Grainger, Inc.(a)	217	66,923
Total Distribution/Wholesale		239,484

Diversified Financial Services — 6.3%
Affiliated Managers Group, Inc.	803	119,382
Alliance Data Systems Corp.	658	153,446
American Express Co.	649	63,602
Ameriprise Financial, Inc.	1,194	167,017
BlackRock, Inc.	132	65,873
Cboe Global Markets, Inc.	705	73,369
Charles Schwab Corp. (The)	1,835	93,769
CME Group, Inc.	301	49,340
Discover Financial Services	1,715	120,753
E*TRADE Financial Corp.*	2,729	166,906
Franklin Resources, Inc.	1,791	57,402

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)

Diversified Financial Services (continued)
Intercontinental Exchange, Inc.	796	$58,546
Invesco Ltd.	3,522	93,544
Jefferies Financial Group, Inc.	5,332	121,250
Mastercard, Inc., Class A	418	82,145
Raymond James Financial, Inc.	1,627	145,372
Synchrony Financial	4,522	150,944
T. Rowe Price Group, Inc.	665	77,200
Visa, Inc., Class A	556	73,642
Total Diversified Financial Services		1,933,502

Electric — 2.0%
AES Corp. (The)	2,546	34,142
Alliant Energy Corp.	411	17,394
Ameren Corp.	303	18,438
American Electric Power Co., Inc.	251	17,382
CenterPoint Energy, Inc.	692	19,175
CMS Energy Corp.	378	17,872
Consolidated Edison, Inc.	221	17,234
Dominion Energy, Inc.	268	18,272
DTE Energy Co.	167	17,306
Duke Energy Corp.	220	17,398
Edison International	267	16,893
Entergy Corp.	217	17,531
Eversource Energy	293	17,173
Exelon Corp.	444	18,914
NextEra Energy, Inc.	107	17,872
NRG Energy, Inc.	5,909	181,406
PG&E Corp.	373	15,875
Pinnacle West Capital Corp.	218	17,562
PPL Corp.(a)	609	17,387
Public Service Enterprise Group, Inc.	346	18,732
SCANA Corp.	481	18,528
Sempra Energy	158	18,345
Southern Co. (The)	376	17,413
WEC Energy Group, Inc.	277	17,908
Xcel Energy, Inc.	378	17,267
Total Electric		623,419

Electrical Components & Equipment — 0.4%
Acuity Brands, Inc.(a)	448	51,910
AMETEK, Inc.	242	17,463
Emerson Electric Co.	733	50,679
Total Electrical Components & Equipment		120,052
Investments	Shares	Value
COMMON STOCKS (continued)

Electronics — 1.0%
Agilent Technologies, Inc.	264	$16,326
Allegion PLC(a)	694	53,688
Amphenol Corp., Class A	211	18,389
Corning, Inc.	1,237	34,030
FLIR Systems, Inc.	331	17,202
Fortive Corp.	239	18,429
Garmin Ltd.	299	18,239
Honeywell International, Inc.	207	29,818
Mettler-Toledo International, Inc.*	31	17,938
PerkinElmer, Inc.(a)	428	31,342
TE Connectivity Ltd.	486	43,769
Waters Corp.*	91	17,617
Total Electronics		316,787

Engineering & Construction — 0.7%
Fluor Corp.	1,171	57,122
Jacobs Engineering Group, Inc.	2,415	153,328
nVent Electric PLC (United Kingdom)*	659	16,541
Total Engineering & Construction		226,991

Environmental Control — 0.5%
Republic Services, Inc.	576	39,375
Stericycle, Inc.*	1,129	73,713
Waste Management, Inc.	506	41,158
Total Environmental Control		154,246
Food — 1.8%
Campbell Soup Co.(a)	418	16,946
Conagra Brands, Inc.	886	31,657
General Mills, Inc.	392	17,350
Hershey Co. (The)	370	34,432
Hormel Foods Corp.	477	17,749
JM Smucker Co. (The)(a)	763	82,007
Kellogg Co.(a)	283	19,773
Kraft Heinz Co. (The)	786	49,376
Kroger Co. (The)	678	19,289
McCormick & Co., Inc.	165	19,155
Mondelez International, Inc., Class A	1,761	72,201
Sysco Corp.	1,126	76,895
Tyson Foods, Inc., Class A	1,349	92,879
Total Food		549,709

Gas — 0.1%
NiSource, Inc.	725	19,053

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)

Hand/Machine Tools — 0.5%
Snap-on, Inc.(a)	556	$89,360
Stanley Black & Decker, Inc.	395	52,460
Total Hand/Machine Tools		141,820

Healthcare – Products — 2.0%
Abbott Laboratories	905	55,196
Align Technology, Inc.*	162	55,427
Baxter International, Inc.	609	44,969
Becton Dickinson and Co.	282	67,556
Boston Scientific Corp.*	1,015	33,190
Cooper Cos., Inc. (The)	145	34,140
Danaher Corp.	174	17,170
DENTSPLY SIRONA, Inc.	684	29,939
Edwards Lifesciences Corp.*	134	19,506
Henry Schein, Inc.*(a)	431	31,308
Hologic, Inc.*	1,203	47,819
IDEXX Laboratories, Inc.*	89	19,397
Intuitive Surgical, Inc.*	40	19,139
Medtronic PLC	219	18,749
ResMed, Inc.	180	18,644
Stryker Corp.	106	17,899
Thermo Fisher Scientific, Inc.	219	45,364
Varian Medical Systems, Inc.*	139	15,807
Zimmer Biomet Holdings, Inc.	158	17,608
Total Healthcare – Products		608,827

Healthcare – Services — 3.9%
Aetna, Inc.	289	53,031
Anthem, Inc.	356	84,739
Centene Corp.*	980	120,746
Cigna Corp.	531	90,243
DaVita, Inc.*	2,145	148,949
Envision Healthcare Corp.*	4,119	181,277
HCA Healthcare, Inc.	1,174	120,452
Humana, Inc.	190	56,550
IQVIA Holdings, Inc.*	860	85,845
Laboratory Corp. of America Holdings*	369	66,247
Quest Diagnostics, Inc.	457	50,243
UnitedHealth Group, Inc.	281	68,940
Universal Health Services, Inc., Class B	643	71,656
Total Healthcare – Services		1,198,918

Home Builders — 1.6%
D.R. Horton, Inc.	3,692	151,372
Lennar Corp., Class A	3,122	163,905
Investments	Shares	Value
COMMON STOCKS (continued)

Home Builders (continued)
PulteGroup, Inc.(a)	5,987	$172,126
Total Home Builders		487,403

Home Furnishings — 0.5%
Leggett & Platt, Inc.(a)	1,505	67,183
Whirlpool Corp.	628	91,833
Total Home Furnishings		159,016

Household Products/Wares — 0.2%
Church & Dwight Co., Inc.(a)	376	19,988
Clorox Co. (The)(a)	149	20,152
Kimberly-Clark Corp.	170	17,908
Total Household Products/Wares		58,048

Housewares — 0.1%
Newell Brands, Inc.(a)	1,585	40,877

Insurance — 6.9%
Aflac, Inc.	1,278	54,980
Allstate Corp. (The)	742	67,722
American International Group, Inc.	3,245	172,050
Aon PLC	562	77,090
Arthur J Gallagher & Co.	844	55,096
Assurant, Inc.	1,666	172,414
Berkshire Hathaway, Inc., Class B*	89	16,612
Brighthouse Financial, Inc.*	3,166	126,862
Chubb Ltd.	514	65,288
Cincinnati Financial Corp.	233	15,578
Everest Re Group Ltd.	735	169,403
Hartford Financial Services Group, Inc. (The)	2,823	144,340
Lincoln National Corp.	1,768	110,058
Loews Corp.	338	16,319
Marsh & McLennan Cos., Inc.	211	17,296
MetLife, Inc.	2,680	116,848
Principal Financial Group, Inc.	1,292	68,411
Progressive Corp. (The)	1,372	81,154
Prudential Financial, Inc.	1,011	94,539
Torchmark Corp.	747	60,813
Travelers Cos., Inc. (The)	1,109	135,675
Unum Group	1,379	51,009
Willis Towers Watson PLC	480	72,768
XL Group Ltd (Bermuda)	2,781	155,597
Total Insurance		2,117,922

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)

Internet — 2.2%
Alphabet, Inc., Class A*	71	$80,172
Alphabet, Inc., Class C*	71	79,211
Amazon.com, Inc.*	12	20,398
Booking Holdings, Inc.*	24	48,650
eBay, Inc.*	1,782	64,615
Expedia Group, Inc.(a)	535	64,302
F5 Networks, Inc.*	247	42,595
Facebook, Inc., Class A*	704	136,801
Netflix, Inc.*	57	22,312
Symantec Corp.	1,821	37,604
TripAdvisor, Inc.*(a)	436	24,290
VeriSign, Inc.*	360	49,471
Total Internet		670,421

Iron/Steel — 0.5%
Nucor Corp.	2,265	141,563

Leisure Time — 1.2%
Carnival Corp.	1,328	76,108
Harley-Davidson, Inc.(a)	1,993	83,866
Norwegian Cruise Line Holdings Ltd.*	2,113	99,839
Royal Caribbean Cruises Ltd.	944	97,798
Total Leisure Time		357,611

Lodging — 0.7%
Hilton Worldwide Holdings, Inc.	211	16,703
Marriott International, Inc., Class A	484	61,274
Wyndham Destinations, Inc.	148	6,552
Wyndham Hotels & Resorts, Inc.	148	8,707
Wynn Resorts Ltd.	759	127,011
Total Lodging		220,247

Machinery – Construction & Mining — 0.1%
Caterpillar, Inc.	306	41,515

Machinery – Diversified — 0.8%
Cummins, Inc.	551	73,283
Deere & Co.	125	17,475
Flowserve Corp.	378	15,271
Pentair PLC (United Kingdom)	659	27,731
Rockwell Automation, Inc.	241	40,062
Roper Technologies, Inc.	65	17,934
Xylem, Inc.(a)	624	42,045
Total Machinery – Diversified		233,801

Investments	Shares	Value
COMMON STOCKS (continued)

Media — 1.9%
CBS Corp., Class B	3,430	$192,835
Comcast Corp., Class A	3,630	119,100
News Corp., Class A	1,093	16,942
News Corp., Class B	1,078	17,086
Twenty-First Century Fox, Inc., Class A	1,451	72,100
Twenty-First Century Fox, Inc., Class B	1,501	73,954
Viacom, Inc., Class B(a)	546	16,467
Walt Disney Co. (The)	739	77,455
Total Media		585,939

Mining — 0.7%
Freeport-McMoRan, Inc.	11,448	197,592
Newmont Mining Corp.	422	15,914
Total Mining		213,506

Miscellaneous Manufacturing — 1.3%
3M Co.	181	35,606
AO Smith Corp.	284	16,799
Dover Corp.	862	63,098
Eaton Corp. PLC	807	60,315
General Electric Co.	1,236	16,822
Illinois Tool Works, Inc.	299	41,424
Ingersoll-Rand PLC	651	58,414
Parker-Hannifin Corp.(a)	414	64,522
Textron, Inc.	846	55,760
Total Miscellaneous Manufacturing		412,760

Office/Business Equipment — 0.3%
Xerox Corp.	3,871	92,904

Oil & Gas — 8.2%
Anadarko Petroleum Corp.	1,170	85,703
Andeavor	1,517	199,000
Apache Corp.(a)	2,948	137,819
Cabot Oil & Gas Corp.	6,885	163,863
Chevron Corp.	1,292	163,348
Cimarex Energy Co.(a)	1,740	177,028
Concho Resources, Inc.*(a)	483	66,823
ConocoPhillips	265	18,449
Devon Energy Corp.	1,944	85,458
EOG Resources, Inc.	1,120	139,362
EQT Corp.	1,824	100,648
Exxon Mobil Corp.	1,299	107,466
Marathon Oil Corp.	970	20,234
Marathon Petroleum Corp.	1,910	134,006

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)

Oil & Gas (continued)
Newfield Exploration Co.*	6,185	$187,096
Noble Energy, Inc.	2,458	86,718
Phillips 66	1,595	179,134
Pioneer Natural Resources Co.	534	101,054
Range Resources Corp.(a)	11,756	196,678
Valero Energy Corp.	1,517	168,129
Total Oil & Gas		2,518,016

Oil & Gas Services — 1.1%
Apergy Corp.*(a)	431	17,994
Baker Hughes a GE Co.(a)	2,178	71,939
Halliburton Co.	3,075	138,560
National Oilwell Varco, Inc.(a)	455	19,747
Schlumberger Ltd.	1,380	92,502
Total Oil & Gas Services		340,742

Packaging & Containers — 0.7%
Ball Corp.(a)	710	25,241
Packaging Corp. of America	685	76,576
Sealed Air Corp.(a)	394	16,725
WestRock Co.	1,774	101,153
Total Packaging & Containers		219,695

Pharmaceuticals — 3.1%
AbbVie, Inc.	1,629	150,927
Allergan PLC	419	69,856
AmerisourceBergen Corp.	191	16,286
Bristol-Myers Squibb Co.	1,168	64,637
Cardinal Health, Inc.	1,266	61,819
CVS Health Corp.	1,530	98,455
Eli Lilly & Co.	713	60,840
Express Scripts Holding Co.*	1,956	151,023
Johnson & Johnson	138	16,745
McKesson Corp.	225	30,015
Merck & Co., Inc.	293	17,785
Mylan NV*	2,833	102,385
Perrigo Co. PLC	448	32,664
Pfizer, Inc.	1,430	51,880
Zoetis, Inc.	206	17,549
Total Pharmaceuticals		942,866

Pipelines — 0.9%
Kinder Morgan, Inc.	4,886	86,336
ONEOK, Inc.	292	20,390
Williams Cos., Inc. (The)	5,659	153,415
Total Pipelines		260,141
Investments	Shares	Value
COMMON STOCKS (continued)

Real Estate — 0.3%
CBRE Group, Inc., Class A*	1,765	$84,261

REITS — 1.6%
Alexandria Real Estate Equities, Inc.	143	18,042
American Tower Corp.	127	18,310
AvalonBay Communities, Inc.	107	18,392
Boston Properties, Inc.	148	18,562
Crown Castle International Corp.	164	17,683
Digital Realty Trust, Inc.	171	19,080
Equinix, Inc.	42	18,055
Equity Residential	288	18,343
Essex Property Trust, Inc.	73	17,452
Extra Space Storage, Inc.	201	20,062
Federal Realty Investment Trust	155	19,615
HCP, Inc.	783	20,217
Host Hotels & Resorts, Inc.	891	18,773
Iron Mountain, Inc.(a)	513	17,960
Kimco Realty Corp.	1,308	22,223
Mid-America Apartment Communities, Inc.	194	19,530
Prologis, Inc.	269	17,671
Public Storage	90	20,417
Realty Income Corp.	351	18,880
Regency Centers Corp.	310	19,245
SBA Communications Corp.*	105	17,338
Simon Property Group, Inc.	118	20,083
Ventas, Inc.	369	21,015
Welltower, Inc.	344	21,565
Weyerhaeuser Co.	477	17,391
Total REITS		475,904

Retail — 6.7%
Advance Auto Parts, Inc.	799	108,424
AutoZone, Inc.*	191	128,148
Best Buy Co., Inc.	1,262	94,120
CarMax, Inc.*(a)	1,247	90,869
Chipotle Mexican Grill, Inc.*	51	22,000
Costco Wholesale Corp.	89	18,599
Darden Restaurants, Inc.	475	50,854
Dollar General Corp.	942	92,881
Dollar Tree, Inc.*	767	65,195
Foot Locker, Inc.	1,450	76,343
Gap, Inc. (The)	2,274	73,655
Genuine Parts Co.(a)	410	37,634
Home Depot, Inc. (The)	387	75,504
Kohl’s Corp.(a)	587	42,792

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)

Retail (continued)
L Brands, Inc.	2,121	$78,222
Lowe’s Cos., Inc.	1,604	153,294
Macy’s, Inc.(a)	3,072	114,985
McDonald’s Corp.	111	17,393
Nordstrom, Inc.(a)	357	18,485
O’Reilly Automotive, Inc.*	480	131,314
Ross Stores, Inc.	707	59,918
Starbucks Corp.	949	46,359
Tapestry, Inc.	976	45,589
Target Corp.	243	18,497
Tiffany & Co.	172	22,635
TJX Cos., Inc. (The)	637	60,630
Tractor Supply Co.	1,238	94,695
Ulta Beauty, Inc.*	309	72,139
Walgreens Boots Alliance, Inc.	1,499	89,962
Walmart, Inc.	199	17,044
Yum! Brands, Inc.	204	15,957
Total Retail		2,034,136

Savings & Loans — 0.1%
People’s United Financial, Inc.(a)	939	16,987

Semiconductors — 4.7%
Advanced Micro Devices, Inc.*(a)	1,760	26,382
Applied Materials, Inc.	2,829	130,672
Broadcom, Inc.	350	84,924
Intel Corp.	950	47,225
IPG Photonics Corp.*	80	17,650
KLA-Tencor Corp.	1,518	155,641
Lam Research Corp.	900	155,565
Microchip Technology, Inc.(a)	1,075	97,771
Micron Technology, Inc.*	3,848	201,789
NVIDIA Corp.	157	37,193
Qorvo, Inc.*	1,965	157,534
QUALCOMM, Inc.	1,615	90,634
Skyworks Solutions, Inc.	1,554	150,194
Texas Instruments, Inc.	463	51,046
Xilinx, Inc.	273	17,816
Total Semiconductors		1,422,036

Shipbuilding — 0.5%
Huntington Ingalls Industries, Inc.	681	147,634

Software — 2.2%
Activision Blizzard, Inc.	761	58,079
Adobe Systems, Inc.*	221	53,882
Akamai Technologies, Inc.*	246	18,015
ANSYS, Inc.*	109	18,986
Investments	Shares	Value
COMMON STOCKS (continued)

Software (continued)
Autodesk, Inc.*	140	$18,353
CA, Inc.	504	17,968
Cadence Design Systems, Inc.*	438	18,970
Cerner Corp.*	651	38,923
Citrix Systems, Inc.*	302	31,662
Electronic Arts, Inc.*	319	44,985
Fidelity National Information Services, Inc.	639	67,753
Fiserv, Inc.*	247	18,300
Intuit, Inc.	98	20,022
Microsoft Corp.	188	18,539
MSCI, Inc.	117	19,355
Oracle Corp.	913	40,227
Paychex, Inc.	289	19,753
Red Hat, Inc.*	109	14,646
salesforce.com, Inc.*	148	20,187
Synopsys, Inc.*	206	17,627
Take-Two Interactive Software, Inc.*	739	87,468
Total Software		663,700

Telecommunications — 0.8%
AT&T, Inc.	3,027	97,197
Cisco Systems, Inc.	399	17,169
Juniper Networks, Inc.(a)	3,251	89,142
Motorola Solutions, Inc.	158	18,386
Verizon Communications, Inc.	347	17,458
Total Telecommunications		239,352

Textiles — 0.2%
Mohawk Industries, Inc.*	320	68,566

Toys/Games/Hobbies — 0.2%
Hasbro, Inc.(a)	679	62,678

Transportation — 1.8%
C.H. Robinson Worldwide, Inc.	187	15,644
CSX Corp.	1,374	87,634
Expeditors International of Washington, Inc.	271	19,810
FedEx Corp.	335	76,065
JB Hunt Transport Services, Inc.	602	73,173
Kansas City Southern	620	65,695
Norfolk Southern Corp.	550	82,979
Union Pacific Corp.	565	80,049
United Parcel Service, Inc., Class B	541	57,471
Total Transportation		558,520
See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares/ Principal	Value
COMMON STOCKS (continued)

Water — 0.1%
American Water Works Co., Inc.	205	$17,503
Total Common Stocks
(Cost $25,779,526)		30,015,912

MONEY MARKET FUND — 1.9%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.80%(b) (Cost $587,044)	587,044	587,044

REPURCHASE AGREEMENTS — 1.0%(c)
NBC Global Finance Ltd., dated 06/29/18, due 07/02/18, 1.95%, total to be received $250,041, (collateralized by various U.S. Government Agency Obligations, 0.00% – 3.63%, 01/31/20 – 09/09/49, totaling $254,375)	$250,000	250,000
Nomura Securities International, Inc., dated 06/29/18, due 07/02/18, 2.12%, total to be received $42,720, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/15/18 – 05/20/68, totaling $43,404)	42,712	42,712
Total Repurchase Agreements
(Cost $292,712)		292,712

Total Investments — 101.1%
(Cost $26,659,282)		30,895,668

Liabilities in Excess of Other Assets — (1.1%)		(322,402)
Net Assets — 100.0%		$30,573,266

____________

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*        Non-income producing security.

(a)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $3,016,413; the aggregate market value of the collateral held by the fund is $3,082,028. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,789,316.

(b)     Rate shown reflects the 7-day yield as of June 30, 2018.

(c)     Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	0.3%
Aerospace/Defense	1.6
Agriculture	0.8
Airlines	2.1
Apparel	0.9
Auto Manufacturers	1.5
Auto Parts & Equipment	0.7
Banks	6.9
Beverages	0.7
Biotechnology	1.9
Building Materials	1.7
Chemicals	1.4
Commercial Services	3.1
Computers	2.1
Cosmetics/Personal Care	0.3
Distribution/Wholesale	0.8
Diversified Financial Services	6.3
Electric	2.0
Electrical Components & Equipment	0.4
Electronics	1.0
Engineering & Construction	0.7
Environmental Control	0.5
Food	1.8
Gas	0.1
Hand/Machine Tools	0.5
Healthcare – Products	2.0
Healthcare – Services	3.9
Home Builders	1.6
Home Furnishings	0.5
Household Products/Wares	0.2
Housewares	0.1
Insurance	6.9
Internet	2.2
Iron/Steel	0.5
Leisure Time	1.2
Lodging	0.7
Machinery – Construction & Mining	0.1
Machinery – Diversified	0.8
Media	1.9
Mining	0.7
Miscellaneous Manufacturing	1.3
Office/Business Equipment	0.3
Oil & Gas	8.2
Oil & Gas Services	1.1
Packaging & Containers	0.7
Pharmaceuticals	3.1

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF

Schedule of Investments (continued)

June 30, 2018

SUMMARY OF SCHEDULE OF INVESTMENTS
 (continued)

% of Net Assets
Pipelines	0.9%
Real Estate	0.3
REITS	1.6
Retail	6.7
Savings & Loans	0.1
Semiconductors	4.7
Shipbuilding	0.5
Software	2.2
Telecommunications	0.8
Textiles	0.2
Toys/Games/Hobbies	0.2
Transportation	1.8
Water	0.1
Money Market Fund	1.9
Repurchase Agreements	1.0
Total Investments	101.1
Liabilities in Excess of Other Assets	(1.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA GLOBAL BOND ETF

Schedule of Investments

June 30, 2018

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 98.3%

Asset Allocation Fund — 13.1%
SPDR Bloomberg Barclays Convertible Securities ETF	45,505	$2,412,675

Debt Fund — 85.2%
Invesco Emerging Markets Sovereign Debt ETF	19,656	521,277
Invesco Financial Preferred ETF(a)	118,216	2,182,267
Invesco Fundamental Investment Grade Corporate Bonds ETF(a)	131,826	3,257,473
Invesco National AMT-Free Municipal Bond ETF(a)	21,686	544,752
Invesco Senior Loan ETF	62,700	1,435,830
Invesco Taxable Municipal Bond	24,455	723,990
Invesco Variable Rate Preferred ETF(a)	36,136	897,980
Peritus High Yield ETF(a)	59,043	2,160,384
Vanguard Intermediate-Term Treasury ETF	8,728	546,809
Vanguard Mortgage-Backed Securities ETF	24,776	1,273,734
WisdomTree Emerging Markets Corporate Bond Fund	30,847	2,122,891
Total Debt Fund		15,667,387
Total Exchange Traded Funds
(Cost $18,167,128)		18,080,062

MONEY MARKET FUND — 1.9%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.80%(b) (Cost $358,862)	358,862	358,862

REPURCHASE AGREEMENTS — 19.6%(c)
Deutsche Bank Securities, Inc., dated 06/29/18, due 07/02/18, 2.12%, total to be received $838,574, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/27/18 – 09/06/44, totaling $850,848)	$838,426	838,426
NatWest Markets PLC, dated 06/29/18, due 07/02/18, 2.09%, total to be received $248,414, (collateralized by various U.S. Government Agency Obligations, 2.50% – 6.63%, 05/15/20 – 05/15/46, totaling $251,853)	248,371	248,371
Investments	Shares/ Principal	Value
REPURCHASE AGREEMENTS (continued)

NBC Global Finance Ltd., dated 06/29/18, due 07/02/18, 1.95%, total to be received $838,562, (collateralized by various U.S. Government Agency Obligations, 0.00% – 3.63%, 01/31/20 – 09/09/49, totaling $853,099)	$838,426	$838,426
Nomura Securities International, Inc., dated 06/29/18, due 07/02/18, 2.12%, total to be received $838,574, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/15/18 – 05/20/68, totaling $852,005)	838,426	838,426
RBC Dominion Securities, Inc., dated 06/29/18, due 07/02/18, 2.11%, total to be received $838,573, (collateralized by various U.S. Government Agency Obligations, 3.00% – 7.00%, 11/01/36 – 06/01/48, totaling $852,491)	838,426	838,426
Total Repurchase Agreements
(Cost $3,602,075)		3,602,075

Total Investments — 119.8%
(Cost $22,128,065)		22,040,999

Liabilities in Excess of Other Assets — (19.8%)		(3,635,654)
Net Assets — 100.0%		$18,405,345

____________

ETF — Exchange Traded Fund

PLC — Public Limited Company

(a)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $3,510,085; the aggregate market value of the collateral held by the fund is $3,602,075.

(b)     Rate shown reflects the 7-day yield as of June 30, 2018.

(c)     Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA GLOBAL BOND ETF

Schedule of Investments (continued)

June 30, 2018

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Allocation Fund	13.1%
Debt Fund	85.2
Money Market Fund	1.9
Repurchase Agreements	19.6
Total Investments	119.8
Liabilities in Excess of Other Assets	(19.8)
Net Assets	100.0%

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2018 were as follows:

Affiliated Fund Name	Value at 6/30/2017	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Value at 6/30/2018	Dividend Income
Peritus High Yield ETF(a)	$2,226,968	$1,545,193	$(1,624,724)	$55,370	$(42,423)	$2,160,384	$104,369

____________

(a)          Effective June 25, 2018, this security was no longer an affiliate of the Fund. All values in the above table were considered while the Fund was affiliated.

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF

Schedule of Investments

June 30, 2018

Investments	Shares	Value
COMMON STOCKS — 96.9%

ARGENTINA — 3.0%
Banco Macro SA(a)	1,290	$75,839
Empresa Distribuidora Y Comercializadora Norte*(a)(b)	2,442	79,341
Grupo Financiero Galicia SA(a)	1,940	63,981
Grupo Supervielle SA(a)(b)	4,732	50,065
Loma Negra Cia Industrial Argentina SA*(a)	5,793	59,436
Pampa Energia SA*(a)	2,202	78,765
Total Argentina		407,427

BELGIUM — 4.9%
Anheuser-Busch InBev SA/NV(a)(b)	6,636	668,643

BRAZIL — 6.3%
Ambev SA(a)	14,943	69,186
Banco Bradesco SA(a)	11,965	82,080
Banco Santander Brasil SA(a)	9,643	72,322
Cia de Saneamento Basico do Estado de Sao Paulo(a)	11,901	71,525
Embraer SA(a)	4,123	102,663
Fibria Celulose SA(a)(b)	5,776	107,376
Itau Unibanco Holding SA(a)	7,502	77,871
Telefonica Brasil SA(a)	7,776	92,301
TIM Participacoes SA(a)(b)	4,735	79,832
Vale SA(a)	8,410	107,816
Total Brazil		862,972

CANADA — 3.7%
Canadian Solar, Inc.*	15,565	190,516
CGI Group, Inc., Class A*	689	43,628
Magna International, Inc.	2,711	157,590
Manulife Financial Corp.	6,397	114,954
Total Canada		506,688

CHILE — 0.5%
Latam Airlines Group SA(a)(b)	6,623	65,501

CHINA — 17.0%
58.com, Inc.*(a)	775	53,739
Alibaba Group Holding Ltd.*(a)	3,040	564,011
Autohome, Inc.(a)	736	74,336
Baidu, Inc.*(a)	222	53,946
Baozun, Inc.*(a)(b)	1,259	68,867
Bitauto Holdings Ltd.*(a)(b)	2,995	71,221
Bright Scholar Education Holdings Ltd.*(a)	3,686	61,298
Changyou.com Ltd.(a)	4,596	76,615
Ctrip.Com International Ltd.*(a)(b)	1,223	58,252
Daqo New Energy Corp.*(a)	1,117	39,698
Investments	Shares	Value
COMMON STOCKS (continued)

CHINA (continued)
Fang Holdings Ltd.*(a)	16,055	$62,293
Huaneng Power International, Inc.(a)(b)	2,984	78,330
Huazhu Group Ltd.(a)	1,316	55,259
JD.Com, Inc.*(a)(b)	1,208	47,052
JinkoSolar Holding Co., Ltd.*(a)(b)	3,815	52,533
Jumei International Holding Ltd.*(a)	34,790	89,758
LexinFintech Holdings Ltd.*(a)(b)	3,276	40,131
Link Motion, Inc.*(a)(b)	50,133	57,152
Momo, Inc.*(a)	2,433	105,836
NetEase, Inc.(a)	283	71,506
New Oriental Education & Technology Group, Inc.(a)	733	69,386
Noah Holdings Ltd.*(a)	1,238	64,562
Tarena International, Inc.(a)(b)	8,941	67,683
Vipshop Holdings Ltd.*(a)(b)	4,984	54,076
Weibo Corp.*(a)(b)	419	37,190
Yirendai Ltd.(a)(b)	2,633	55,872
YY, Inc.*(a)	877	88,112
ZTO Express Cayman, Inc.(a)(b)	4,948	98,960
Total China		2,317,674

FRANCE — 10.2%
Criteo SA*(a)(b)	22,919	752,889
Sanofi(a)	15,920	636,959
Total France		1,389,848

GERMANY — 4.3%
Fresenius Medical Care AG & Co. KGaA(a)(b)	11,649	586,527

HONG KONG — 3.5%
Melco Resorts Entertainment Ltd.(a)	16,939	474,292

INDIA — 0.6%
HDFC Bank Ltd.(a)	439	46,104
ICICI Bank Ltd.*(a)	4,677	37,556
Total India		83,660

IRELAND — 6.0%
Ryanair Holdings PLC*(a)(b)	4,244	484,792
Trinity Biotech PLC*(a)(b)	67,025	335,125
Total Ireland		819,917

LUXEMBOURG — 6.0%
Tenaris SA(a)	11,521	419,249
Ternium SA(a)	11,626	404,818
Total Luxembourg		824,067

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)

MEXICO — 1.0%
America Movil SAB de CV, Class L(a)	1,754	$29,222
Cemex SAB de CV*(a)	6,275	41,164
Coca-Cola Femsa SAB de CV(a)	534	30,134
Grupo Televisa SAB(a)	2,052	38,885
Total Mexico		139,405

NETHERLANDS — 6.0%
Royal Dutch Shell PLC, Class A(a)	6,008	415,934
Royal Dutch Shell PLC, Class B(a)(b)	5,535	402,118
Total Netherlands		818,052

PERU — 0.2%
Cia de Minas Buenaventura SAA(a)	1,888	25,733

RUSSIA — 0.2%
Mobile TeleSystems PJSC(a)	2,704	23,876

SOUTH AFRICA — 0.2%
MiX Telematics Ltd.(a)	1,541	27,307

SOUTH KOREA — 0.2%
Hanwha Q CELLS Co. Ltd.*(a)(b)	3,400	21,964

SWEDEN — 2.8%
Telefonaktiebolaget LM Ericsson(a)	49,840	382,273

SWITZERLAND — 2.7%
STMicroelectronics NV(c)	16,323	361,065

TAIWAN — 5.0%
Silicon Motion Technology Corp.(a)	12,460	659,009
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	519	18,975
Total Taiwan		677,984

UNITED KINGDOM — 4.7%
AstraZeneca PLC(a)(b)	8,385	294,397
BP PLC(a)	7,582	346,194
Total United Kingdom		640,591

UNITED STATES — 7.9%
Carnival PLC(a)	4,980	287,097
Mitel Networks Corp.*	17,867	196,001
Shire PLC(a)(b)	3,075	519,060
Tucows, Inc., Class A*(b)	1,275	77,329
Total United States		1,079,487
Total Common Stocks
(Cost $12,878,326)		13,204,953
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)

MONEY MARKET FUND — 3.3%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.80%(d) (Cost $445,080)	445,080	$445,080

REPURCHASE AGREEMENTS — 14.7%(e)
Deutsche Bank Securities, Inc., dated 06/29/18, due 07/02/18, 2.12%, total to be received $466,626, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/27/18 – 09/06/44, totaling $473,456)	$ 466,544	466,544
NatWest Markets PLC, dated 06/29/18, due 07/02/18, 2.09%, total to be received $138,238, (collateralized by various U.S. Government Agency Obligations, 2.50% – 6.63%, 05/15/20 – 05/15/46, totaling $140,152)	138,214	138,214
NBC Global Finance Ltd., dated 06/29/18, due 07/02/18, 1.95%, total to be received $466,620, (collateralized by various U.S. Government Agency Obligations, 0.00% – 3.63%, 01/31/20 – 09/09/49, totaling $474,709)	466,544	466,544
Nomura Securities International, Inc., dated 06/29/18, due 07/02/18, 2.12%, total to be received $466,626, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/15/18 – 05/20/68, totaling $474,100)	466,544	466,544
RBC Dominion Securities, Inc., dated 06/29/18, due 07/02/18, 2.11%, total to be received $466,626, (collateralized by various U.S. Government Agency Obligations, 3.00% – 7.00%, 11/01/36 – 06/01/48, totaling $474,371)	466,544	466,544
Total Repurchase Agreements
(Cost $2,004,390)		2,004,390

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Total Investments — 114.9%
(Cost $15,327,796)		15,654,423
Liabilities in Excess of Other Assets — (14.9%)		(2,035,211)
Net Assets — 100.0%		$13,619,212

____________

PLC — Public Limited Company

*        Non-income producing security.

(a)     American Depositary Receipt.

(b)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $3,775,356; the aggregate market value of the collateral held by the fund is $3,869,561. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $1,865,171.

(c)     Registered Shares.

(d)    Rate shown reflects the 7-day yield as of June 30, 2018.

(e)     Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	0.8%
Airlines	4.0
Auto Parts & Equipment	1.2
Banks	3.7
Beverages	5.6
Biotechnology	3.8
Building Materials	0.7
Chemicals	0.3
Commercial Services	1.5
Computers	0.3
Diversified Financial Services	1.2
Electric	1.7
Energy – Alternate Sources	1.9
Forest Products & Paper	0.8
Healthcare – Products	2.5
Healthcare – Services	4.3
Insurance	0.8
Internet	15.8
Iron/Steel	3.8
Leisure Time	2.1
Lodging	3.9
Media	0.3
Metal Fabricate/Hardware	3.1
Mining	0.2
Oil & Gas	8.6

SUMMARY OF SCHEDULE OF INVESTMENTS
(continued)

% of Net Assets
Pharmaceuticals	6.8%
Semiconductors	7.6
Software	3.9
Telecommunications	4.5
Transportation	0.7
Water	0.5
Money Market Fund	3.3
Repurchase Agreements	14.7
Total Investments	114.9
Liabilities in Excess of Other Assets	(14.9)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES NEW TECH AND MEDIA ETF

Schedule of Investments

June 30, 2018

Investments	Shares	Value
COMMON STOCKS — 80.6%

Commercial Services — 4.4%
Square, Inc., Class A*(a)	33,619	$2,072,275

Computers — 2.5%
Fortinet, Inc.*	19,309	1,205,461

Healthcare – Products — 2.6%
Intuitive Surgical, Inc.*	2,574	1,231,608

Internet — 23.4%
Amazon.com, Inc.*	2,172	3,691,966
Netflix, Inc.*	13,123	5,136,736
Palo Alto Networks, Inc.*	10,712	2,200,995
Total Internet		11,029,697

Office/Business Equipment — 3.7%
Zebra Technologies Corp., Class A*	12,068	1,728,741

Semiconductors — 13.8%
Analog Devices, Inc.	12,334	1,183,077
Micron Technology, Inc.*	32,346	1,696,224
NVIDIA Corp.	9,503	2,251,261
Qorvo, Inc.*	17,200	1,378,924
Total Semiconductors		6,509,486

Software — 27.3%
Adobe Systems, Inc.*	9,254	2,256,218
AppFolio, Inc., Class A*	36,100	2,207,515
CyberArk Software Ltd. (Israel)*	19,309	1,215,695
Microsoft Corp.	11,134	1,097,924
New Relic, Inc.*	22,870	2,300,493
salesforce.com, Inc.*	8,800	1,200,320
Veeva Systems, Inc., Class A*	18,000	1,383,480
VMware, Inc., Class A*	8,364	1,229,257
Total Software		12,890,902

Telecommunications — 2.9%
Arista Networks, Inc.*	5,260	1,354,397
Total Common Stocks
(Cost $36,216,281)		38,022,567

MONEY MARKET FUND — 5.6%
Dreyfus Institutional Treasury and Agency Cash Advantage Fund, 1.80%(b) (Cost $2,634,491)	2,634,491	2,634,491

Investments	Principal	Value
REPURCHASE AGREEMENT — 0.0%**(c)

RBC Dominion Securities, Inc., dated 06/29/18, due 07/02/18, 2.28%, total to be received $790, (collateralized by various U.S. Government Agency Obligations, 3.00% – 7.00%,
11/01/36 – 06/01/48, totaling $803)

(Cost $790)	$790	$790

Total Investments — 86.2%
(Cost $38,851,562)		40,657,848
Other Assets in Excess of Liabilities — 13.8%		6,515,519
Net Assets — 100.0%		$47,173,367

____________

*        Non-income producing security.

**       Less than 0.05%.

(a)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $3,304,116; the aggregate market value of the collateral held by the fund is $3,376,092. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $3,375,302.

(b)     Rate shown reflects the 7-day yield as of June 30, 2018.

(c)     Collateral received from brokers for securities lending was invested in this short-term investment.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commercial Services	4.4%
Computers	2.5
Healthcare – Products	2.6
Internet	23.4
Office/Business Equipment	3.7
Semiconductors	13.8
Software	27.3
Telecommunications	2.9
Money Market Fund	5.6
Repurchase Agreement	0.0 **
Total Investments	86.2
Other Assets in Excess of Liabilities	13.8
Net Assets	100.0%

____________

**       Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments

June 30, 2018

Investments	Principal	Value
MORTGAGE BACKED SECURITIES — 30.2%

Commercial Mortgage Backed Securities — 5.9%
Access Point Funding I LLC, Class A, Series 2017-A, 3.06%, 04/15/29‡	$246,084	$244,715
Aventura Mall Trust, Class C, Series 2013-AVM, 3.87%, 12/05/32@‡*	250,000	254,449
Bayview Commercial Asset Trust, Class A2, Series 2006-2A, 2.37%, (1-Month USD LIBOR + 0.28%), 07/25/36@‡	187,034	182,171
BX Trust, Class B, Series 2018-GW, 3.09%, (1-Month USD LIBOR + 1.02%), 05/15/35@‡	700,000	699,490
Caesars Palace Las Vegas Trust, Class C, Series 2017-VICI, 4.14%, 10/15/34‡	445,000	449,014
Citigroup Commercial Mortgage Trust, Class A, Series 2016-SMPL, 2.23%, 09/10/31‡	470,000	455,410
Cold Storage Trust, Class A, Series 2017-ICE3, 3.07%, (1-Month USD LIBOR + 1.00%), 04/15/36@‡	775,000	779,098
Colony Multifamily Mortgage Trust, Class A, Series 2014-1, 2.54%, 04/20/50‡	57,548	57,233
Commercial Mortgage Lease-Backed Certificates, Class A3, Series 2001-CMLB, 7.47%, 06/20/31@‡*	460,000	486,342
Credit Suisse Commercial Mortgage Trust, Class A, Series 2016-BDWN, 4.97%, (1-Month USD LIBOR + 2.90%), 02/15/29@‡	980,000	984,471
GAHR Commercial Mortgage Trust, Class CFX, Series 2015-NRF, 3.49%, 12/15/34@‡*	200,000	199,445
Hospitality Mortgage Trust, Class B, Series 2017-HIT, 3.21%, (1-Month USD LIBOR + 1.18%), 05/08/30@‡	750,000	750,724
JPMorgan Chase Commercial Mortgage Securities Trust, Class B, Series 2015-SGP, 4.82%, (1-Month USD LIBOR + 2.75%), 07/15/36@‡	535,000	538,244
JPMorgan Chase Commercial Mortgage Securities Trust, Class A3, Series 2011-C4, 4.11%, 07/15/46‡	56,452	56,395
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Commercial Mortgage Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Class AM, Series 2006-LDP9, 5.37%, 05/15/47	$322,254	$324,625
Morgan Stanley Capital I Trust, Class A, Series 2017-CLS, 2.77%, (1-Month USD LIBOR + 0.70%), 11/15/34@‡	600,000	599,635
Motel 6 Trust, Class A, Series 2017-MTL6, 2.99%, (1-Month USD LIBOR + 0.92%), 08/15/34@‡	655,044	655,930
SBA Tower Trust, 3.17%, 04/15/42‡	780,000	766,882
Sutherland Commercial Mortgage Loans, Class A, Series 2017-SBC6, 3.19%, 05/25/37@‡*	363,945	362,811
Velocity Commercial Capital Loan Trust, Class AFX, Series 2017-1, 3.00%, 05/25/47@‡*	189,834	187,886
VSD, 3.60%, 12/25/43	149,019	148,918
Total Commercial Mortgage Backed Securities		9,183,888

Residential Mortgage Backed Securities — 24.3%
Ajax Mortgage Loan Trust, Class A, Series 2017-B, 3.16%, 09/25/56@‡*	279,655	275,221
Alternative Loan Trust, Class 1A1, Series 2004-22CB, 6.00%, 10/25/34	101,823	105,251
AMSR Trust, Class C, Series 2016-SFR1, 4.34%, (1-Month USD LIBOR + 2.25%), 11/17/33@‡	762,500	765,733
Angel Oak Mortgage Trust I LLC, Class A1, Series 2018-2, 3.67%, 07/27/48@‡*	155,000	155,389
Angel Oak Mortgage Trust LLC, Class A1, Series 2017-3, 2.71%, 11/25/47@‡*	532,961	530,734
Arroyo Mortgage Trust, Class A1, Series 2018-1, 3.76%, 04/25/48@‡*	680,836	683,821
Asset Backed Funding Certificates Trust, Class A6, Series 2005-AQ1, 4.78%, 01/25/35	78,227	80,583
Banc of America Funding Trust, Class 5A1, Series 2004-A, 3.87%, 07/20/34@*	159,792	160,490

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Banc of America Funding Trust, Class 1A1, Series 2005-1, 5.50%, 02/25/35	$145,634	$146,128
Bayview Financial Acquisition Trust, Class 1A2, Series 2007-A, 6.21%, 05/28/37	195,148	200,057
Bayview Koitere Fund Trust, Class A, Series 2017-RT4, 3.50%, 07/28/57@‡*	219,059	219,035
Bayview Opportunity Master Fund IVa Trust, Class A1, Series 2017-RT1, 3.00%, 03/28/57@‡*	782,651	772,042
Bayview Opportunity Master Fund IVb Trust, Class A, Series 2017-SPL4, 3.50%, 01/28/55@‡*	436,361	436,642
Bear Stearns ALT-A Trust, Class 3A1, Series 2004-5, 4.14%, 06/25/34@*	278,417	284,255
Bear Stearns ARM Trust, Class 21A1, Series 2004-1, 3.91%, 04/25/34@*	271,385	272,744
Bear Stearns ARM Trust, Class 22A1, Series 2004-9, 3.98%, 11/25/34@*	432,048	439,266
Bear Stearns ARM Trust, Class 21A1, Series 2004-10, 3.84%, 01/25/35@*	680,178	686,364
Bear Stearns ARM Trust, Class 15A1, Series 2004-10, 3.73%, 01/25/35@*	399,179	411,146
Centex Home Equity Loan Trust, Class AF5, Series 2004-D, 5.85%, 09/25/34	282,385	290,940
Citigroup Mortgage Loan Trust, Inc., Class A, Series 2014-A, 4.00%, 01/25/35@‡*	418,109	424,007
Citigroup Mortgage Loan Trust, Inc., Class A, Series 2013-A, 3.00%, 05/25/42@‡*	1,032,058	1,016,679
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2015-PS1, 3.75%, 09/25/42@‡*	236,852	237,908
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2015-A, 3.50%, 06/25/58@‡*	558,154	556,388
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2018-RP1, 3.00%, 09/25/64@‡*	194,037	191,504
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Colony American Finance Ltd., Class A, Series 2015-1 (Cayman Islands), 2.90%, 10/15/47‡	$291,659	$289,925
Colony Starwood Homes Trust, Class C, Series 2016-2A, 4.22%, (1-Month USD LIBOR + 2.15%), 12/17/33@‡	665,000	665,522
COLT Mortgage Loan Trust, Class A3, Series 2017-1, 3.07%, 05/27/47@‡*	273,892	273,569
COLT Mortgage Loan Trust, Class A1, Series 2018-1, 2.93%, 02/25/48@‡*	555,378	554,206
COLT Mortgage Loan Trust, Class A1, Series 2018-2, 3.47%, 07/27/48@‡*	336,269	337,120
Corevest American Finance Trust, Class A, Series 2018-1, 3.80%, 06/15/51‡	310,000	309,999
Countrywide Asset-Backed Certificates, Class A3, Series 2004-S1, 5.12%, 02/25/35	261,594	263,958
Credit Suisse Commercial Mortgage Trust, Class A16, Series 2013-HYB1, 3.01%, 04/25/43@‡*	441,197	439,799
Credit Suisse Commercial Mortgage Trust, Class A2, Series 2014-IVR2, 3.79%, 04/25/44@‡*	494,550	495,757
Credit Suisse First Boston Mortgage Securities Corp., Class 6A1, Series 2004-AR8, 3.67%, 09/25/34@*	85,853	87,426
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Class 6A1, Series 2004-8, 4.50%, 12/25/19	51,421	51,967
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Class 5A1, Series 2003-AR30, 3.87%, 01/25/34@*	149,319	153,951
Deephaven Residential Mortgage Trust, Class A1, Series 2017-1A, 2.73%, 12/26/46@‡*	302,700	302,176
Deephaven Residential Mortgage Trust, Class A1, Series 2017-2A, 2.45%, 06/25/47@‡*	153,417	151,670

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Deephaven Residential Mortgage Trust, Class A3, Series 2017-3A, 2.81%, 10/25/47@‡*	$184,356	$183,389
Galton Funding Mortgage Trust, Class A21, Series 2017-1, 3.50%, 07/25/56@‡*	655,848	653,774
GMACM Mortgage Loan Trust, Class 12A, Series 2004-AR1, 4.23%, 06/25/34@*	192,060	195,160
GSAA Trust, Class AF4, Series 2005-1, 5.62%, 11/25/34	68,025	69,118
GSR Mortgage Loan Trust, Class 1A6, Series 2003-3F, 6.00%, 04/25/33	221,456	230,037
GSR Mortgage Loan Trust, Class 3A1, Series 2004-7, 3.89%, 06/25/34@*	294,157	291,547
Jefferies Resecuritization Trust, Class 1A1, Series 2014-R1, 4.00%, 12/27/37@‡*	14,020	14,020
JPMorgan Mortgage Trust, Class AM, Series 2014-2, 3.40%, 06/25/29@‡*	589,209	587,856
JPMorgan Mortgage Trust, Class 2A2, Series 2014-2, 3.50%, 06/25/29@‡*	343,431	345,014
JPMorgan Mortgage Trust, Class 1A1, Series 2004-A3, 4.15%, 07/25/34@*	186,032	186,632
JPMorgan Mortgage Trust, Class 4A1, Series 2006-A2, 4.17%, 08/25/34@*	147,761	149,669
JPMorgan Mortgage Trust, Class 2A1, Series 2004-A4, 3.68%, 09/25/34@*	93,561	95,361
JPMorgan Mortgage Trust, Class 4A1, Series 2005-A2, 3.47%, 04/25/35@*	460,435	459,122
JPMorgan Mortgage Trust, Class AM1, Series 2015-1, 2.90%, 12/25/44@‡*	349,621	349,997
JPMorgan Mortgage Trust, Class A2, Series 2015-5, 2.97%, 05/25/45@‡*	600,685	599,982
JPMorgan Mortgage Trust, Class 2A2, Series 2017-3, 2.50%, 08/25/47@‡*	740,801	715,394
JPMorgan Mortgage Trust, Class A1, Series 2017-5, 3.17%, 10/26/48@‡*	1,518,248	1,502,182
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
JPMorgan Mortgage Trust, Class A3, Series 2017-4, 3.50%, 11/25/48@‡*	$215,575	$212,249
MASTR Alternative Loan Trust, Class 6A1, Series 2004-4, 5.50%, 04/25/34	249,665	259,469
MASTR Alternative Loan Trust, Class 2A1, Series 2005-2, 6.00%, 01/25/35	160,383	166,856
MASTR Asset Securitization Trust, Class 1A1, Series 2005-1, 5.00%, 05/25/20	25,268	25,315
MASTR Specialized Loan Trust, Class A2, Series 2005-3, 5.70%, 11/25/35‡	183,560	187,844
Merrill Lynch Mortgage Investors Trust, Class A1, Series 2004-A4, 3.68%, 08/25/34@*	538,107	539,279
Mill City Mortgage Loan Trust, Class A1, Series 2016-1, 2.50%, 04/25/57@‡*	531,525	523,406
Mill City Mortgage Loan Trust, Class A1, Series 2017-1, 2.75%, 11/25/58@‡*	291,887	288,370
National City Mortgage Capital Trust, Class 2A1, Series 2008-1, 6.00%, 03/25/38	130,273	135,159
New Residential Mortgage Loan Trust, Class A1, Series 2016-2A, 3.75%, 11/26/35@‡*	1,073,622	1,079,665
New Residential Mortgage Loan Trust, Class A3, Series 2014-2A, 3.75%, 05/25/54@‡*	162,182	163,234
New Residential Mortgage Loan Trust, Class A1, Series 2015-2A, 3.75%, 08/25/55@‡*	909,046	913,170
New Residential Mortgage Loan Trust, Class A1, Series 2016-1A, 3.75%, 03/25/56@‡*	207,349	208,179
New Residential Mortgage Loan Trust, Class A1, Series 2016-3A, 3.75%, 09/25/56@‡*	640,716	642,359
New Residential Mortgage Loan Trust, Class A1, Series 2016-4A, 3.75%, 11/25/56@‡*	420,185	421,633

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
NovaStar Mortgage Funding Trust, Class M5, Series 2004-4, 3.82%, (1-Month USD LIBOR + 1.73%), 03/25/35@	$977,875	$993,104
Oak Hill Advisors Residential Loan Trust, Class A1, Series 2017-NPL2, 3.00%, 07/25/57‡	296,612	294,411
Pretium Mortgage Credit Partners I LLC, Class A1, Series 2017-NPL3, 3.25%, 06/29/32‡	388,581	387,148
Pretium Mortgage Credit Partners I LLC, Class A1, Series 2018-NPL3, 4.13%, 08/27/33‡	250,000	250,625
Pretium Mortgage Credit Partners I LLC, Class A1, Series 2017-NPL2, 3.25%, 03/28/57‡	281,106	280,747
Progress Residential Trust, Class B, Series 2017-SFR1, 3.02%, 08/17/34‡	665,000	643,981
RASC Series Trust, Class AI6, Series 2004-KS2, 4.30%, 03/25/34@*	21,829	21,893
RCO Mortgage LLC, Class A1, Series 2017-1, 3.38%, 08/25/22‡	142,753	142,324
Starwood Waypoint Homes Trust, Class A, Series 2017-1, 3.04%, (1-Month USD LIBOR + 0.95%), 01/17/35@‡	502,670	505,135
Structured Adjustable Rate Mortgage Loan Trust, Class 6A, Series 2004-1, 4.11%, 02/25/34@*	239,117	239,397
Structured Adjustable Rate Mortgage Loan Trust, Class 3A1, Series 2004-4, 3.92%, 04/25/34@*	80,182	80,763
Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-4, 3.92%, 04/25/34@*	427,014	434,515
Structured Asset Securities Corp., Class 2A, Series 2003-37A, 3.69%, 12/25/33@*	162,595	163,896
Structured Asset Securities Corp., Class A3A, Series 2004-4XS, 5.23%, 02/25/34	436,308	442,581
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 1A1, Series 2003-33H, 5.50%, 10/25/33	$279,376	$285,216
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 6A, Series 2003-34A, 4.15%, 11/25/33@*	207,118	207,226
Towd Point Mortgage Trust, Class M1, Series 2015-6, 3.75%, 04/25/55@‡*	260,000	262,253
Towd Point Mortgage Trust, Class A2, Series 2015-5, 3.50%, 05/25/55@‡*	250,000	249,227
Towd Point Mortgage Trust, Class A1B, Series 2015-5, 2.75%, 05/25/55@‡*	548,648	542,459
Towd Point Mortgage Trust, Class A1, Series 2016-3, 2.25%, 04/25/56@‡*	420,568	412,530
Towd Point Mortgage Trust, Class A1, Series 2016-4, 2.25%, 07/25/56@‡*	471,677	461,382
Tricon American Homes Trust, Class A, Series 2017-SFR1, 2.72%, 09/17/34‡	265,000	255,996
Verus Securitization Trust, Class A1, Series 2017-1A, 2.85%, 01/25/47@‡*	135,323	135,247
Verus Securitization Trust, Class A1, Series 2017-2A, 2.49%, 07/25/47@‡*	760,112	753,504
Verus Securitization Trust, Class A1, Series 2018-1, 2.93%, 02/25/48@‡*	761,236	756,774
Verus Securitization Trust, Class A3, Series 2018-INV1, 4.05%, 03/25/58@‡*	102,928	103,183
VOLT LVI LLC, Class A1, Series 2017-NPL3, 3.50%, 03/25/47‡	481,976	482,055
VOLT LVIII LLC, Class A1, Series 2017-NPL5, 3.38%, 05/28/47‡	92,547	92,624
WaMu Mortgage Pass-Through Certificates Trust, Class A1, Series 2003-AR6, 4.21%, 06/25/33@*	135,069	136,783
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Class 2A1, Series 2003-AR4, 3.23%, 08/25/33@*	93,965	93,663

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2003-G, 3.60%, 06/25/33@*	$17,962	$18,238
Wells Fargo Mortgage Backed Securities Trust, Class 5A1, Series 2003-J, 3.49%, 10/25/33@*	112,821	114,474
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2003-J, 3.48%, 10/25/33@*	109,211	111,250
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-A, 3.79%, 02/25/34@*	225,554	234,134
Wells Fargo Mortgage Backed Securities Trust, Class 1A2, Series 2004-K, 4.49%, 07/25/34@*	197,981	202,493
Wells Fargo Mortgage Backed Securities Trust, Class 2A12, Series 2004-K, 4.40%, 07/25/34@*	75,147	77,556
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-U, 3.87%, 10/25/34@*	269,899	272,614
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2004-Z, 3.74%, 12/25/34@*	$77,106	$78,813
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2005-AR10, 3.91%, 06/25/35@*	408,360	421,566
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2005-14, 5.50%, 12/25/35	62,074	63,955
Total Residential Mortgage Backed Securities		37,819,548
Total Mortgage Backed Securities
(Cost $47,260,216)		47,003,436

ASSET BACKED SECURITIES — 29.2%
ACC Trust, Class A, Series 2018-1, 3.70%, 12/21/20‡	396,766	396,981
American Credit Acceptance Receivables Trust, Class B, Series 2016-1A, 4.24%, 06/13/22‡	212,960	213,317
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

American Credit Acceptance Receivables Trust, Class C, Series 2017-2, 2.86%, 06/12/23‡	$645,000	$641,588
AmeriCredit Automobile Receivables Trust, Class B, Series 2016-1, 2.30%, 03/08/21	720,000	717,917
AmeriCredit Automobile Receivables Trust, Class B, Series 2016-2, 2.21%, 05/10/21	290,000	288,749
AmeriCredit Automobile Receivables Trust, Class C, Series 2014-2, 2.18%, 06/08/20	219,028	218,910
AmeriCredit Automobile Receivables Trust, Class C, Series 2015-3, 2.73%, 03/08/21	655,000	655,134
AmeriCredit Automobile Receivables Trust, Class C, Series 2015-4, 2.88%, 07/08/21	715,000	714,562
AmeriCredit Automobile Receivables Trust, Class C, Series 2017-1, 2.71%, 08/18/22	650,000	642,908
AmeriCredit Automobile Receivables Trust, Class D, Series 2014-1, 2.54%, 06/08/20	755,000	754,929
Aqua Finance Trust, Class A, Series 2017-A, 3.72%, 11/15/35‡	507,019	498,206
Ascentium Equipment Receivables Trust, Class B, Series 2017-1A, 2.85%, 10/10/21‡	645,000	630,113
Associates Manufactured Housing Pass-Through Certificates, Class B1, Series 1996-1, 8.00%, 03/15/27@*	162,010	164,368
Avid Automobile Receivables Trust, Class A, Series 2018-1, 2.84%, 08/15/23‡	448,243	445,875
Avis Budget Rental Car Funding Aesop LLC, Class A, Series 2013-2A, 2.97%, 02/20/20‡	1,465,000	1,466,031
BRE Grand Islander Timeshare Issuer LLC, Class A, Series 2017-1A, 2.94%, 05/25/29‡	474,179	463,377
BXG Receivables Note Trust, Class A, Series 2013-A, 3.01%, 12/04/28‡	110,803	109,390

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

BXG Receivables Note Trust, Class A, Series 2015-A, 2.88%, 05/02/30‡	$517,979	$504,611
California Republic Auto Receivables Trust, Class A4, Series 2014-3, 1.79%, 03/16/20	100,009	99,894
California Republic Auto Receivables Trust, Class B, Series 2014-2, 2.34%, 04/15/20	500,000	499,776
Capital Auto Receivables Asset Trust, Class C, Series 2015-2, 2.67%, 08/20/20	650,000	650,144
CarFinance Capital Auto Trust, Class B, Series 2014-2A, 2.64%, 11/16/20‡	338,077	337,936
CarFinance Capital Auto Trust, Class B, Series 2015-1A, 2.91%, 06/15/21‡	1,000,000	998,664
Centre Point Funding LLC, Class 1, Series 2012-2A, 2.61%, 08/20/21‡	388,652	384,251
Chrysler Capital Auto Receivables Trust, Class D, Series 2015-BA, 4.17%, 01/16/23‡	635,000	638,937
CLUB Credit Trust, Class B, Series 2017-P1, 3.56%, 09/15/23‡	270,000	268,937
CPS Auto Receivables Trust, Class B, Series 2017-C, 2.30%, 07/15/21‡	805,000	798,549
Dell Equipment Finance Trust, Class A3, Series 2017-2, 2.19%, 10/24/22‡	615,000	608,646
Diamond Resorts Owner Trust, Class A, Series 2014-1, 2.54%, 05/20/27‡	300,217	299,356
Diamond Resorts Owner Trust, Class A, Series 2017-1A, 3.27%, 10/22/29‡	454,010	443,177
DRB Prime Student Loan Trust, Class A3, Series 2015-D, 2.50%, 01/25/36‡	144,885	144,422
Drive Auto Receivables Trust, Class C, Series 2015-DA, 3.38%, 11/15/21‡	402,970	403,702
Drive Auto Receivables Trust, Class C, Series 2016-CA, 3.02%, 11/15/21‡	665,000	665,619
Drive Auto Receivables Trust, Class C, Series 2017-2, 2.75%, 09/15/23	805,000	803,407
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Drug Royalty II LP, Class A2, Series 2014-1, 3.48%, 07/15/23‡	$119,037	$118,593
DT Auto Owner Trust, Class C, Series 2015-3A, 3.25%, 07/15/21‡	146,353	146,456
DT Auto Owner Trust, Class C, Series 2016-2A, 3.67%, 01/18/22‡	407,921	409,094
DT Auto Owner Trust, Class C, Series 2016-3A, 3.15%, 03/15/22‡	540,439	541,051
Exeter Automobile Receivables Trust, Class B, Series 2017-1A, 3.00%, 12/15/21‡	455,000	455,278
Exeter Automobile Receivables Trust, Class B, Series 2017-2A, 2.82%, 05/16/22‡	785,000	780,971
Exeter Automobile Receivables Trust, Class B, Series 2017-3A, 2.81%, 09/15/22‡	270,000	267,047
Exeter Automobile Receivables Trust, Class C, Series 2014-2A, 3.26%, 12/16/19‡	165,309	165,410
Exeter Automobile Receivables Trust, Class C, Series 2015-1A, 4.10%, 12/15/20‡	460,804	463,652
Exeter Automobile Receivables Trust, Class C, Series 2015-2A, 3.90%, 03/15/21‡	1,115,000	1,124,121
Exeter Automobile Receivables Trust, Class C, Series 2018-1A, 3.03%, 01/17/23‡	465,000	460,591
Exeter Automobile Receivables Trust, Class C, Series 2018-2A, 3.69%, 03/15/23‡	445,000	444,636
First Investors Auto Owner Trust, Class B, Series 2017-2A, 2.65%, 11/15/22‡	650,000	642,244
Flagship Credit Auto Trust, Class A, Series 2016-1, 2.77%, 12/15/20‡	159,913	159,967
Flagship Credit Auto Trust, Class D, Series 2014-2, 5.21%, 02/15/21‡	645,000	654,611
Foursight Capital Automobile Receivables Trust, Class A2, Series 2016-1, 2.87%, 10/15/21‡	365,911	365,421
Foursight Capital Automobile Receivables Trust, Class B, Series 2017-1, 3.05%, 12/15/22‡	650,000	641,953

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Foursight Capital Automobile Receivables Trust, Class C, Series 2018-1, 3.68%, 08/15/23‡	$445,000	$443,168
GLS Auto Receivables Trust, Class B, Series 2017-1A, 2.98%, 12/15/21‡	770,000	764,562
Gold Key Resorts LLC, Class A, Series 2014-A, 3.22%, 03/17/31‡	184,940	182,751
Hertz Vehicle Financing II LP, Class A, Series 2015-1A, 2.73%, 03/25/21‡	910,000	900,464
Hertz Vehicle Financing II LP, Class A, Series 2016-1A, 2.32%, 03/25/20‡	200,000	199,171
Hilton Grand Vacations Trust, Class A, Series 2013-A, 2.28%, 01/25/26‡	311,783	309,667
Hyundai Auto Lease Securitization Trust, Class A2A, Series 2018-A, 2.55%, 08/17/20‡	550,000	548,994
Hyundai Auto Receivables Trust, Class D, Series 2014-B, 2.51%, 12/15/20	425,000	424,937
Hyundai Auto Receivables Trust, Class D, Series 2015-A, 2.73%, 06/15/21	500,000	499,888
Mariner Finance Issuance Trust, Class A, Series 2017-AA, 3.62%, 02/20/29‡	645,000	647,843
Marriott Vacation Club Owner Trust, Class A, Series 2012-1A, 2.51%, 05/20/30‡	350,109	348,265
MVW Owner Trust, Class B, Series 2015-1A, 2.96%, 12/20/32‡	224,489	220,175
Navistar Financial Dealer Note Master Owner Trust II, Class B, Series 2016-1, 3.84%, (1-Month USD LIBOR + 1.75%), 09/27/21@‡	1,065,000	1,067,081
OneMain Direct Auto Receivables Trust, Class B, Series 2016-1A, 2.76%, 05/15/21‡	1,010,000	1,010,139
OneMain Financial Issuance Trust, Class A, Series 2015-1A, 3.19%, 03/18/26‡	67,293	67,521
OneMain Financial Issuance Trust, Class A, Series 2015-2A, 2.57%, 07/18/25‡	40,567	40,608
Oportun Funding IX LLC, Class A, Series 2018-B, 3.91%, 07/08/24‡	390,000	389,957
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Orange Lake Timeshare Trust, Class A, Series 2012-AA, 3.45%, 03/10/27‡	$38,015	$38,024
Orange Lake Timeshare Trust, Class A, Series 2015-AA, 2.88%, 09/08/27‡	221,524	217,018
Prestige Auto Receivables Trust, Class C, Series 2017-1A, 2.81%, 01/17/23‡	810,000	794,889
Prosper Marketplace Issuance Trust, Class A, Series 2018-1A, 3.11%, 06/17/24‡	380,259	380,393
Santander Drive Auto Receivables Trust, Class C, Series 2016-1, 3.09%, 04/15/22	1,370,000	1,371,759
Santander Drive Auto Receivables Trust, Class C, Series 2017-1, 2.58%, 05/16/22	650,000	645,615
Sierra Timeshare Receivables Funding LLC, Class A, Series 2014-1A, 2.07%, 03/20/30‡	59,051	58,919
Sierra Timeshare Receivables Funding LLC, Class A, Series 2014-2A, 2.05%, 06/20/31@‡*	37,025	36,862
Silverleaf Finance XVIII LLC, Class A, Series 2014-A, 2.81%, 01/15/27‡	99,530	99,490
Skopos Auto Receivables Trust, Class A, Series 2018-1A, 3.19%, 09/15/21‡	390,782	390,932
SLM Private Education Loan Trust, Class A2A, Series 2013-B, 1.85%, 06/17/30‡	298,230	296,084

SLM Private Education Loan Trust, Class A2A, Series 2013-C, 2.94%, 10/15/31‡	122,181	122,394
Sofi Consumer Loan Program LLC, Class A, Series 2016-3, 3.05%, 12/26/25‡	519,269	517,808
Sofi Consumer Loan Program LLC, Class A, Series 2017-1, 3.28%, 01/26/26‡	490,112	489,867
Sofi Professional Loan Program LLC, Class A2A, Series 2017-C, 1.75%, 07/25/40‡	398,766	395,387
SoFi Professional Loan Program LLC, Class A1FX, Series 2017-B, 1.83%, 05/25/40‡	273,585	272,195
Springleaf Funding Trust, Class A, Series 2016-AA, 2.90%, 11/15/29‡	805,000	801,062

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Taco Bell Funding LLC, Class A2I, Series 2016-1A, 3.83%, 05/25/46‡	$453,100	$454,491
Tesla Auto Lease Trust, Class A, Series 2018-A, 2.32%, 12/20/19‡	447,081	445,682
Tidewater Auto Receivables Trust, Class B, Series 2018-AA, 3.45%, 11/15/24‡	525,000	525,038
TRIP Rail Master Funding LLC, Class A1, Series 2017-1A, 2.71%, 08/15/47‡	561,178	553,921
Welk Resorts LLC, Class A, Series 2015-AA, 2.79%, 06/16/31‡	280,691	275,692
Wendys Funding LLC, Class A2II, Series 2015-1A, 4.08%, 06/15/45‡	520,288	527,270
Westgate Resorts LLC, Class A, Series 2016-1A, 3.50%, 12/20/28‡	278,649	277,886
Westgate Resorts LLC, Class A, Series 2018-1A, 3.38%, 12/20/31‡	506,609	505,719
Westlake Automobile Receivables Trust, Class B, Series 2016-3A, 2.07%, 12/15/21‡	605,000	603,649
Westlake Automobile Receivables Trust, Class C, Series 2016-2A, 2.83%, 05/17/21‡	780,000	779,956
Total Asset Backed Securities
(Cost $45,573,590)		45,356,672

CORPORATE BONDS — 20.0%
Consumer Discretionary — 2.2%
Aptiv PLC, 3.15%, 11/19/20	530,000	526,452
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 02/01/24	235,000	235,056
Dollar Tree, Inc., 3.06%, (3-Month USD LIBOR + 0.70%), 04/17/20@	97,000	97,210
DR Horton, Inc., 4.75%, 02/15/23(a)	410,000	423,620
Ford Motor Credit Co. LLC, 3.20%, 01/15/21	650,000	643,066
General Motors Financial Co., Inc., 3.55%, 04/09/21	94,000	93,756
Hyundai Capital America, 2.45%, 06/15/21‡	515,000	497,144
Lennar Corp., 5.25%, 06/01/26	390,000	384,150
Investments	Principal	Value
CORPORATE BONDS (continued)

Consumer Discretionary (continued)
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24	$495,000	$493,762
Total Consumer Discretionary		3,394,216

Consumer Staples — 1.0%
Campbell Soup Co., 3.30%, 03/15/21	110,000	109,615
Campbell Soup Co., 3.65%, 03/15/23	450,000	442,315
CVS Health Corp., 3.05%, (3-Month USD LIBOR + 0.72%), 03/09/21@	130,000	130,706
CVS Health Corp., 3.70%, 03/09/23	382,000	380,468
Kraft Heinz Foods Co., 3.50%, 07/15/22	281,000	277,993
Kraft Heinz Foods Co., 4.00%, 06/15/23	265,000	264,505
Total Consumer Staples		1,605,602

Energy — 0.9%
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23(a)	350,000	356,125
Kinder Morgan, Inc., 3.15%, 01/15/23	350,000	338,285
Kinder Morgan, Inc., 5.63%, 11/15/23‡	545,000	580,993
Transocean Guardian Ltd., 5.88%, 01/15/24‡	115,000	114,713
Total Energy		1,390,116

Financials — 8.9%
Ares Capital Corp., 3.50%, 02/10/23	545,000	520,011
Aviation Capital Group LLC, 3.88%, 05/01/23‡	306,000	305,445
Bank of America Corp., 5.49%, 03/15/19	66,000	67,123
Bank of America Corp., 3.36%, (3-Month USD LIBOR + 1.00%), 04/24/23@	535,000	540,922
Bank of America Corp., 3.13%, (3-Month USD LIBOR + 0.77%), 02/05/26@	96,000	94,365
Bank of New York Mellon Corp. (The), Series E, 4.95%, (3-Month USD LIBOR + 3.42%)#@	555,000	567,487
Citigroup, Inc., 3.32%, (3-Month USD LIBOR + 0.96%), 04/25/22@	670,000	676,314

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
CORPORATE BONDS (continued)

Financials (continued)
Citigroup, Inc., 3.58%, (3-Month USD LIBOR + 1.25%), 07/01/26@	$850,000	$850,679
First Tennessee Bank NA, 2.95%, 12/01/19	250,000	248,930
FS Investment Corp., 4.25%, 01/15/20	585,000	586,445
Goldman Sachs Group, Inc. (The), 2.35%, 11/15/21	165,000	158,806
Goldman Sachs Group, Inc. (The), 3.00%, 04/26/22	515,000	503,373
Goldman Sachs Group, Inc. (The), 3.92%, (3-Month USD LIBOR + 1.60%), 11/29/23@	270,000	279,116
Goldman Sachs Group, Inc. (The), 3.49%, (3-Month USD LIBOR + 1.17%), 05/15/26@	595,000	588,352
Goldman Sachs Group, Inc. (The), 4.11%, (3-Month USD LIBOR + 1.75%), 10/28/27@	650,000	663,683
Huntington Bancshares, Inc., 7.00%, 12/15/20(a)	200,000	215,881
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 02/01/22	350,000	357,875
iStar, Inc., 6.00%, 04/01/22	235,000	235,588
Jefferies Group LLC, 6.88%, 04/15/21	82,000	88,427
JPMorgan Chase & Co., 3.26%, (3-Month USD LIBOR + 0.90%), 04/25/23@	400,000	403,683
JPMorgan Chase & Co., Series Z, 5.30%, (3-Month USD LIBOR + 3.80%)#@	805,000	821,905
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.88%, 08/01/21‡	425,000	435,923
Lincoln National Corp., 4.40%, (3-Month USD LIBOR + 2.04%), 04/20/67@	100,000	93,250
Morgan Stanley, 3.76%, (3-Month USD LIBOR + 1.40%), 10/24/23@	1,950,000	1,995,813
Navient Corp., 6.50%, 06/15/22	290,000	297,250
Nuveen Finance LLC, 2.95%, 11/01/19‡	400,000	398,568
Santander Holdings USA, Inc., 3.70%, 03/28/22	585,000	576,889
Investments	Principal	Value
CORPORATE BONDS (continued)

Financials (continued)
SBA Tower Trust, 3.16%, 10/08/20‡	$570,000	$565,409
SBA Tower Trust, 2.88%, 07/09/21‡	780,000	758,640
Total Financials		13,896,152

Health Care — 2.0%
Allergan Funding SCS, 3.00%, 03/12/20	85,000	84,632
Allergan Funding SCS, 3.45%, 03/15/22	85,000	83,711
Anthem, Inc., 2.95%, 12/01/22	347,000	337,351
Becton Dickinson and Co., 3.21%, (3-Month USD LIBOR + 0.88%), 12/29/20@	183,000	183,317
Becton Dickinson and Co., 2.89%, 06/06/22	622,000	602,171
Cardinal Health, Inc., 1.95%, 06/14/19	400,000	396,767
Cardinal Health, Inc., 2.62%, 06/15/22	640,000	614,081
Tenet Healthcare Corp., 4.63%, 07/15/24‡	485,000	461,211
Zimmer Biomet Holdings, Inc., 3.15%, 04/01/22	295,000	289,855
Total Health Care		3,053,096

Industrials — 1.7%
Continental Airlines Class C-2 Pass-Through Trust, Series AMBC, 6.24%, 03/15/20	87,426	89,393
General Dynamics Corp., 3.00%, 05/11/21	155,000	154,565
General Electric Co., Series D, 5.00%, (3-Month USD LIBOR + 3.33%)#@	370,000	364,912
Masco Corp., 3.50%, 04/01/21	515,000	514,658
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50%, 06/15/19	195,000	193,967
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.13%, 08/01/23‡	385,000	386,586
Pitney Bowes, Inc., 4.38%, 05/15/22	738,000	672,753
TransDigm, Inc., 6.50%, 07/15/24	270,000	275,400
Total Industrials		2,652,234

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
CORPORATE BONDS (continued)

Information Technology — 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 01/15/20	$395,000	$389,998

Materials — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.85%, (3-Month USD LIBOR + 3.50%), 07/15/21@‡	380,000	384,484

Real Estate — 0.5%
Education Realty Operating Partnership LP, 4.60%, 12/01/24	100,000	100,548
Government Properties Income Trust, 3.75%, 08/15/19	85,000	85,128
Hospitality Properties Trust, 4.65%, 03/15/24	515,000	515,290
Total Real Estate		700,966

Telecommunication Services — 2.0%
AT&T, Inc., 3.25%, (3-Month USD LIBOR + 0.89%), 02/15/23@‡	525,000	530,539
Crown Castle International Corp., 4.88%, 04/15/22	355,000	366,289
Motorola Solutions, Inc., 3.75%, 05/15/22	51,173	51,053
Motorola Solutions, Inc., 3.50%, 03/01/23	260,000	252,101
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21‡	633,750	628,205
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/25‡	445,000	442,686
Verizon Communications, Inc., 3.44%, (3-Month USD LIBOR + 1.10%), 05/15/25@	782,000	781,827
Total Telecommunication Services		3,052,700

Utilities — 0.3%
PSEG Power LLC, 3.85%, 06/01/23	510,000	508,225
Total Corporate Bonds
(Cost $31,383,473)		31,027,789

Investments	Principal	Value
TERM LOANS — 11.7%

Aerospace — 0.6%
TransDigm, Inc., 4.48%, (1-Month USD LIBOR + 2.50%), 06/09/23@	$202,440	$201,504
TransDigm, Inc., 4.59%, (1-Month USD LIBOR + 2.50%), 08/22/24@	168,304	167,323
TransDigm, Inc., 4.48%, (1-Month USD LIBOR + 2.50%), 05/30/25@	74,813	74,339
United AirLines, Inc., 3.84%, (1-Month USD LIBOR + 1.75%), 04/01/24@	424,625	420,910
Total Aerospace		864,076

Chemicals — 0.2%
Ineos US Finance LLC, 4.09%, (1-Month USD LIBOR + 2.00%), 04/01/24@	363,175	361,699

Consumer Non-Durables — 0.1%
Energizer Holdings, Inc., 06/21/25(b)	80,000	80,100
HLF Financing, 7.59%, (1-Month USD LIBOR + 5.50%), 02/15/23@	117,813	119,028
Total Consumer Non-Durables		199,128

Energy — 0.4%
Medallion Midland Acquisition, LLC, 5.34%, (1-Month USD LIBOR + 3.25%), 10/30/24@	258,700	256,760
Ultra Resources, Inc., 5.09%, (1-Month USD LIBOR + 3.00%), 04/12/24@	365,000	337,170
Total Energy		593,930

Financials — 0.2%
Delos Finance S.a.r.l., 4.08%, (3-Month USD LIBOR + 1.75%), 10/06/23@	289,000	289,361

Food and Drug — 0.3%
Albertson’s LLC, 4.84%, (1-Month USD LIBOR + 2.75%), 08/25/21@	478,994	475,076

Food/Tobacco — 0.6%
Aramark Servies, Inc., 3.72%, (3-Month USD LIBOR + 1.75%), 03/28/24@	342,580	342,955
Hostess Brands, LLC, 4.34%, (1-Month USD LIBOR + 2.25%), 08/03/22@	465,123	462,944
See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
TERM LOANS (continued)

Food/Tobacco (continued)
JBS U.S., 4.83%, (3-Month USD LIBOR + 2.50%), 10/30/22@	$175,970	$174,871
Total Food/Tobacco		980,770

Gaming/Leisure — 2.1%
Aristocrat Leisure Limited, 4.11%, (3-Month USD LIBOR + 1.75%), 10/19/24@	423,938	421,818
Eldorado Resorts, Inc., 4.38%, (2-Month USD LIBOR + 2.25%), 04/17/24@	594,085	593,345
GVC Holdings PLC, 03/29/24(b)	339,150	338,940
MGM Growth Properties Operating Partnership LP, 4.09%, (1-Month USD LIBOR + 2.00%), 03/25/25@	612,893	610,784
Playa Resorts Holding B.V., 4.84%, (1-Month USD LIBOR + 2.75%), 04/29/24@	468,530	464,137
Scientific Games International, Inc., 4.84%, (2-Month USD LIBOR + 2.75%), 08/14/24@	4,988	4,961
Seminole Tribe of Florida, 3.84%, (1-Month USD LIBOR + 1.75%), 07/08/24@	397,000	398,417
Station Casinos LLC, 4.60%, (1-Month USD LIBOR + 2.50%), 06/08/23@	370,614	369,919
Total Gaming/Leisure		3,202,321

Health Care — 0.9%
Acadia Healthcare Co., Inc., 4.59%, (1-Month USD LIBOR + 2.50%), 02/16/23@	172,171	172,909
CHS/Community Health Systems, Inc., 5.56%, (3-Month USD LIBOR + 3.25%), 01/27/21@	313,963	307,097
IQVIA Holdings, Inc., 4.08%, (3-Month USD LIBOR + 1.75%), 06/11/25@	230,000	228,275
Syneos Health, Inc. (fka INC Research Holdings, Inc.), 4.09%, (1-Month USD LIBOR + 2.00%), 08/01/24@	187,703	187,028
Valeant Pharmaceuticals International, Inc., 4.98%, (3-Month USD LIBOR + 3.00%), 06/02/25@	513,969	512,900
Total Health Care		1,408,209

Investments	Principal	Value
TERM LOANS (continued)

Housing — 0.8%
Capital Automotive LP, 4.60%, (1-Month USD LIBOR + 2.50%), 03/25/24@	$507,623	$505,720
Quikrete Holdings, Inc., 4.84%, (1-Month USD LIBOR + 2.75%), 11/15/23@	445,192	443,892
Realogy Group, 4.30%, (1-Month USD LIBOR + 2.25%), 02/08/25@	284,308	284,042
Total Housing		1,233,654

Information Technology — 0.9%
Kronos, Inc., 5.36%, (3-Month USD LIBOR + 3.00%), 11/01/23@	328,852	328,647
Rackspace Hosting, Inc., 5.36%, (3-Month USD LIBOR + 3.00%), 11/03/23@	498,535	493,029
SS&C European Holdings S.a.r.l., 4.59%, (1-Month USD LIBOR + 2.50%), 04/16/25@	143,416	143,624
SS&C Technologies, Inc., 4.59%, (1-Month USD LIBOR + 2.50%), 04/16/25@	379,093	379,644
Total Information Technology		1,344,944

Media/Telecom – Broadcasting — 0.6%
Sinclair Television Group, Inc., 12/12/24(b)	505,000	504,055
Univision Communications, 4.84%, (1-Month USD LIBOR + 2.75%), 03/15/24@	496,435	480,510
Total Media/Telecom – Broadcasting		984,565

Media/Telecom – Cable/Wireless Video — 1.1%
Charter Communications Operating, LLC (aka CCO Safari LLC), 4.10%, (1-Month USD LIBOR + 2.00%), 04/30/25@	466,665	466,555
CSC Holdings, LLC (fka CSC Holdings Inc. (Cablevision)), 4.32%, (1-Month USD LIBOR + 2.25%), 07/17/25@	390,038	388,047
Telenet Financing, 4.32%, (1-Month USD LIBOR + 2.25%), 08/15/26@	415,000	411,757
Virgin Media Bristol LLC, 4.57%, (1-Month USD LIBOR + 2.50%), 01/15/26@	495,000	492,062
Total Media/Telecom – Cable/Wireless Video		1,758,421

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
TERM LOANS (continued)

Media/Telecom - Diversified Media — 0.4%
McGraw-Hill Global Education Holdings LLC, 6.09%, (1-Month USD LIBOR + 4.00%), 05/04/22@	$329,032	$322,520
Meredith Corp., 5.09%, (1-Month USD LIBOR + 3.00%), 01/31/25@	264,338	264,606
Total Media/Telecom – Diversified Media		587,126

Media/Telecom – Telecommunications — 1.0%
CenturyLink, Inc., 4.84%, (1-Month USD LIBOR + 2.75%), 01/31/25@	363,175	356,289
Frontier Communications Corp., 5.85%, (1-Month USD LIBOR + 3.75%), 06/15/24@	298,492	295,602
Level 3 Financing, Inc., 4.33%, (1-Month USD LIBOR + 2.25%), 02/22/24@	815,000	813,537
TDC A/S, 06/11/25(b)	145,000	144,955
Total Media/Telecom – Telecommunications		1,610,383

Media/Telecom – Wireless Communications — 0.1%
SBA Senior Finance II LLC, 4.10%, (1-Month USD LIBOR + 2.00%), 04/11/25@	195,000	193,972

Service — 0.5%
First Data Corp., 4.09%, (1-Month USD LIBOR + 2.00%), 07/08/22@	249,622	248,842
First Data Corp., 4.09%, (1-Month USD LIBOR + 2.00%), 04/26/24@	487,489	485,268
Total Service		734,110

Utilities — 0.9%
Calpine Corp., 4.84%, (3-Month USD LIBOR + 2.50%), 01/15/24@	435,530	435,301
NRG Energy, Inc., 4.08%, (3-Month USD LIBOR + 1.75%), 06/30/23@	381,626	379,791
Vistra Operations Company LLC (fka Tex Operations Company LLC), 4.06%, (1-Week USD LIBOR + 2.00%), 12/31/25@	320,000	318,378
Investments	Principal	Value
TERM LOANS (continued)

Utilities (continued)
Vistra Operations Company LLC (fka Tex Operations Company LLC), 4.09%, (1-Month USD LIBOR + 2.00%), 08/04/23@	$226,148	$224,859
Total Utilities		1,358,329
Total Term Loans
(Cost $18,268,843)		18,180,074

FOREIGN BONDS — 4.4%

Consumer Staples — 0.5%
BAT Capital Corp. (United Kingdom), 2.76%, 08/15/22‡	805,000	772,653

Financials — 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 4.50%, 05/15/21	405,000	412,921
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.95%, 02/01/22	150,000	149,238
Guanay Finance Ltd. (Chile), 6.00%, 12/15/20‡	527,281	531,236
HSBC Holdings PLC (United Kingdom), 2.95%, 05/25/21	640,000	630,358
Mizuho Financial Group, Inc. (Japan), 2.27%, 09/13/21	785,000	753,716
Total Financials		2,477,469

Health Care — 0.3%
Bayer US Finance II LLC (Germany), 2.97%, (3-Month USD LIBOR + 0.63%), 06/25/21@‡	310,000	310,568
Bayer US Finance II LLC (Germany), 3.35%, (3-Month USD LIBOR + 1.01%), 12/15/23@‡	235,000	235,163
Total Health Care		545,731

Industrials — 0.5%
British Airways Class B Pass Through Trust (United Kingdom), 5.63%, 06/20/20‡	140,173	143,090

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
FOREIGN BONDS (continued)

Industrials (continued)
Doric Nimrod Air Finance Alpha Ltd. Class A Pass-Through Trust, Series 2012-1A (Guernsey), 5.13%, 11/30/22‡	$551,814	$570,372
Total Industrials		713,462

Information Technology — 0.1%
Tencent Holdings Ltd. (China), 2.99%, 01/19/23‡	200,000	194,581

Materials — 1.4%
ArcelorMittal (Luxembourg), 6.13%, 06/01/25(a)	365,000	395,112
FMG Resources August 2006 Pty Ltd. (Australia), 5.13%, 03/15/23‡(a)	240,000	233,400
Glencore Funding LLC (Switzerland), 4.13%, 05/30/23‡	640,000	639,302
James Hardie International Finance Dac (Ireland), 4.75%, 01/15/25‡	345,000	338,100
NOVA Chemicals Corp. (Canada), 4.88%, 06/01/24‡	70,000	66,762
NOVA Chemicals Corp. (Canada), 5.00%, 05/01/25‡	545,000	517,750
Total Materials		2,190,426
Total Foreign Bonds
(Cost $7,046,598)		6,894,322

MONEY MARKET FUND — 4.6%
JPMorgan U.S. Government Money Market Fund – Institutional Class, 1.76%(c) (Cost $7,209,505)	7,209,505	7,209,505

REPURCHASE AGREEMENTS — 0.6%(d)
Deutsche Bank Securities, Inc., dated 06/29/18, due 07/02/18, 2.12%, total to be received $250,044, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/27/18 – 09/06/44, totaling $253,704)	$250,000	250,000
Investments	Principal	Value
FOREIGN BONDS (continued)

REPURCHASE AGREEMENTS (continued)
NatWest Markets PLC, dated 06/29/18, due 07/02/18, 2.09%, total to be received $11,182, (collateralized by various U.S. Government Agency Obligations, 2.50% – 6.63%, 05/15/20 – 05/15/46, totaling $11,337)	$11,180	$11,180
NBC Global Finance Ltd., dated 06/29/18, due 07/02/18, 1.95%, total to be received $250,041, (collateralized by various U.S. Government Agency Obligations, 0.00% – 3.63%, 01/31/20 – 09/09/49, totaling $254,375)	250,000	250,000
Nomura Securities International, Inc., dated 06/29/18, due 07/02/18, 2.12%, total to be received $250,044, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/15/18 – 05/20/68, totaling $254,049)	250,000	250,000
RBC Dominion Securities, Inc., dated 06/29/18, due 07/02/18, 2.11%, total to be received $250,044, (collateralized by various U.S. Government Agency Obligations, 3.00% – 7.00%, 11/01/36 – 06/01/48, totaling $254,194)	250,000	250,000
Total Repurchase Agreements
(Cost $1,011,180)		1,011,180
Total Investments — 100.7%
(Cost $157,753,405)		156,682,978
Liabilities in Excess of Other Assets — (0.7%)		(1,154,148)

Net Assets — 100.0%		$155,528,830

____________

LP — Limited Partnership

PLC — Public Limited Company

#       Perpetual security with no stated maturity date.

@      Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2018.

*        Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF

Schedule of Investments (continued)

June 30, 2018

‡       Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $984,775; the aggregate market value of the collateral held by the fund is $1,011,180.

(b)     This loan will settle after June 30, 2018 at which time the interest rate will be determined.

(c)     Rate shown reflects the 7-day yield as of June 30, 2018.

(d)    Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace	0.6%
Asset Backed Securities	29.2
Chemicals	0.2
Commercial Mortgage Backed Securities	5.9
Consumer Discretionary	2.2
Consumer Non-Durables	0.1
Consumer Staples	1.5
Energy	1.3
Financials	10.7
Food and Drug	0.3
Food/Tobacco	0.6
Gaming/Leisure	2.1
Health Care	3.2
Housing	0.8
Industrials	2.2
Information Technology	1.3
Materials	1.6
Media/Telecom – Broadcasting	0.6
Media/Telecom – Cable/Wireless Video	1.1
Media/Telecom – Diversified Media	0.4
Media/Telecom – Telecommunications	1.0
Media/Telecom – Wireless Communications	0.1
Real Estate	0.5
Residential Mortgage Backed Securities	24.3
Service	0.5
Telecommunication Services	2.0
Utilities	1.2
Money Market Fund	4.6
Repurchase Agreements	0.6
Total Investments	100.7
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments

June 30, 2018

Investments	Principal	Value
TERM LOANS – 77.4%

Advertising – 1.2%
Acosta, Inc., 5.34%, (1-Month USD LIBOR + 3.25%), 09/26/21@	$483,784	$366,770

Aerospace / Defense – 2.3%
Accudyne Industries Borrower SCA, 5.34%, (1-Month USD LIBOR + 3.25%), 08/19/24 (Luxembourg)@	238,144	237,958
TransDigm, Inc., 4.59%, (1-Month USD LIBOR + 2.50%), 06/09/23@	431,334	429,339
Total Aerospace / Defense		667,297
Auto Manufacturers – 0.9%
Navistar, Inc., 5.53%, (1-Month USD LIBOR + 3.50%), 11/06/24@	249,375	249,844

Auto Parts & Equipment – 2.1%
Cooper-Standard Automotive, Inc., 4.09%, (1-Month USD LIBOR + 2.00%), 11/02/23@	224,389	224,669
Federal-Mogul LLC, 5.82%, (1-Month USD LIBOR + 3.75%), 04/15/21@	289,077	290,007
Federal-Mogul LLC, 5.83%, (1-Month USD LIBOR + 3.75%), 04/15/21@	95,676	95,983
Total Auto Parts & Equipment		610,659
Building Materials – 1.7%
Quikrete Holdings, Inc., 4.84%, (1-Month USD LIBOR + 2.75%), 11/15/23@	491,593	490,157

Chemicals – 1.5%
MacDermid, Inc., 5.09%, (1-Month USD LIBOR + 3.00%), 06/07/23@	189,056	189,548
Solenis International LP, 12/26/23(a)	250,000	249,796
Total Chemicals		439,344
Coal – 0.8%
Arch Coal, Inc., 4.84%, (1-Month USD LIBOR + 2.75%), 03/07/24@	247,494	246,566

Commercial Services – 3.7%
Allied Universal Holdco LLC, 5.84%, (1-Month USD LIBOR + 3.75%), 07/28/22@	247,468	244,246
Brightview Landscapes LLC, 5.09%, (1-Month USD LIBOR + 3.00%), 12/18/20@	237,469	238,084
Brightview Landscapes LLC, 8.59%, (1-Month USD LIBOR + 6.50%), 12/17/21@	117,021	118,035
Investments	Principal	Value
TERM LOANS (continued)

Commercial Services (continued)
Camelot Finance LP, 5.34%, (1-Month USD LIBOR + 3.25%), 10/03/23@	$242,559	$242,165
Garda World Security Corp., 5.80%, (3-Month USD LIBOR + 3.50%), 05/24/24 (Canada)@	247,494	248,034
Garda World Security Corp., 7.50%, (Prime + 2.50%), 05/24/24 (Canada)@	627	628
Total Commercial Services		1,091,192

Computers – 2.0%
McAfee LLC, 6.59%, (1-Month USD LIBOR + 4.50%), 09/30/24@	248,125	249,765
Western Digital Corp., 3.84%, (1-Month USD LIBOR + 1.75%), 05/01/23@	326,542	326,882
Total Computers		576,647

Distribution / Wholesale – 4.6%
Nexeo Solutions LLC, 5.56%, (2-Month USD LIBOR + 3.25%), 06/09/23@	164,122	164,533
Nexeo Solutions LLC, 5.58%, (3-Month USD LIBOR + 3.25%), 06/09/23@	159,531	$159,930
Nexeo Solutions LLC, 5.61%, (2-Month USD LIBOR + 3.25%), 06/09/23@	166,412	166,828
Spin Holdco, Inc., 5.34%, (2-Month USD LIBOR + 3.25%), 11/14/22@	484,469	483,388
Univar USA, Inc., 4.59%, (1-Month USD LIBOR + 2.50%), 07/01/24@	375,082	374,645
Total Distribution / Wholesale		1,349,324

Electric – 2.5%
Talen Energy Supply LLC, 6.09%, (1-Month USD LIBOR + 4.00%), 04/15/24@	248,360	249,417
Vistra Operations Co. LLC, 4.23%, (1-Month USD LIBOR + 2.25%), 12/14/23@	118,750	118,355
Vistra Operations Co. LLC, 4.34%, (1-Month USD LIBOR + 2.25%), 12/14/23@	373,750	372,505
Total Electric		740,277

Entertainment – 1.3%
Cineworld Finance US, Inc., 4.59%, (1-Month USD LIBOR + 2.50%), 02/28/25 (United Kingdom)@	374,063	371,893

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
TERM LOANS (continued)

Environmental Control – 0.8%
Wrangler Buyer Corp., 4.84%, (1-Month USD LIBOR + 2.75%), 09/27/24@	$248,750	$248,563

Food – 2.8%
Albertson’s LLC, 5.32%, (3-Month USD LIBOR + 3.00%), 06/22/23@	344,737	341,529
U.S. Foods, Inc., 4.09%, (1-Month USD LIBOR + 2.50%), 06/27/23@	483,782	483,808
Total Food		825,337

Hand / Machine Tools – 1.6%
Apex Tool Group LLC, 5.84%, (1-Month USD LIBOR + 3.75%), 02/01/22@	472,173	473,205

Healthcare - Products – 0.9%
Avantor, Inc., 6.09%, (1-Month USD LIBOR + 4.00%), 11/21/24@	248,750	250,305

Healthcare - Services – 1.8%
Air Medical Group Holdings, Inc., 5.28%, (1-Month USD LIBOR + 3.25%), 04/28/22@	247,481	240,985
CHS/Community Health Systems, Inc., 5.31%, (3-Month USD LIBOR + 3.00%), 12/31/19@	102,117	102,101
CHS/Community Health Systems, Inc., 5.56%, (3-Month USD LIBOR + 3.25%), 01/27/21@	189,150	185,013
Total Healthcare - Services		528,099

Household Products / Wares – 1.3%
Prestige Brands, Inc., 4.09%, (1-Month USD LIBOR + 2.00%), 01/26/24@	375,241	374,695

Insurance – 3.0%
HUB International, Ltd., 04/25/25(a)	250,000	248,777
USI, Inc., 5.33%, (3-Month USD LIBOR + 3.00%), 05/16/24@	397,000	395,164
VF Holdings Corp., 5.34%, (1-Month USD LIBOR + 3.25%), 06/30/23@	247,481	246,244
Total Insurance		890,185

Internet – 1.7%
Uber Technologies, Inc., 5.55%, (1-Month USD LIBOR + 3.50%), 07/13/23@	491,250	492,685
Investments	Principal	Value
TERM LOANS (continued)

Leisure Time – 2.5%
BRP US, Inc., 4.09%, (1-Month USD LIBOR + 2.00%), 05/23/25 (Canada)@	$246,252	$244,620
ClubCorp Holdings, Inc., 5.08%, (3-Month USD LIBOR + 2.75%), 09/18/24@	489,634	484,738
Total Leisure Time		729,358

Lodging – 3.1%
Caesars Resort Collection LLC, 4.84%, (1-Month USD LIBOR + 2.75%), 12/23/24@	497,500	496,722
Hilton Worldwide Finance LLC, 3.84%, (1-Month USD LIBOR + 1.75%), 10/25/23@	177,571	177,755
Playa Resorts Holding BV, 4.84%, (1-Month USD LIBOR + 2.75%), 04/29/24@	247,502	245,181
Total Lodging		919,658

Machinery – Diversified – 0.7%
RBS Global, Inc., 4.34%, (1-Month USD LIBOR + 2.25%), 08/21/24@	207,725	207,842

Media – 0.8%
Altice US Finance I Corp., 4.34%, (1-Month USD LIBOR + 2.25%), 07/28/25@	243,736	242,366

Metal Fabricate / Hardware – 0.8%
Crosby U.S. Acquisition Corp., 5.08%, (1-Month USD LIBOR + 3.00%), 11/23/20@	247,409	243,698

Miscellaneous Manufacturing – 1.0%
Gates Global LLC, 5.08%, (3-Month USD LIBOR + 2.75%), 04/01/24@	296,947	297,173

Oil & Gas – 1.8%
Chesapeake Energy Corp., 9.59%, (1-Month USD LIBOR + 7.50%), 08/23/21@	500,000	524,273

Packaging & Containers – 6.4%
Kloeckner Pentaplast of America, Inc., 6.34%, (1-Month USD LIBOR + 4.25%), 06/30/22 (Luxembourg)@	248,747	238,835
Plastipak Holdings, Inc., 4.60%, (1-Month USD LIBOR + 2.50%), 10/14/24@	248,128	247,198
Proampac PG Borrower LLC, 5.50%, (1-Month USD LIBOR + 3.50%), 11/20/23@	88,726	88,449

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
TERM LOANS (continued)

Packaging & Containers (continued)
Proampac PG Borrower LLC, 5.53%, (1-Month USD LIBOR + 3.50%), 11/20/23@	$33,766	$33,661
Proampac PG Borrower LLC, 5.58%, (1-Month USD LIBOR + 3.50%), 11/20/23@	289,833	288,927
Proampac PG Borrower LLC, 5.86%, (3-Month USD LIBOR + 3.50%), 11/20/23@	80,174	79,924
Reynolds Group Holdings, Inc., 4.84%, (1-Month USD LIBOR + 2.75%), 02/06/23@	442,485	442,115
SIG Combibloc, 4.84%, (1-Month USD LIBOR + 2.75%), 03/11/22 (Luxembourg)@	447,015	447,762
Total Packaging & Containers		1,866,871

Pharmaceuticals – 0.8%
Valeant Pharmaceuticals International, Inc., 5.09%, (1-Month USD LIBOR + 3.00%), 05/30/25@	229,990	229,512

Real Estate – 1.7%
DTZ US Borrower LLC, 5.34%, (1-Month USD LIBOR + 3.25%), 11/04/21@	17,255	17,257
DTZ US Borrower LLC, 5.56%, (3-Month USD LIBOR + 3.25%), 11/04/21@	326,585	326,621
DTZ US Borrower LLC, 5.61%, (3-Month USD LIBOR + 3.25%), 11/04/21@	146,059	146,075
Total Real Estate		489,953

Retail – 13.4%
1011778 BC ULC, 4.34%, (1-Month USD LIBOR + 2.25%), 02/16/24 (Canada)@	368,307	367,213
Bass Pro Group LLC, 09/25/24(a)	250,000	250,704
BJ’s Wholesale Club, Inc., 9.53%, (1-Month USD LIBOR + 7.50%), 02/03/25@	248,938	251,998
CEC Entertainment, Inc., 5.34%, (1-Month USD LIBOR + 3.25%), 02/15/21@	482,368	450,512
GYP Holdings III Corp., 4.84%, (1-Month USD LIBOR + 2.75%), 06/02/25@	350,378	348,626
GYP Holdings III Corp., 4.85%, (2-Month USD LIBOR + 2.75%), 06/02/25@	133,484	132,817
Michaels Stores, Inc., 4.56%, (1-Month USD LIBOR + 2.50%), 01/30/23@	116,545	115,817
Investments	Principal	Value
TERM LOANS (continued)

Retail (continued)
Michaels Stores, Inc., 4.59%, (1-Month USD LIBOR + 2.50%), 01/30/23@	$330,773	$328,706
Neiman Marcus Group Ltd. LLC, 5.26%, (1-Month USD LIBOR + 3.25%), 10/25/20@	483,586	429,787
Petco Animal Supplies, Inc., 5.61%, (3-Month USD LIBOR + 3.25%), 01/26/23@	491,206	355,920
PetSmart, Inc., 5.01%, (1-Month USD LIBOR + 3.00%), 03/11/22@	485,000	402,179
Smart & Final Stores LLC, 5.59%, (1-Month USD LIBOR + 3.50%), 11/15/22@	250,000	244,584
SRS Distribution, Inc., 05/24/25(a)	250,000	246,667
Total Retail		3,925,530

Semiconductors – 0.6%
ON Semiconductor Corp., 3.84%, (1-Month USD LIBOR + 1.75%), 03/31/23@	181,494	181,645

Software – 2.3%
CCC Information Services, Inc., 5.10%, (1-Month USD LIBOR + 3.00%), 04/29/24@	248,120	248,054
Infor US, Inc., 4.84%, (1-Month USD LIBOR + 2.75%), 02/01/22@	428,484	427,092
Total Software		675,146

Telecommunications – 3.0%
Avaya, Inc., 6.32%, (1-Month USD LIBOR + 4.25%), 12/15/24@	373,125	374,146
Frontier Communications Corp., 5.85%, (1-Month USD LIBOR + 3.75%), 06/17/24@	247,500	245,103
Intelsat Jackson Holdings SA, 5.85%, (1-Month USD LIBOR + 3.75%), 11/30/23@	250,000	249,785
Total Telecommunications		869,034
Total Term Loans
(Cost $23,144,296)		22,685,103

CORPORATE BONDS – 8.4%

Auto Manufacturers – 0.4%
Tesla, Inc., 5.30%, 08/15/25‡(b)	125,000	111,719

Commercial Services – 1.6%
Ahern Rentals, Inc., 7.38%, 05/15/23‡	250,000	245,000

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
CORPORATE BONDS (continued)

Commercial Services (continued)
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 05/15/23‡	$202,000	$215,574
Total Commercial Services		460,574

Diversified Financial Services – 0.9%
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.38%, 04/01/20‡	250,000	252,432

Home Builders – 0.8%
Lennar Corp., 4.50%, 06/15/19	250,000	251,562

Lodging – 0.9%
MGM Resorts International, 6.75%, 10/01/20	250,000	262,500

Media – 0.9%
CSC Holdings LLC, 6.63%, 10/15/25‡	250,000	256,563

Retail – 0.8%
Golden Nugget, Inc., 6.75%, 10/15/24‡	250,000	250,670

Telecommunications – 1.7%
Sprint Communications, Inc., 6.00%, 11/15/22	250,000	248,438
T-Mobile USA, Inc., 6.38%, 03/01/25	250,000	259,425
Total Telecommunications		507,863

Toys / Games / Hobbies – 0.4%
Mattel, Inc., 2.35%, 08/15/21	125,000	114,063
Total Corporate Bonds
(Cost $2,470,975)		2,467,946

FOREIGN BONDS – 2.5%

Food – 0.4%
JBS USA LUX SA / JBS USA Finance, Inc., 7.25%, 06/01/21 (Brazil)‡	125,000	126,875

Mining – 0.4%
Constellium NV, 5.75%, 05/15/24 (Netherlands)‡	125,000	121,562

Pharmaceuticals – 0.8%
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 07/21/21 (Israel)	250,000	232,052
Investments	Principal	Value
FOREIGN BONDS (continued)

Trucking & Leasing – 0.9%
Park Aerospace Holdings Ltd., 5.25%, 08/15/22 (Ireland)‡	$250,000	$248,440
Total Foreign Bonds
(Cost $731,717)		728,929

EXCHANGE TRADED FUND – 0.1%

Closed-End Funds – 0.1%
Eagle Point Credit Co., Inc.
(Cost $35,053)	1,905	34,614

MONEY MARKET FUND – 13.9%
JPMorgan U.S. Government Money Market Fund – Institutional Class, 1.76%(c) (Cost $4,067,546)	4,067,546	4,067,546

REPURCHASE AGREEMENT – 0.4%(d)

Nomura Securities International, Inc., dated 06/29/18, due 07/02/18, 2.12%, total to be received $116,444, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/15/18 – 05/20/68, totaling $118,308)

(Cost $116,424)	$116,424	$116,424

Total Investments – 102.7%
(Cost $30,566,011)		30,100,562

Liabilities in Excess of Other Assets – (2.7%)		(778,004)
Net Assets – 100.0%		$29,322,558

____________

LP – Limited Partnership

@      Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2018.

‡       Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)     The loan will settle after June 30, 2018 at which time the interest rate will be determined.

(b)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $113,872; the aggregate market value of the collateral held by the fund is $116,424.

(c)     Rate shown reflects the 7-day yield as of June 30, 2018.

(d)    Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments (continued)

June 30, 2018

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	1.2%
Aerospace/Defense	2.3
Auto Manufacturers	1.3
Auto Parts & Equipment	2.1
Building Materials	1.7
Chemicals	1.5
Closed-End Funds	0.1
Coal	0.8
Commercial Services	5.3
Computers	2.0
Distribution/Wholesale	4.6
Diversified Financial Services	0.9
Electric	2.5
Entertainment	1.3
Environmental Control	0.8
Food	3.2
Hand/Machine Tools	1.6
Healthcare – Products	0.9
Healthcare – Services	1.8
Home Builders	0.8
Household Products/Wares	1.3
Insurance	3.0
Internet	1.7

% of Net Assets
Leisure Time	2.5%
Lodging	4.0
Machinery – Diversified	0.7
Media	1.7
Metal Fabricate/Hardware	0.8
Mining	0.4
Miscellaneous Manufacturing	1.0
Oil & Gas	1.8
Packaging & Containers	6.4
Pharmaceuticals	1.6
Real Estate	1.7
Retail	14.2
Semiconductors	0.6
Software	2.3
Telecommunications	4.7
Toys/Games/Hobbies	0.4
Trucking & Leasing	0.9
Money Market Fund	13.9
Repurchase Agreement	0.4
Total Investments	102.7
Liabilities in Excess of Other Assets	(2.7)
Net Assets	100.0%

Total Return Swaps contracts outstanding as of June 30, 2018:

Reference Entity	Number of Contracts	Annual Financing Rate Received (Paid)	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid Leveraged Loans Index	4,000,000	(1.61)%	Quarterly	9/20/2018	$4,000,000	$4,048,964	$48,964

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate.

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments

June 30, 2018

Investments	Shares	Value
EXCHANGE TRADED FUND – 33.4%

Debt Fund – 33.4%
AdvisorShares Sage Core Reserves ETF†
(Cost $44,743,500)	450,000	$44,635,500

MONEY MARKET FUNDS – 18.4%
Fidelity Institutional Money Market Government Portfolio – Class III, 1.52%(a)	24,098,179	24,098,179
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, 1.78%(a)	500,000	500,000
Total Money Market Funds
(Cost $24,598,179)		24,598,179
Total Investments Before Securities Sold, Not Yet Purchased
(Cost $69,341,679)		69,233,679

Securities Sold, Not Yet Purchased – (94.5)%

COMMON STOCKS – (94.5)%

Aerospace/Defense – (6.1)%
Aerojet Rocketdyne Holdings, Inc.*	(165,000)	(4,865,850)
Triumph Group, Inc.	(165,000)	(3,234,000)
Total Aerospace/Defense		(8,099,850)

Apparel – (3.6)%
Michael Kors Holdings Ltd.*	(50,000)	(3,330,000)
Skechers U.S.A., Inc., Class A*	(50,000)	(1,500,500)
Total Apparel		(4,830,500)

Banks – (2.0)%
Citigroup, Inc.	(40,000)	(2,676,800)

Chemicals – (6.5)%
GCP Applied Technologies, Inc.*	(150,000)	(4,342,500)
Sensient Technologies Corp.	(60,000)	(4,293,000)
Total Chemicals		(8,635,500)

Computers – (5.2)%
Electronics For Imaging, Inc.*	(75,000)	(2,442,000)
NetScout Systems, Inc.*	(151,739)	(4,506,648)
Total Computers		(6,948,648)

Cosmetics/Personal Care – (2.6)%
Edgewell Personal Care Co.*	(70,000)	(3,532,200)

Investments	Shares	Value
COMMON STOCKS (continued)

Diversified Financial Services – (4.0)%
Credit Acceptance Corp.*	(8,000)	$(2,827,200)
Ellie Mae, Inc.*	(23,783)	(2,469,627)
Total Diversified Financial Services		(5,296,827)

Electrical Components & Equipment – (2.5)%
Belden, Inc.	(55,000)	(3,361,600)

Electronics – (6.3)%
Knowles Corp.*	(280,000)	(4,284,000)
OSI Systems, Inc.*	(52,500)	(4,059,825)
Total Electronics		(8,343,825)

Engineering & Construction – (1.4)%
Dycom Industries, Inc.*	(20,000)	(1,890,200)

Food – (5.8)%
B&G Foods, Inc.	(95,000)	$(2,840,500)
Kellogg Co.	(70,000)	(4,890,900)
Total Food		(7,731,400)

Hand/Machine Tools – (2.9)%
Snap-on, Inc.	(24,000)	(3,857,280)

Healthcare – Products – (7.6)%
Align Technology, Inc.*	(6,500)	(2,223,910)
DENTSPLY SIRONA, Inc.	(96,000)	(4,201,920)
West Pharmaceutical Services, Inc.	(37,500)	(3,723,375)
Total Healthcare - Products		(10,149,205)

Home Furnishings – (3.1)%
Tempur Sealy International, Inc.*	(86,000)	(4,132,300)

Leisure Time – (3.3)%
Harley-Davidson, Inc.	(105,000)	(4,418,400)

Machinery – Construction & Mining – (3.4)%
Oshkosh Corp.	(65,000)	(4,570,800)

Miscellaneous Manufacturing – (3.3)%
Actuant Corp., Class A	(70,000)	(2,054,500)
Textron, Inc.	(35,000)	(2,306,850)
Total Miscellaneous Manufacturing		(4,361,350)

Packaging & Containers – (2.1)%
Owens-Illinois, Inc.*	(170,000)	(2,857,700)

Pharmaceuticals – (2.2)%
Prestige Brands Holdings, Inc.*	(75,000)	(2,878,500)

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments (continued)

June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)

Real Estate – (1.1)%
Realogy Holdings Corp.	(65,000)	$(1,482,000)

REITS – (8.4)%
Equity Residential	(30,000)	(1,910,700)
Simon Property Group, Inc.	(14,000)	(2,382,660)
Tanger Factory Outlet Centers, Inc.	(200,000)	(4,698,000)
Urban Edge Properties	(100,000)	(2,287,000)
Total REITS		(11,278,360)

Retail – (1.2)%
Sally Beauty Holdings, Inc.*	(100,000)	(1,603,000)

Software – (4.2)%
Bottomline Technologies (DE), Inc.*	(40,000)	(1,993,200)
Omnicell, Inc.*	(70,000)	(3,671,500)
Total Software		(5,664,700)

Telecommunications – (5.7)%
LogMeIn, Inc.	(25,000)	(2,581,250)
NETGEAR, Inc.*	(40,000)	(2,500,000)
Ubiquiti Networks, Inc.*	(30,000)	(2,541,600)
Total Telecommunications		(7,622,850)

Total Securities Sold, Not Yet Purchased [Proceeds Received $(123,457,892)]		(126,223,795)

Total Investments – (42.7)%
(Cost $(54,116,213))		(56,990,116)
Other Assets in Excess of Liabilities – 142.7%		190,577,167
Net Assets – 100.0%		$133,587,051

____________

ETF – Exchange Traded Fund

REITS – Real Estate Investment Trusts

†       Affiliated Company.

*        Non-income producing security.

(a)     Rate shown reflects the 7-day yield as of June 30, 2018.

Cash of $117,949,870 has been segregated to cover margin requirement for open short sales as of June 30, 2018.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	(6.1)%
Apparel	(3.6)
Banks	(2.0)
Chemicals	(6.5)
Computers	(5.2)
Cosmetics/Personal Care	(2.6)
Debt Fund	33.4
Diversified Financial Services	(4.0)
Electrical Components & Equipment	(2.5)
Electronics	(6.3)
Engineering & Construction	(1.4)
Food	(5.8)
Hand/Machine Tools	(2.9)
Healthcare – Products	(7.6)
Home Furnishings	(3.1)
Leisure Time	(3.3)
Machinery – Construction & Mining	(3.4)
Miscellaneous Manufacturing	(3.3)
Packaging & Containers	(2.1)
Pharmaceuticals	(2.2)
Real Estate	(1.1)
REITS	(8.4)
Retail	(1.2)
Software	(4.2)
Telecommunications	(5.7)
Money Market Funds	18.4
Total Investments	(42.7)
Other Assets in Excess of Liabilities	142.7
Net Assets	100.0%

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2018 were as follows:

Affiliated Fund Name	Value at 6/30/2017	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Value at 6/30/2018	Dividend Income

Sage Core Reserves ETF	$67,182,750	$–	$(22,339,734)	$(32,016)	$(175,500)	$44,635,500	$878,697

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments

June 30, 2018

Investments	Principal	Value
CORPORATE BONDS – 51.3%

Aerospace/Defense – 1.0%
Spirit AeroSystems, Inc., 3.12%, (3-Month USD LIBOR + 0.80%), 06/15/21@	$530,000	$531,030

Auto Manufacturers – 3.0%
General Motors Co., 3.50%, 10/02/18	525,000	526,027
General Motors Co., 3.16%, (3-Month USD LIBOR + 0.80%), 08/07/20@	517,000	518,881
Hyundai Capital America, 2.88%, 08/09/18‡	516,000	515,938
Total Auto Manufacturers		1,560,846

Banks – 14.0%
Bank of America Corp., Series L, 2.60%, 01/15/19	415,000	414,770
Bank of America Corp., Series L, 2.65%, 04/01/19	103,000	102,902
BB&T Corp., Series MTN, 2.25%, 02/01/19	630,000	628,462
Branch Banking & Trust Co., 2.80%, (3-Month USD LIBOR + 0.45%), 01/15/20@	475,000	476,965
Branch Banking & Trust Co., Series BKNT, 2.52%, (3-Month USD LIBOR + 0.22%), 06/01/20@	400,000	399,738
Capital One Financial Corp., 2.45%, 04/24/19	276,000	275,164
Citigroup, Inc., 2.05%, 06/07/19	260,000	257,976
Citigroup, Inc., 3.39%, (3-Month USD LIBOR + 1.07%), 12/08/21@	770,000	781,841
Goldman Sachs Group, Inc. (The), Series FRN, 4.10%, (3-Month USD LIBOR + 1.77%), 02/25/21@	1,065,000	1,100,175
JPMorgan Chase & Co., 2.35%, 01/28/19	590,000	589,115
JPMorgan Chase & Co., 3.78%, (3-Month USD LIBOR + 1.48%), 03/01/21@	630,000	647,728
Manufacturers & Traders Trust Co., Series BKNT, 2.63%, (3-Month USD LIBOR + 0.27%), 01/25/21@	520,000	519,909
Wells Fargo & Co., 2.13%, 04/22/19	1,100,000	1,093,927
Total Banks		7,288,672

Biotechnology – 1.4%
Amgen, Inc., 2.67%, (3-Month USD LIBOR + 0.32%), 05/10/19@	705,000	706,593
Investments	Principal	Value
CORPORATE BONDS (continued)

Building Materials – 1.3%
Vulcan Materials Co., 2.94%, (3-Month USD LIBOR + 0.60%), 06/15/20@	$430,000	$429,549
Vulcan Materials Co., 2.95%, (3-Month USD LIBOR + 0.65%), 03/01/21@	245,000	245,495
Total Building Materials		675,044

Chemicals – 1.4%
Dow Chemical Co. (The), 8.55%, 05/15/19	680,000	712,845

Commercial Services – 1.1%
Equifax, Inc., 3.20%, (3-Month USD LIBOR + 0.87%), 08/15/21@	570,000	571,957

Diversified Financial Services – 3.5%
American Express Credit Corp., Series GMTN, 2.25%, 08/15/19	420,000	417,493
American Express Credit Corp., Series F, 3.39%, (3-Month USD LIBOR + 1.05%), 09/14/20@	540,000	549,176
Charles Schwab Corp. (The), 2.65%, (3-Month USD LIBOR + 0.32%), 05/21/21@	300,000	301,343
International Lease Finance Corp., 5.88%, 04/01/19	300,000	306,195
International Lease Finance Corp., 6.25%, 05/15/19	225,000	230,735
Total Diversified Financial Services		1,804,942

Electric – 1.9%
Dominion Energy, Inc., Series A, 1.88%, 01/15/19	180,000	178,950
Southern Co. (The), 2.45%, 09/01/18	805,000	804,501
Total Electric		983,451

Food – 2.1%
Kraft Heinz Foods Co., 2.79%, (3-Month USD LIBOR + 0.42%), 08/09/19@	525,000	525,339
Tyson Foods, Inc., 2.87%, (3-Month USD LIBOR + 0.55%), 06/02/20@	590,000	591,078
Total Food		1,116,417

Healthcare – Products – 1.8%
Abbott Laboratories, 2.35%, 11/22/19	146,000	145,194
Becton Dickinson and Co., 3.21%, (3-Month USD LIBOR + 0.88%), 12/29/20@	390,000	390,676

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
CORPORATE BONDS (continued)

Healthcare – Products (continued)
Zimmer Biomet Holdings, Inc., 3.08%, (3-Month USD LIBOR + 0.75%), 03/19/21@(a)	$390,000	$390,699
Total Healthcare – Products		926,569
Healthcare – Services – 0.6%
Catholic Health Initiatives, 2.60%, 08/01/18	340,000	340,010
Home Furnishings – 1.0%
Whirlpool Corp., 2.40%, 03/01/19	524,000	522,699
Housewares – 1.2%
Newell Brands, Inc., 2.60%, 03/29/19	610,000	607,965
Internet – 1.0%
eBay, Inc., 2.20%, 08/01/19	522,000	517,783
Machinery - Diversified – 1.4%
Roper Technologies, Inc., 2.05%, 10/01/18(a)	755,000	754,101
Media – 3.5%
Time Warner Cable, Inc., 6.75%, 07/01/18	785,000	785,000
Warner Media LLC, 2.10%, 06/01/19	525,000	521,454
Warner Media LLC, 4.88%, 03/15/20	502,000	515,611
Total Media		1,822,065
Oil & Gas – 0.4%
Phillips 66, 2.92%, (3-Month USD LIBOR + 0.60%), 02/26/21@	200,000	200,330
Pharmaceuticals – 4.7%
Allergan Funding SCS, 3.58%, (3-Month USD LIBOR + 1.26%), 03/12/20@	855,000	864,459
CVS Health Corp., 1.90%, 07/20/18	340,000	339,933
CVS Health Corp., 2.96%, (3-Month USD LIBOR + 0.63%), 03/09/20@	500,000	502,051
Express Scripts Holding Co., 2.25%, 06/15/19	745,000	739,771
Total Pharmaceuticals		2,446,214
Pipelines – 2.1%
Buckeye Partners LP, 2.65%, 11/15/18	555,000	554,450
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19‡	537,000	555,526
Total Pipelines		1,109,976
REITS – 1.4%
ERP Operating LP, 2.38%, 07/01/19(a)	740,000	735,754
Investments	Principal	Value
CORPORATE BONDS (continued)

Retail – 0.5%
Dollar Tree, Inc., 3.06%, (3-Month USD LIBOR + 0.70%), 04/17/20@	$270,000	$270,584

Telecommunications – 1.0%
AT&T, Inc., 3.26%, (3-Month USD LIBOR + 0.93%), 06/30/20@	350,000	354,013
AT&T, Inc., 3.30%, (3-Month USD LIBOR + 0.95%), 07/15/21@	165,000	166,642
Total Telecommunications		520,655
Total Corporate Bonds
(Cost $26,721,668)		26,726,502

ASSET BACKED SECURITIES – 26.5%

Diversified Financial Services – 26.5%
Ally Master Owner Trust, Class A2, Series 2015-2, 1.83%, 01/15/21	225,000	224,065
American Express Credit Account Master Trust, Class A, Series 2013-2, 2.49%, (1-Month USD LIBOR + 0.42%), 05/17/21@	650,000	650,729
BMW Vehicle Lease Trust, Class A4, Series 2016-1, 1.51%, 06/20/19	255,000	254,779
Cabela’s Credit Card Master Note Trust, Class A2, Series 2015-1A, 2.61%, (1-Month USD LIBOR + 0.54%), 03/15/23@	285,000	286,611
Capital One Multi-Asset Execution Trust, Class A3, Series 2016-A3, 1.34%, 04/15/22	1,090,000	1,075,959
CarMax Auto Owner Trust, Class A3, Series 2015-4, 1.56%, 11/16/20	390,832	389,012
CarMax Auto Owner Trust, Class A3, Series 2016-3, 1.39%, 05/17/21	531,820	527,258
Chase Issuance Trust, Class A, Series 2016-A2, 1.37%, 06/15/21	755,000	745,689
Chase Issuance Trust, Class A7, Series 2015-A7, 1.62%, 07/15/20	280,000	279,915
Citibank Credit Card Issuance Trust, Class A2, Series 2017-A2, 1.74%, 01/19/21	640,000	637,343
Citibank Credit Card Issuance Trust, Class A6, Series 2014-A6, 2.15%, 07/15/21	500,000	497,153

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Diversified Financial Services (continued)
Discover Card Execution Note Trust, Class A2, Series 2016-A2, 2.61%, (1-Month USD LIBOR + 0.54%), 09/15/21@	$190,000	$190,537
Discover Card Execution Note Trust, Class A6, Series 2013-A6, 2.52%, (1-Month USD LIBOR + 0.45%), 04/15/21@	840,000	841,072
Ford Credit Auto Owner Trust, Class A2B, Series 2017-C, 2.19%, (1-Month USD LIBOR + 0.12%), 09/15/20@	400,610	401,234
Ford Credit Auto Owner Trust, Class A3, Series 2016-A, 1.39%, 07/15/20	177,169	176,377
Ford Credit Auto Owner Trust, Class B, Series 2014-C, 1.97%, 04/15/20	340,000	338,970
Ford Credit Floorplan Master Owner Trust A, Class A1, Series 2015-4, 1.77%, 08/15/20	375,000	374,672
GE Capital Credit Card Master Note Trust, Class A, Series 2012-2, 2.22%, 01/15/22	155,000	154,767
GM Financial Consumer Automobile, Class A2A, Series 2017-1A, 1.51%, 03/16/20‡	440,716	439,707
Honda Auto Receivables Owner Trust, Class A2, Series 2017-3, 1.57%, 01/21/20	147,257	146,657
Honda Auto Receivables Owner Trust, Class A3, Series 2016-1, 1.22%, 12/18/19	137,961	137,355
Honda Auto Receivables Owner Trust, Class A3, Series 2016-4, 1.21%, 12/18/20	680,000	672,807
Huntington Auto Trust, Class A4, Series 2015-1, 1.64%, 06/15/21	100,000	99,840
Hyundai Auto Receivables Trust, Class A2A, Series 2017-B, 1.57%, 08/17/20	259,627	258,480
Hyundai Auto Receivables Trust, Class A3, Series 2016-A, 1.56%, 09/15/20	201,694	200,713
Nissan Auto Receivables Owner Trust, Class A3, Series 2015-B, 1.34%, 03/16/20	261,046	260,141
Nissan Auto Receivables Owner Trust, Class A3, Series 2016-A, 1.34%, 10/15/20	209,757	208,438
Nissan Auto Receivables Owner Trust, Class A3, Series 2016-C, 1.18%, 01/15/21	591,471	584,964
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Diversified Financial Services (continued)
Nissan Master Owner Trust Receivables, Class A1, Series 2016-A, 2.71%, (1-Month USD LIBOR + 0.64%), 06/15/21@	$520,000	$521,980
SCF Equipment Leasing LLC, Class A1, Series 2018-1A, 2.81%, 04/20/21‡	149,094	149,099
Tesla Auto Lease Trust, Class A, Series 2018-A, 2.32%, 12/20/19‡	239,508	238,758
Toyota Auto Receivables Owner Trust, Class A2B, Series 2017-C, 2.15%, (1-Month USD LIBOR + 0.08%), 07/15/20@	123,988	123,974
Toyota Auto Receivables Owner Trust, Class A3, Series 2016-D, 1.23%, 10/15/20	920,000	912,409
Verizon Owner Trust, Class A, Series 2016-1A, 1.42%, 01/20/21‡	515,000	512,435
World Financial Network Credit Card Master Trust, Class A, Series 2012-C, 2.23%, 08/15/22	285,000	284,776
Total Asset Backed Securities
(Cost $13,840,630)		13,798,675

FOREIGN BONDS – 9.1%

Banks – 5.6%
Barclays Bank PLC, Series GMTN, 2.91%, (3-Month USD LIBOR + 0.55%), 08/07/19 (United Kingdom)@	420,000	421,302
BNP Paribas SA, Series MTN, 2.40%, 12/12/18 (France)	295,000	294,854
HSBC Holdings PLC, 2.93%, (3-Month USD LIBOR + 0.60%), 05/18/21 (United Kingdom)@	260,000	260,450
Sumitomo Mitsui Financial Group, Inc., 4.01%, (3-Month USD LIBOR + 1.68%), 03/09/21 (Japan)@	615,000	634,311
Toronto-Dominion Bank (The), Series GMTN, 1.45%, 09/06/18 (Canada)	260,000	259,526
Toronto-Dominion Bank (The), 2.51%, (3-Month USD LIBOR + 0.15%), 10/24/19 (Canada)@	510,000	509,660
Westpac Banking Corp., 2.25%, 07/30/18 (Australia)	561,000	561,029
Total Banks		2,941,132

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2018

Investments	Principal	Value
FOREIGN BONDS (continued)

Diversified Financial Services – 1.1%
Nomura Holdings, Inc., Series GMTN, 2.75%, 03/19/19 (Japan)	$549,000	$548,919

Oil & Gas – 1.0%
Ecopetrol SA, 7.63%, 07/23/19 (Colombia)	485,000	507,455

Pharmaceuticals – 1.0%
Bayer US Finance II LLC, 2.97%, (3-Month USD LIBOR + 0.63%), 06/25/21 (Germany)@‡	260,000	260,476
GlaxoSmithKline Capital PLC, 2.69%, (3-Month USD LIBOR + 0.35%), 05/14/21 (United Kingdom)@	260,000	260,824
Total Pharmaceuticals		521,300
Retail – 0.4%
Alimentation Couche-Tard, Inc., 2.83%, (3-Month USD LIBOR + 0.50%), 12/13/19 (Canada)@‡	200,000	200,199
Total Foreign Bonds
(Cost $4,714,802)		4,719,005

MORTGAGE BACKED SECURITIES – 5.9%

Commercial Mortgage Backed Securities – 5.9%
COMM Mortgage Trust, Class A2, Series 2013-CR6, 2.12%, 03/10/46	59,079	59,036
COMM Mortgage Trust, Class A2, Series 2013-LC13, 3.01%, 08/10/46	180,073	180,075
Fannie Mae Connecticut Avenue Securities, Class M1, Series 2013-C01, 4.09%, (1-Month USD LIBOR + 2.00%), 10/25/23@	163,147	163,850
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2014-C02, 3.04%, (1-Month USD LIBOR + 0.95%), 05/25/24@	155,266	155,719
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2016-C04, 3.54%, (1-Month USD LIBOR + 1.45%), 01/25/29@	390,263	393,324
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2016-C06, 3.39%, (1-Month USD LIBOR + 1.30%), 04/25/29@	571,074	576,075
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2017-C03, 3.04%, (1-Month USD LIBOR + 0.95%), 10/25/29@	612,802	616,360
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Commercial Mortgage Backed Securities (continued)
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2017-C05, 2.64%, (1-Month USD LIBOR + 0.55%), 01/25/30@	$303,075	$303,214
Freddie Mac REMICS, Class ED, Series 2010-3645, 2.50%, 12/15/20	152,821	152,473
Freddie Mac Structured Agency Credit Risk Debt Notes, Class M1, Series 2018-DNA1, 2.54%, (1-Month USD LIBOR + 0.45%), 07/25/30@	484,168	482,270
Total Mortgage Backed Securities
(Cost $3,074,142)		3,082,396

U.S. TREASURY NOTES – 5.3%
U.S. Treasury Note, 1.00%, 08/15/18	2,081,000	2,078,812
U.S. Treasury Note, 1.38%, 09/30/18	155,000	154,768
U.S. Treasury Note, 1.25%, 11/30/18	525,000	523,216
Total U.S. Treasury Notes
(Cost $2,758,093)		2,756,796

U.S. TREASURY BILL – 0.2%
U.S. Treasury Bill, 1.98%, 11/01/18(b)
(Cost $99,338)	100,000	99,334

MONEY MARKET FUND – 1.2%
JPMorgan U.S. Government Money Market Fund – Institutional Class, 1.76%(c) (Cost $633,112)	633,112	633,112

REPURCHASE AGREEMENT – 0.3%(d)

NBC Global Finance Ltd., dated 06/29/18, due 07/02/18, 1.95%, total to be received $144,729, (collateralized by various U.S. Government Agency Obligations, 0.00% – 3.63%, 01/31/20 – 09/09/49, totaling $147,237)

(Cost $144,705)	144,705	144,705
Total Investments – 99.8%
(Cost $51,986,490)		51,960,525
Other Assets in Excess of Liabilities – 0.2%		126,274
Net Assets – 100.0%		$52,086,799

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2018

____________

LP – Limited Partnership

PLC – Public Limited Company

REITS – Real Estate Investment Trusts

@      Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2018.

‡       Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $140,465; the aggregate market value of the collateral held by the fund is $144,705.

(b)     Represents a zero coupon bond. Rate shown reflects the effective yield.

(c)     Rate shown reflects the 7-day yield as of June 30, 2018.

(d)    Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	1.0%
Auto Manufacturers	3.0
Banks	19.6
Biotechnology	1.4
Building Materials	1.3
Chemicals	1.4
Commercial Mortgage Backed Securities	5.9
Commercial Services	1.1
Diversified Financial Services	31.1
Electric	1.9
Food	2.1
Healthcare – Products	1.8
Healthcare – Services	0.6
Home Furnishings	1.0
Housewares	1.2
Internet	1.0
Machinery – Diversified	1.4
Media	3.5
Oil & Gas	1.4
Pharmaceuticals	5.7
Pipelines	2.1
REITS	1.4
Retail	0.9

SUMMARY OF SCHEDULE OF INVESTMENTS
(continued)

% of Net Assets
Telecommunications	1.0%
U.S. Treasury Bill	0.2
U.S. Treasury Notes	5.3
Money Market Fund	1.2
Repurchase Agreement	0.3
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF
Schedule of Investments

June 30, 2018

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 93.6%

Asset Allocation Fund – 2.0%
SPDR Bloomberg Barclays Convertible Securities ETF(a)	6,453	$342,138

Debt Fund – 14.1%
Invesco Fundamental High Yield Corporate Bond ETF	43,687	799,035
SPDR Doubleline Total Return Tactical ETF(a)	17,003	808,493
Vanguard Intermediate-Term Bond ETF(a)	9,863	798,607
Total Debt Fund		2,406,135

Equity Fund – 77.5%
Financial Select Sector SPDR Fund	24,769	658,608
iShares MSCI EAFE ETF	22,589	1,512,785
iShares Russell 2000 ETF	6,719	1,100,371
SPDR S&P 500 ETF Trust	31,834	8,635,928
Vanguard Real Estate ETF(a)	5,994	488,211
X-trackers MSCI Europe Hedged Equity ETF	28,652	804,262
Total Equity Fund		13,200,165
Total Exchange Traded Funds
(Cost $13,866,770)		15,948,438

MONEY MARKET FUND – 6.5%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 1.70%(b) (Cost $1,115,011)	1,115,011	1,115,011
Total Investments Before Written Options – 100.1%
(Cost $14,981,781)		17,063,449
Investments	Notional Amount	Contracts	Value

WRITTEN CALL OPTIONS – (0.0)%**
iShares MSCI EAFE ETF, expiring 07/20/18, Strike Price $70.00	$1,183,000	(169)	$(507)
SPDR S&P 500 ETF Trust, expiring 07/20/18, Strike Price $281.00	4,467,900	(159)	(2,624)

Total Written Options – (0.0)%**
[Premiums Received $(19,615)]			(3,131)
Total Investments – 100.1%
(Cost $14,962,166)			17,060,318
Liabilities in Excess of Other Assets – (0.1%)			(13,242)
Net Assets – 100.0%			$17,047,076

____________

ETF – Exchange Traded Fund

**       Less than 0.05%.

(a)     All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $2,326,729 as of June 30, 2018.

(b)     Rate shown reflects the 7-day yield as of June 30, 2018.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Allocation Fund	2.0%
Debt Fund	14.1
Equity Fund	77.5
Written Call Option	(0.0)**
Money Market Fund	6.5
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

____________

**       Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES VICE ETF
Schedule of Investments

June 30, 2018

Investments	Shares	Value
COMMON STOCKS – 99.6%

Agriculture – 25.8%
Alliance One International, Inc.*(b)	5,832	$92,437
Altria Group, Inc.	10,373	589,083
British American Tobacco PLC (United Kingdom)(a)	8,795	443,708
Imperial Brands PLC (United Kingdom)(a)	10,995	408,354
Philip Morris International, Inc.	6,992	564,534
Turning Point Brands, Inc.	20,618	657,714
Universal Corp.	3,707	244,847
Vector Group Ltd.	15,936	304,059
Total Agriculture		3,304,736

Apparel – 0.7%
LVMH Moet Hennessy Louis Vuitton SE (France)(a)	1,430	94,809

Beverages – 45.2%
Ambev SA (Brazil)(a)	68,109	315,345
Anheuser-Busch InBev SA/NV (Belgium)(a)	1,650	166,254
Boston Beer Co., Inc. (The), Class A*	3,334	999,200
Brown-Forman Corp., Class B	11,896	583,023
China New Borun Corp. (China)*(a)	37,494	46,118
Cia Cervecerias Unidas SA (Chile)(a)	13,948	347,863
Constellation Brands, Inc., Class A	3,617	791,653
Craft Brew Alliance, Inc.*	19,493	402,530
Diageo PLC (United Kingdom)(a)	2,400	345,624
Fomento Economico Mexicano SAB de CV (Mexico)(a)	705	61,892
Heineken NV (Netherlands)(a)	3,800	190,760
Kirin Holdings Co. Ltd. (Japan)(a)	5,332	142,604
MGP Ingredients, Inc.	8,765	778,420
Molson Coors Brewing Co., Class B	2,000	136,080
Pernod Ricard SA (France)(a)	4,168	136,293
Vina Concha y Toro SA (Chile)(a)	8,300	345,363
Total Beverages		5,789,022

Entertainment – 5.3%
RCI Hospitality Holdings, Inc.	21,567	682,596

Healthcare – Products – 3.5%
Abbott Laboratories	7,281	444,068

Healthcare – Services – 4.5%
Catalent, Inc.*	13,795	577,873

Housewares – 1.3%
Scotts Miracle-Gro Co. (The)	1,913	159,085

Pharmaceuticals – 9.1%
AbbVie, Inc.	7,587	702,935
Investments	Shares	Value
COMMON STOCKS (continued)

Pharmaceuticals (continued)
Corbus Pharmaceuticals Holdings, Inc.*	59,597	$300,965
Insys Therapeutics, Inc.*	22,013	159,374
Total Pharmaceuticals		1,163,274

Retail – 4.2%
BJ’s Restaurants, Inc.	1,800	108,000
Darden Restaurants, Inc.	3,000	321,180
Dave & Buster’s Entertainment, Inc.*	2,319	110,384
Total Retail		539,564
Total Common Stocks
(Cost $12,823,951)		12,755,027

MONEY MARKET FUND – 0.1%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.70%(c) (Cost $9,313)	9,313	9,313
Total Investments – 99.7%
(Cost $12,833,264)		12,764,340
Other Assets in Excess of Liabilities – 0.3%		35,443
Net Assets – 100.0%		$12,799,783

____________

PLC – Public Limited Company

*        Non-income producing security.

(a)     American Depositary Receipt.

(b)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $7,961; the aggregate market value of the collateral held by the fund is $8,184. The aggregate market value of the collateral includes cash collateral having a value of $8,184.

(c)     Rate shown reflects the 7-day yield as of June 30, 2018.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	25.8%
Apparel	0.7
Beverages	45.2
Entertainment	5.3
Healthcare – Products	3.5
Healthcare – Services	4.5
Housewares	1.3
Pharmaceuticals	9.1
Retail	4.2
Money Market Fund	0.1
Total Investments	99.7
Other Assets in Excess of Liabilities	0.3
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES WILSHIRE BUYBACK ETF
Schedule of Investments

June 30, 2018

Investments	Shares	Value
COMMON STOCKS – 97.3%

Advertising – 0.8%
Interpublic Group of Cos., Inc. (The)	31,942	$748,720

Aerospace/Defense – 1.0%
HEICO Corp., Class A	7,805	475,715
Lockheed Martin Corp.	1,677	495,436
Total Aerospace/Defense		971,151

Agriculture – 0.7%
Altria Group, Inc.	12,465	707,887

Airlines – 1.6%
JetBlue Airways Corp.*	81,497	1,546,813

Auto Parts & Equipment – 1.7%
Goodyear Tire & Rubber Co. (The)	33,675	784,291
Lear Corp.	4,355	809,202
Total Auto Parts & Equipment		1,593,493

Banks – 7.6%
Citizens Financial Group, Inc.	27,578	1,072,784
Fifth Third Bancorp	56,419	1,619,225
KeyCorp	44,247	864,587
M&T Bank Corp.	4,498	765,335
Regions Financial Corp.	83,354	1,482,034
US Bancorp	17,067	853,691
Wells Fargo & Co.	10,441	578,849
Total Banks		7,236,505

Biotechnology – 1.8%
Amgen, Inc.	5,072	936,240
Celgene Corp.*	10,104	802,460
Total Biotechnology		1,738,700

Building Materials – 1.8%
Fortune Brands Home & Security, Inc.	16,447	883,040
Masco Corp.	21,977	822,379
Total Building Materials		1,705,419

Chemicals – 1.1%
PPG Industries, Inc.	5,760	597,485
WR Grace & Co.	6,709	491,837
Total Chemicals		1,089,322

Commercial Services – 2.8%
ManpowerGroup, Inc.	6,702	576,774
Robert Half International, Inc.	13,969	909,382
S&P Global, Inc.	3,498	713,207
Total System Services, Inc.	5,318	449,478
Total Commercial Services		2,648,841
Investments	Shares	Value
COMMON STOCKS (continued)

Computers – 1.3%
HP, Inc.	56,223	$1,275,700

Cosmetics/Personal Care – 0.5%
Colgate-Palmolive Co.	7,830	507,462

Diversified Financial Services – 5.8%
Affiliated Managers Group, Inc.	5,456	811,143
Discover Financial Services	22,980	1,618,022
E*TRADE Financial Corp.*	18,260	1,116,781
FNF Group	7,406	278,614
Synchrony Financial	50,878	1,698,308
Total Diversified Financial Services		5,522,868

Electric – 0.4%
MDU Resources Group, Inc.	13,184	378,117

Electrical Components & Equipment – 0.7%
Emerson Electric Co.	9,042	625,164
Electronics – 1.5%
Gentex Corp.	36,171	832,656
Waters Corp.*	3,300	638,847
Total Electronics		1,471,503

Engineering & Construction – 0.2%
nVent Electric PLC (United Kingdom)*	9,044	227,004

Environmental Control – 0.9%
Waste Management, Inc.	10,909	887,338

Food – 2.1%
Conagra Brands, Inc.	55,924	1,998,165

Healthcare - Services – 8.0%
Cigna Corp.	10,912	1,854,494
DaVita Inc.*	37,125	2,577,960
HCA Healthcare, Inc.	20,477	2,100,940
Laboratory Corp. of America Holdings*	2,714	487,245
Quest Diagnostics, Inc.	4,909	539,696
Total Healthcare - Services		7,560,335

Home Builders – 1.9%
NVR, Inc.*	129	383,175
Toll Brothers, Inc.	38,069	1,408,172
Total Home Builders		1,791,347

Household Products/Wares – 0.7%
Kimberly-Clark Corp.	6,352	669,120

See accompanying Notes to Financial Statements.

ADVISORSHARES WILSHIRE BUYBACK ETF
Schedule of Investments (continued)

June 30, 2018

Investments	Shares	Value
COMMON STOCKS (continued)

Housewares – 1.1%
Newell Brands, Inc.(a)	15,525	$400,390
Toro Co. (The)	10,275	619,069
Total Housewares		1,019,459

Insurance – 7.2%
Alleghany Corp.	491	282,310
Assurant, Inc.	12,537	1,297,454
Brown & Brown, Inc.	23,438	649,936
Everest Re Group Ltd.	1,355	312,301
Markel Corp.*	255	276,509
Prudential Financial, Inc.	5,812	543,480
RenaissanceRe Holdings Ltd. (Bermuda)	4,119	495,598
Torchmark Corp.	9,992	813,449
Unum Group	18,521	685,092
Voya Financial, Inc.(a)	31,442	1,477,774
Total Insurance		6,833,903

Internet – 1.9%
eBay, Inc.*	48,538	1,759,988

Iron/Steel – 1.4%
Nucor Corp.	4,976	311,000
Reliance Steel & Aluminum Co.	2,831	247,826
Steel Dynamics, Inc.	17,437	801,230
Total Iron/Steel		1,360,056

Leisure Time – 1.2%
Brunswick Corp.	12,612	813,222
Royal Caribbean Cruises Ltd.	2,874	297,746
Total Leisure Time		1,110,968

Lodging – 1.4%
Marriott International, Inc., Class A	10,380	1,314,108

Machinery - Diversified – 1.8%
Cummins, Inc.	6,132	815,556
Pentair PLC (United Kingdom)	9,043	380,529
Rockwell Automation, Inc.	2,829	470,265
Total Machinery – Diversified		1,666,350

Media – 1.7%
Charter Communications, Inc., Class A*	5,588	1,638,458

Miscellaneous Manufacturing – 0.9%
Eaton Corp. PLC	11,055	826,251

Oil & Gas – 4.3%
Anadarko Petroleum Corp.	29,341	2,149,228
Investments	Shares	Value
COMMON STOCKS (continued)

Oil & Gas (continued)
ConocoPhillips	27,468	$1,912,322
Total Oil & Gas		4,061,550

Oil & Gas Services – 0.5%
Halliburton Co.	10,711	482,638

Packaging & Containers – 1.6%
Sealed Air Corp.(a)	36,711	1,558,382

Pharmaceuticals – 2.0%
AbbVie, Inc.	3,862	357,814
McKesson Corp.	6,747	900,050
Zoetis, Inc.	7,476	636,881
Total Pharmaceuticals		1,894,745

Pipelines – 0.7%
Kinder Morgan, Inc.	34,873	616,206

REITS – 4.6%
Brixmor Property Group, Inc.	25,589	446,016
Colony Capital, Inc.(a)	173,714	1,083,976
SL Green Realty Corp.	23,664	2,378,942
VEREIT, Inc.	55,937	416,171
Total REITS		4,325,105

Retail – 12.1%
AutoZone, Inc.*	2,046	1,372,723
Best Buy Co., Inc.(a)	18,445	1,375,628
Burlington Stores, Inc.*	6,188	931,480
Dollar General Corp.	5,524	544,667
Foot Locker, Inc.	39,818	2,096,418
L Brands, Inc.	18,840	694,819
Ross Stores, Inc.	10,599	898,265
Target Corp.	9,277	706,165
Walgreens Boots Alliance, Inc.	35,943	2,157,119
Walmart, Inc.	8,459	724,513
Total Retail		11,501,797

Semiconductors – 1.2%
KLA-Tencor Corp.	3,592	368,288
Teradyne, Inc.	20,037	762,808
Total Semiconductors		1,131,096

Shipbuilding – 0.9%
Huntington Ingalls Industries, Inc.	3,756	814,263

Telecommunications – 3.6%
Juniper Networks, Inc.(a)	86,911	2,383,100
LogMeIn, Inc.(a)	3,330	343,822

See accompanying Notes to Financial Statements.

ADVISORSHARES WILSHIRE BUYBACK ETF
Schedule of Investments (continued)

June 30, 2018

Investments	Shares/Principal	Value
COMMON STOCKS (continued)

Telecommunications (continued)
Motorola Solutions, Inc.	5,990	$697,056
Total Telecommunications		3,423,978

Transportation – 2.3%
Kansas City Southern	11,285	1,195,758
Norfolk Southern Corp.	6,455	973,866
Total Transportation		2,169,624
Total Common Stocks
(Cost $93,513,477)		92,409,899

MONEY MARKET FUND – 2.7%
Wells Fargo Advantage Government Money Market Fund - Institutional Class, 1.78%(b) (Cost $2,576,115)	2,576,115	2,576,115

REPURCHASE AGREEMENTS – 2.5%(c)

Deutsche Bank Securities, Inc., dated 06/29/18, due 07/02/18, 2.12%, total to be received $555,268, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.25%, 07/27/18 – 09/06/44, totaling $563,395)	$555,170	555,170
NatWest Markets PLC, dated 06/29/18, due 07/02/18, 2.09%, total to be received $164,611, (collateralized by various U.S. Government Agency Obligations, 2.50% – 6.63%, 05/15/20 – 05/15/46, totaling $166,889)	164,582	164,582
NBC Global Finance Ltd., dated 06/29/18, due 07/02/18, 1.95%, total to be received $555,260, (collateralized by various U.S. Government Agency Obligations, 0.00% – 3.63%, 01/31/20 – 09/09/49, totaling $564,886)	555,170	555,170
Nomura Securities International, Inc., dated 06/29/18, due 07/02/18, 2.12%, total to be received $555,268, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.00%, 07/15/18 – 05/20/68, totaling $564,161)	555,170	555,170
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)

RBC Dominion Securities, Inc., dated 06/29/18, due 07/02/18, 2.11%, total to be received $555,268, (collateralized by various U.S. Government Agency Obligations, 3.00% – 7.00%, 11/01/36 – 06/01/48, totaling $564,484)	$555,170	$555,170
Total Repurchase Agreements
(Cost $2,385,262)		2,385,262

Total Investments – 102.5%
(Cost $98,474,854)		97,371,276
Liabilities in Excess of Other Assets – (2.5%)		(2,337,221)
Net Assets – 100.0%		$95,034,055

____________

PLC – Public Limited Company

REITS – Real Estate Investment Trusts

*        Non-income producing security.

(a)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $7,764,185; the aggregate market value of the collateral held by the fund is $7,944,597. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $5,559,335.

(b)     Rate shown reflects the 7-day yield as of June 30, 2018.

(c)     Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	0.8%
Aerospace/Defense	1.0
Agriculture	0.7
Airlines	1.6
Auto Parts & Equipment	1.7
Banks	7.6
Biotechnology	1.8
Building Materials	1.8
Chemicals	1.1
Commercial Services	2.8
Computers	1.3
Cosmetics/Personal Care	0.5
Diversified Financial Services	5.8
Electric	0.4
Electrical Components & Equipment	0.7
Electronics	1.5
Engineering & Construction	0.2

See accompanying Notes to Financial Statements.

ADVISORSHARES WILSHIRE BUYBACK ETF
Schedule of Investments (continued)

June 30, 2018

SUMMARY OF SCHEDULE OF INVESTMENTS
(continued)

% of Net Assets
Environmental Control	0.9%
Food	2.1
Healthcare – Services	8.0
Home Builders	1.9
Household Products/Wares	0.7
Housewares	1.1
Insurance	7.2
Internet	1.9
Iron/Steel	1.4
Leisure Time	1.2
Lodging	1.4
Machinery – Diversified	1.8
Media	1.7
Miscellaneous Manufacturing	0.9
Oil & Gas	4.3
Oil & Gas Services	0.5
Packaging & Containers	1.6
Pharmaceuticals	2.0
Pipelines	0.7
REITS	4.6
Retail	12.1
Semiconductors	1.2
Shipbuilding	0.9
Telecommunications	3.6
Transportation	2.3
Money Market Fund	2.7
Repurchase Agreements	2.5
Total Investments	102.5
Liabilities in Excess of Other Assets	(2.5)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2018

	AdvisorShares Cornerstone Small Cap ETF	AdvisorShares Dorsey Wright ADR ETF	AdvisorShares Focused Equity ETF
ASSETS
Investments, at Cost	$4,245,853	$240,019,591	$12,678,613
Repurchase Agreements, at Cost (Note 2)	172,820	21,756,156	206
Total Cost of Investments	4,418,673	261,775,747	12,678,819
Investments, at Market Value (including securities on loan) (Note 2)(a)	5,225,548	246,539,212	14,338,925
Repurchase Agreements, at Market Value (Note 2)	172,820	21,756,156	206
Total Market Value of Investments	5,398,368	268,295,368	14,339,131
Cash	—	46,446	—
Dividends and Interest Receivable	5,340	284,743	5,431
Receivable from Securities Sold	—	—	—
Reclaim Receivable	—	10,109	—
Due from Investment Advisor	6,702	—	1,027
Prepaid Expenses	4,742	46,776	6,431
Total Assets	5,415,152	268,683,442	14,352,020
LIABILITIES
Cash collateral for securities on loan(b)	172,820	21,756,156	206
Advisory Fees Payable	—	153,314	—
Trustee Fees Payable	5	—	—
Payable for Securities Purchased	—	—	—
CCO Fees Payable	13	857	40
Accrued Expenses	42,741	72,532	40,426
Total Liabilities	215,579	21,982,859	40,672
NET ASSETS	$5,199,573	$246,700,583	$14,311,348
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$4,523,306	$255,548,792	$12,361,080
Undistributed (Accumulated) Net Investment Income (Loss)	6,873	—	32,966
Undistributed (Accumulated) Net Realized Gain (Loss)	(310,301)	(15,367,830)	256,990
Net Unrealized Appreciation (Depreciation)	979,695	6,519,621	1,660,312
NET ASSETS	$5,199,573	$246,700,583	$14,311,348
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	136,476	4,625,000	450,000
Net Asset Value (NAV) Per Share	$38.10	$53.34	$31.80

(a) Market value of securities on loan	$1,188,500	$30,313,115	$2,732,822
(b) Non-cash collateral for securities on loan	$1,041,700	$9,321,462	$2,790,703

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2018

AdvisorShares KIM Korea Equity ETF	AdvisorShares Madrona Domestic ETF	AdvisorShares Madrona Global Bond ETF	AdvisorShares Madrona International ETF	AdvisorShares New Tech and Media ETF	AdvisorShares Newfleet Multi- Sector Income ETF

$8,607,989	$26,366,570	$18,525,990	$13,323,406	$38,850,772	$156,742,225
—	292,712	3,602,075	2,004,390	790	1,011,180
8,607,989	26,659,282	22,128,065	15,327,796	38,851,562	157,753,405
9,485,664	30,602,956	18,438,924	13,650,033	40,657,058	155,671,798
—	292,712	3,602,075	2,004,390	790	1,011,180
9,485,664	30,895,668	22,040,999	15,654,423	40,657,848	156,682,978
69,421	439	—	17	—	82,017
16,536	28,802	7,269	12,927	5,127	472,437
42,846	—	—	—	6,538,739	1,434,128
—	—	—	1,175	3,349	—
15,891	—	—	—	—	—
8,703	12,940	11,146	9,861	12,889	57,102
9,639,061	30,937,849	22,059,414	15,678,403	47,217,952	158,728,662

—	292,712	3,602,075	2,004,390	790	1,011,180
—	22,826	6,527	8,507	13,686	66,951
—	—	—	—	—	—
58,308	—	—	—	—	2,038,296
29	84	51	40	151	386
34,098	48,961	45,416	46,254	29,958	83,019
92,435	364,583	3,654,069	2,059,191	44,585	3,199,832
$9,546,626	$30,573,266	$18,405,345	$13,619,212	$47,173,367	$155,528,830

$8,315,679	$28,636,197	$19,431,950	$17,670,701	$51,040,810	$163,691,173
45,569	71,277	21,836	142,610	(24,351)	66,412
307,741	(2,370,594)	(961,375)	(4,520,726)	(5,649,378)	(7,158,328)
877,637	4,236,386	(87,066)	326,627	1,806,286	(1,070,427)
$9,546,626	$30,573,266	$18,405,345	$13,619,212	$47,173,367	$155,528,830

350,000	575,000	725,000	450,000	2,225,000	3,250,000
$27.28	$53.17	$25.39	$30.26	$21.20	$47.86

$—	$3,016,413	$3,510,085	$3,775,356	$3,304,116	$984,775
$—	$2,789,316	$—	$1,865,171	$3,375,302	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2018

	AdvisorShares Pacific Asset Enhanced Floating Rate ETF	AdvisorShares Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF
ASSETS
Investments, at Cost	$30,449,587	$24,598,179	$51,841,785
Investments in Affiliates, at Cost (Note 8)	—	44,743,500	—
Repurchase Agreements, at Cost (Note 2)	116,424	—	144,705
Total Cost of Investments.	30,566,011	69,341,679	51,986,490
Investments, at Market Value (including securities on loan) (Note 2)(a)	29,984,138	24,598,179	51,815,820
Investments in Affiliates, at Market Value (Note 8)	—	44,635,500	—
Repurchase Agreements, at Market Value (Note 2)	116,424	—	144,705
Total Market Value of Investments	30,100,562	69,233,679	51,960,525
Cash	9,280	59,000,000	—
Cash collateral held at brokers	—	132,103,957	121,179
Unrealized Appreciation on Swaps Contracts	48,964	—	—
Dividends and Interest Receivable	83,727	47,872	242,066
Receivable from Securities Sold	245,151	2,995,929	386,357
Reclaim Receivable	—	—	—
Due from Investment Advisor	—	—	—
Prepaid Expenses	8,621	25,188	10,100
Total Assets	30,496,305	263,406,625	52,720,227
LIABILITIES
Interest Payable	—	297	—
Cash collateral for securities on loan(b)	116,424	—	144,705
Advisory Fees Payable	11,915	173,487	795
Securities Sold, Not Yet Purchased(c)	—	126,223,795	—
Payable for Securities Purchased	1,001,250	3,335,037	439,476
Options Written, at value(d)	—	—	—
CCO Fees Payable	81	346	108
Due to Broker	—	—	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	11,850	—
Accrued Expenses	44,077	74,762	48,344
Total Liabilities	1,173,747	129,819,574	633,428
NET ASSETS	$29,322,558	$133,587,051	$52,086,799
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$29,958,361	$363,986,245	$52,417,458
Undistributed (Accumulated) Net Investment Income (Loss)	19,995	(798,572)	16,312
Undistributed (Accumulated) Net Realized Gain (Loss)	(239,313)	(226,726,719)	(321,006)
Net Unrealized Appreciation (Depreciation)	(416,485)	(2,873,903)	(25,965)
NET ASSETS	$29,322,558	$133,587,051	$52,086,799
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	600,000	17,125,000	525,000
Net Asset Value (NAV) Per Share	$48.87	$7.80	$99.21

(a) Market value of securities on loan	$113,872	$—	$140,465
(b) Non-cash collateral for securities on loan	$—	$—	$—
(c) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$123,457,892	$—
(d) Premiums Received for Options Written	$—	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2018

AdvisorShares STAR Global Buy- Write ETF	AdvisorShares Vice ETF	AdvisorShares Wilshire Buyback ETF

$14,981,781	$12,833,264	$96,089,592
—	—	—
—	—	2,385,262
14,981,781	12,833,264	98,474,854
17,063,449	12,764,340	94,986,014
—	—	—
—	—	2,385,262
17,063,449	12,764,340	97,371,276
—	8,184	—
—	—	—
—	—	—
40,227	31,032	127,769
—	—	—
—	824	—
—	13,169	—
12,017	7,823	25,696
17,115,693	12,825,372	97,524,741

—	—	—
—	8,184	2,385,262
15,342	—	56,494
—	—	—
—	—	—
3,131	—	—
44	47	263
3,683	—	—
—	—	—
46,417	17,358	48,667
68,617	25,589	2,490,686
$17,047,076	$12,799,783	$95,034,055

$15,973,742	$13,001,431	$121,063,167
64,622	105,103	547,154
(1,089,440)	(237,827)	(25,472,688)
2,098,152	(68,924)	(1,103,578)
$17,047,076	$12,799,783	$95,034,055

550,000	500,000	1,400,000
$30.99	$25.60	$67.88

$—	$7,961	$7,764,185
$—	$—	$5,559,335
$—	$—	$—
$19,615	$—	$—
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2018

	AdvisorShares Cornerstone Small Cap ETF	AdvisorShares Dorsey Wright ADR ETF	AdvisorShares Focused Equity ETF
INVESTMENT INCOME:
Dividend Income	$47,390	$3,232,429	$144,221
Dividend Income from Affiliates	—	—	—
Interest Income	—	—	—
Securities lending income (net) (Note 2)	4,648	467,638	1,321
Foreign withholding tax	(8)	(245,889)	—
Total Investment Income	52,030	3,454,178	145,542

EXPENSES:
Advisory Fees	30,320	1,294,976	89,823
Accounting & Administration Fees	56,120	105,050	41,396
Professional Fees.	19,547	69,161	21,878
Exchange Listing Fees	12,348	8,384	7,413
Custody Fees	6,078	15,181	1,605
Report to Shareholders	4,126	51,687	6,571
Trustee Fees	5,068	7,297	5,275
CCO Fees	1,971	14,215	2,681
Pricing Fees	4,194	7,461	4,728
Transfer Agent Fees	350	13,124	991
Insurance Fees	231	3,899	597
Licensing Fees	—	66,747	—
Miscellaneous Fees	2,263	7,677	927
Total Expenses	142,616	1,664,859	183,885

Advisory Fees Waived/Recoupment	(30,320)	117,221	(89,823)
Expense Reimbursement	(70,315)	—	(4,239)
Net Expenses	41,981	1,782,080	89,823
Net Investment Income (Loss)	10,049	1,672,098	55,719

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(336,362)	(12,241,383)	274,857
Investments in Affiliates	—	—	—
In-Kind Redemptions	877,624	3,493,557	513,725
Foreign Currency Transactions	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	465,077	2,258,827	595,369
Investments in Affiliates	—	—	—
Foreign Currency Translations	—	—	—
Net Realized and Unrealized Gain (Loss)	1,006,339	(6,488,999)	1,383,951
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,016,388	$(4,816,901)	$1,439,670

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2018

AdvisorShares KIM Korea Equity ETF	AdvisorShares Madrona Domestic ETF	AdvisorShares Madrona Global Bond ETF	AdvisorShares Madrona International ETF	AdvisorShares New Tech and Media ETF(1)	AdvisorShares Newfleet Multi- Sector Income ETF

$ 352,094	$492,733	$606,659	$353,854	$122,999	$67,963
—	—	104,369	—	—	—
—	—	—	—	—	6,243,506
—	2,862	98,786	29,558	96,530	6,623
(41,958)	(34)	—	(26,122)	(3,349)	—
310,136	495,561	809,814	357,290	216,180	6,318,092

87,874	231,515	91,560	103,443	209,946	1,408,780
43,174	84,436	75,794	75,994	17,490	145,393
34,962	26,685	23,569	21,844	78,061	97,078
7,371	6,924	6,941	6,941	6,896	6,940
76,853	16,135	1,746	1,427	5,965	29,792
3,924	6,511	4,792	2,660	19,207	46,189
5,244	5,478	5,341	5,175	5,686	7,763
2,510	3,879	3,060	2,624	3,955	18,931
4,351	7,561	7,551	6,783	3,999	21,547
785	2,171	1,373	970	2,768	16,257
503	1,599	1,097	723	1,308	15,837
—	—	—	—	—	—
2,651	3,608	1,261	1,313	3,470	15,747
270,202	396,502	224,085	229,897	358,751	1,830,254

(87,874)	(34,760)	(50,120)	(68,268)	(56,539)	(204,737)
(78,763)	—	—	—	—	—
103,565	361,742	173,965	161,629	302,212	1,625,517
206,571	133,819	635,849	195,661	(86,032)	4,692,575

453,065	1,147,685	(89,262)	1,438,639	(6,164,542)	(881,725)
—	—	55,370	—	—	—
—	—	—	—	2,397,117	10,238
(6,639)	—	—	—	—	(2,294)

(525,957)	1,357,738	(288,559)	(309,457)	1,806,286	(1,599,553)
—	—	(42,423)	—	—	—
38	—	—	—	—	—
(79,493)	2,505,423	(364,874)	1,129,182	(1,961,139)	(2,473,334)
$ 127,078	$2,639,242	$270,975	$1,324,843	$(2,047,171)	$2,219,241

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2018

	AdvisorShares Pacific Asset Enhanced Floating Rate ETF	AdvisorShares Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF
INVESTMENT INCOME:
Dividend Income	$1,905	$339,568	$18,877
Dividend Income from Affiliates	—	878,696	—
Interest Income	1,319,425	179,839	1,243,612
Securities lending income (net) (Note 2)	881	—	1,007
Foreign withholding tax	—	—	—
Total Investment Income	1,322,211	1,398,103	1,263,496

EXPENSES:
Advisory Fees	266,525	2,339,561	201,164
Accounting & Administration Fees	106,422	76,007	114,679
Professional Fees	28,186	68,689	39,278
Exchange Listing Fees	6,813	6,942	7,105
Custody Fees	9,393	11,737	7,016
Report to Shareholders	6,352	55,864	23,224
Trustee Fees	5,450	6,990	5,939
CCO Fees	3,856	13,894	7,051
Pricing Fees	16,412	10,523	17,597
Transfer Agent Fees	2,105	11,699	5,030
Insurance Fees	1,579	10,558	5,051
Dividend Expense	—	1,314,563	—
Miscellaneous Fees.	1,732	9,801	4,348
Total Expenses	454,825	3,936,828	437,482

Advisory Fees Waived/Recoupment	(146,217)	—	(201,164)
Expense Reimbursement	—	—	(1,627)
Net Expenses	308,608	3,936,828	234,691
Net Investment Income (Loss)	1,013,603	(2,538,725)	1,028,805

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(45,567)	—	7,393
Investments in Affiliates	—	(32,016)	—
In-Kind Redemptions	—	—	—
Short Sales	—	(16,190,900)	—
Options Written	—	—	—
Swaps	(64,016)	—	—
Distributions by other Investment Companies	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(333,675)	—	(142,203)
Investments in Affiliates	—	(175,500)	—
Short Sales	—	2,792,088	—
Options Written	—	—	—
Swaps	72,007	—	—
Net Realized and Unrealized Gain (Loss)	(371,251)	(13,606,328)	(134,810)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$642,352	$(16,145,053)	$893,995

____________

(1)     Represents the period July 11, 2017 (commencement of operations) to June 30, 2018.

(2)     Represents the period December 12, 2017 (commencement of operations) to June 30, 2018.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2018

AdvisorShares STAR Global Buy-Write ETF	AdvisorShares Vice ETF(2)	AdvisorShares Wilshire Buyback ETF

$381,421	$175,712	$1,989,868
—	—	—
—	—	—
—	—	21,190
—	(2,934)	(5,825)
381,421	172,778	2,005,233

231,178	43,395	1,065,425
75,499	4,210	76,125
31,823	78,707	59,226
6,942	8,072	8,384
1,284	1,882	20,145
5,158	11,450	27,107
5,325	3,819	6,692
2,973	1,636	11,425
9,220	2,582	5,553
1,284	542	9,139
1,064	559	8,461
—	—	—
1,291	854	8,026
373,041	157,708	1,305,708

(56,242)	(43,395)	(240,281)
—	(60,069)	—
316,799	54,244	1,065,427
64,622	118,534	939,806

168,208	(262,559)	(4,075,709)
—	—	—
346,715	77,119	17,644,727
—	—	—
(84,552)	—	—
—	—	—
791	—	—

568,250	(68,924)	(9,297,731)
—	—	—
—	—	—
3,525	—	—
—	—	—
1,002,937	(254,364)	4,271,287

$1,067,559	$(135,830)	$5,211,093

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Cornerstone Small Cap ETF		AdvisorShares Dorsey Wright ADR ETF
	Year ended June 30, 2018	For the period July 6, 2016* to June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$10,049	$3,030	$1,672,098	$430,035
Net Realized Gain (Loss)	541,262	252,170	(8,747,826)	126,327
Net Change in Unrealized Appreciation (Depreciation)	465,077	514,618	2,258,827	2,996,898
Net Increase (Decrease) In Net Assets Resulting From Operations	1,016,388	769,818	(4,816,901)	3,553,260
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(4,326)	(2,606)	(1,740,860)	(482,641)
Net Realized Gains	(96,752)	—	—	—
Total Distributions	(101,078)	(2,606)	(1,740,860)	(482,641)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	4,224,145	4,274,277	199,194,895	58,828,551
Value of Shares Redeemed	(4,226,206)	(755,165)	(11,121,388)	(11,362,316)
Net Increase (Decrease) From Capital Stock Transactions	(2,061)	3,519,112	188,073,507	47,466,235
Net Increase (Decrease) in Net Assets	913,249	4,286,324	181,515,746	50,536,854
Net Assets:
Beginning of Year/Period	4,286,324	—	65,184,837	14,647,983
End of Year/Period	$5,199,573	$4,286,324	$246,700,583	$65,184,837
Undistributed (Accumulated) Net Investment Income (Loss)	$6,873	$424	$—	$27,111
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	136,476	—	1,400,000	375,000
Shares Sold	125,000	161,476	3,425,000	1,300,000
Shares Repurchased	(125,000)	(25,000)	(200,000)	(275,000)
Shares Outstanding, End of Year/Period	136,476	136,476	4,625,000	1,400,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

AdvisorShares Focused Equity ETF		AdvisorShares KIM Korea Equity ETF		AdvisorShares Madrona Domestic ETF
Year ended June 30, 2018	For the period September 20, 2016* to June 30, 2017	Year ended June 30, 2018	For the period September 28, 2016* to June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017

$55,719	$18,058	$206,571	$159,600	$133,819	$128,712
788,582	(21,046)	446,426	117,769	1,147,685	2,566,957
595,369	1,064,943	(525,919)	1,403,556	1,357,738	2,357,587
1,439,670	1,061,955	127,078	1,680,925	2,639,242	5,053,256

(38,174)	(2,637)	(244,793)	(37,280)	(101,602)	(174,323)
—	—	(295,337)	—	—	—
(38,174)	(2,637)	(540,130)	(37,280)	(101,602)	(174,323)

3,109,438	11,090,289	—	8,316,033	1,299,246	5,659,351
(2,349,193)	—	—	—	—	(11,247,204)
760,245	11,090,289	—	8,316,033	1,299,246	(5,587,853)
2,161,741	12,149,607	(413,052)	9,959,678	3,836,886	(708,920)

12,149,607	—	9,959,678	—	26,736,380	27,445,300
$14,311,348	$12,149,607	$9,546,626	$9,959,678	$30,573,266	$26,736,380
$32,966	$15,421	$45,569	$90,430	$71,277	$39,060

425,000	—	350,000	—	550,000	675,000
100,000	425,000	—	350,000	25,000	125,000
(75,000)	—	—	—	—	(250,000)
450,000	425,000	350,000	350,000	575,000	550,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Madrona Global Bond ETF		AdvisorShares Madrona International ETF
	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$635,849	$598,952	$195,661	$196,314
Net Realized Gain (Loss)	(33,892)	92,189	1,438,639	1,225,746
Net Change in Unrealized Appreciation (Depreciation)	(330,982)	60,524	(309,457)	1,556,958
Net Increase (Decrease) In Net Assets Resulting From Operations	270,975	751,665	1,324,843	2,979,018
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(631,268)	(591,272)	(158,733)	(306,516)
Total Distributions	(631,268)	(591,272)	(158,733)	(306,516)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	1,299,426	1,933,092	1,551,010	—
Value of Shares Redeemed	—	(5,114,905)	—	(6,432,777)
Net Increase (Decrease) From Capital Stock Transactions	1,299,426	(3,181,813)	1,551,010	(6,432,777)
Net Increase (Decrease) in Net Assets	939,133	(3,021,420)	2,717,120	(3,760,275)
Net Assets:
Beginning of Year/Period	17,466,212	20,487,632	10,902,092	14,662,367
Trustee Fees Payable	$18,405,345	$17,466,212	$13,619,212	$10,902,092
Undistributed (Accumulated) Net Investment Income (Loss)	$21,836	$17,255	$142,610	$105,682
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	675,000	800,000	400,000	650,000
Shares Sold	50,000	75,000	50,000	—
Shares Repurchased	—	(200,000)	—	(250,000)
Shares Outstanding, End of Year/Period	725,000	675,000	450,000	400,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

AdvisorShares New Tech and Media ETF	AdvisorShares Newfleet Multi-Sector Income ETF		AdvisorShares Pacific Asset Enhanced Floating Rate ETF
For the period July 11, 2017* to June 30, 2018	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017

$(86,032)	$4,692,575	$4,000,339	$1,013,603	$951,281
(3,767,425)	(873,781)	426,691	(109,583)	40,296
1,806,286	(1,599,553)	1,504,734	(261,668)	280,261
(2,047,171)	2,219,241	5,931,764	642,352	1,271,838

—	(5,480,339)	(6,793,358)	(932,851)	(929,104)
—	(5,480,339)	(6,793,358)	(932,851)	(929,104)

70,494,864	17,006,336	14,641,846	2,469,990	—
(21,274,326)	(116,221,531)	(17,038,617)	—	—
49,220,538	(99,215,195)	(2,396,771)	2,469,990	—
47,173,367	(102,476,293)	(3,258,365)	2,179,491	342,734

—	258,005,123	261,263,488	27,143,067	26,800,333
$47,173,367	$155,528,830	$258,005,123	$29,322,558	$27,143,067
$(24,351)	$66,412	$109,347	$19,995	$18,763

—	5,300,000	5,350,000	550,000	550,000
3,200,000	350,000	300,000	50,000	—
(975,000)	(2,400,000)	(350,000)	—	—
2,225,000	3,250,000	5,300,000	600,000	550,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Ranger Equity Bear ETF		AdvisorShares Sage Core Reserves ETF
	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(2,538,725)	$(3,963,360)	$1,028,805	$887,673
Net Realized Gain (Loss)	(16,222,916)	(28,449,687)	7,393	13,815
Net Change in Unrealized Appreciation (Depreciation)	2,616,588	(7,383,569)	(142,203)	79,076
Net Increase (Decrease) In Net Assets Resulting From Operations	(16,145,053)	(39,796,616)	893,995	980,564
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	—	—	(1,031,706)	(973,996)
Total Distributions	—	—	(1,031,706)	(973,996)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	41,997,327	82,749,313	—	12,428,209
Value of Shares Redeemed	(66,769,640)	(82,395,823)	(32,298,232)	(39,777,832)
Payments by Affiliates	—	—	3,373	—
Net Increase (Decrease) From Capital Stock Transactions	(24,772,313)	353,490	(32,294,859)	(27,349,623)
Net Increase (Decrease) in Net Assets.	(40,917,366)	(39,443,126)	(32,432,570)	(27,343,055)
Net Assets:
Beginning of Year/Period	174,504,417	213,947,543	84,519,369	111,862,424
End of Year/Period	$133,587,051	$174,504,417	$52,086,799	$84,519,369
Undistributed (Accumulated) Net Investment Income (Loss)	$(798,572)	$(1,474,035)	$16,312	$19,213
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	20,375,000	20,175,000	850,000	1,125,000
Shares Sold	5,050,000	8,925,000	—	125,000
Shares Repurchased	(8,300,000)	(8,725,000)	(325,000)	(400,000)
Shares Outstanding, End of Year/Period	17,125,000	20,375,000	525,000	850,000

____________

*        Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

AdvisorShares STAR Global Buy-Write ETF		AdvisorShares Vice ETF	AdvisorShares Wilshire Buyback ETF
Year ended June 30, 2018	Year ended June 30, 2017	For the period December 12, 2017* to June 30, 2018	Year ended June 30, 2018	Year ended June 30, 2017

$64,622	$55,257	$118,534	$939,806	$1,121,853
431,162	664,566	(185,440)	13,569,018	15,382,803
571,775	932,693	(68,924)	(9,297,731)	10,498,238
1,067,559	1,652,516	(135,830)	5,211,093	27,002,894

—	(140,175)	(13,431)	(815,430)	(1,650,149)
—	(140,175)	(13,431)	(815,430)	(1,650,149)

774,479	4,985,784	15,506,105	91,394,853	104,180,597
(2,271,473)	(6,421,545)	(2,557,061)	(143,155,981)	(142,703,816)
—	—	—	—	—
(1,496,994)	(1,435,761)	12,949,044	(51,761,128)	(38,523,219)
(429,435)	76,580	12,799,783	(47,365,465)	(13,170,474)

17,476,511	17,399,931	—	142,399,520	155,569,994
$17,047,076	$17,476,511	$12,799,783	$95,034,055	$142,399,520
$64,622	$—	$105,103	$547,154	$422,778

600,000	650,000	—	2,150,000	2,800,000
25,000	175,000	600,000	1,325,000	1,675,000
(75,000)	(225,000)	(100,000)	(2,075,000)	(2,325,000)
550,000	600,000	500,000	1,400,000	2,150,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Cornerstone Small Cap ETF
	Year ended June 30, 2018	For the period July 6, 2016* to June 30, 2017
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$31.41	$25.15
Investment Operations
Net Investment Income (Loss)(1)	0.07	0.03
Net Realized and Unrealized Gain (Loss)	7.36	6.26
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	7.43	6.29
Distributions from Net Investment Income	(0.03)	(0.03)
Distributions from Realized Capital Gains	(0.71)	—
Total Distributions	(0.74)	(0.03)
Net Asset Value, End of Year/Period	$38.10	$31.41
Market Value, End of Year/Period	$38.12	$31.40

Total Return
Total Investment Return Based on Net Asset Value(4)	23.93%	25.00%
Total Investment Return Based on Market(4)	24.04%	24.98%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$5,200	$4,286
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)	0.90%	0.90%
Expenses, prior to expense waivers and reimbursements(5)	3.06%	3.91%
Net Investment Income (Loss)(5)	0.22%	0.09%
Portfolio Turnover Rate(7)	95%	93%
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

AdvisorShares Dorsey Wright ADR ETF					AdvisorShares Focused Equity ETF
Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2018	For the period September 20, 2016* to June 30, 2017

$46.56	$39.06	$38.86	$38.95	$32.65	$28.59	$25.00

0.55	0.68	0.17	0.34	0.18	0.13	0.06
6.66	7.27	0.23	(0.20)	6.29	3.17	3.54
7.21	7.95	0.40	0.14	6.47	3.30	3.60
(0.43)	(0.45)	(0.20)	(0.23)	(0.17)	(0.09)	(0.01)
—	—	—	—	—	—	—
(0.43)	(0.45)	(0.20)	(0.23)	(0.17)	(0.09)	(0.01)
$53.34	$46.56	$39.06	$38.86	$38.95	$31.80	$28.59
$53.19	$46.61	$39.06	$38.77	$38.93	$31.79	$28.59

15.45%	20.43%	1.05%	0.36%	19.85%	11.57%	14.39%
15.01%	20.55%	1.27%	0.19%	19.85%	11.51%	14.40%

$246,701	$65,185	$14,648	$15,543	$12,660	$14,311	$12,150

1.02%	1.25%	1.25%	1.25%	1.25%	0.68%	0.75%
0.95%	1.43%	1.62%	1.63%	1.67%	1.39%	2.04%
0.96%	1.55%	0.44%	0.88%	0.50%	0.42%	0.28%
71%	108% (8)	25%	27%	24%	26%	36%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares KIM Korea Equity ETF
	Year ended June 30, 2018	For the period September 28, 2016* to June 30, 2017
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$28.46	$25.00
Investment Operations
Net Investment Income (Loss)(1)	0.59	0.56
Net Realized and Unrealized Gain (Loss)	(0.23)	3.01
Distributions of Net Realized Gains by other investment companies	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	0.36	3.57
Distributions from Net Investment Income	(0.70)	(0.11)
Distributions from Realized Capital Gains	(0.84)	—
Total Distributions	(1.54)	(0.11)
Net Asset Value, End of Year/Period	$27.28	$28.46
Market Value, End of Year/Period	$27.38	$28.54

Total Return
Total Investment Return Based on Net Asset Value(4)	0.82%	14.40%
Total Investment Return Based on Market(4)	0.79%	14.73%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$9,547	$9,960
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements(5)	2.58%	2.37%
Net Investment Income (Loss)(5)	1.97%	2.93%
Portfolio Turnover Rate(7)	98%	69%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

AdvisorShares Madrona Domestic ETF
Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014

$48.61	$40.66	$43.55	$41.26	$32.34

0.24	0.21	0.23	0.13	0.11
4.50	8.04	(2.97)	2.30	8.91
—	0.00 (2)	—	—	—
4.74	8.25	(2.74)	2.43	9.02
(0.18)	(0.30)	(0.15)	(0.14)	(0.10)
—	—	—	—	—
(0.18)	(0.30)	(0.15)	(0.14)	(0.10)
$53.17	$48.61	$40.66	$43.55	$41.26
$53.19	$48.62	$40.67	$43.55	$41.26

9.76%	20.36%	(6.29)%	5.89%	27.93%
9.78%	20.36%	(6.26)%	5.89%	27.93%

$30,573	$26,736	$27,445	$31,574	$24,755

1.25%	1.25%	1.25%	1.25%	1.25%
1.37%	1.37%	1.32%	1.37%	1.42%
0.46%	0.48%	0.57%	0.30%	0.31%
53%	62%	53%	15%	14%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Madrona Global Bond ETF
	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.88	$25.61	$24.97	$26.36	$25.05
Investment Operations
Net Investment Income (Loss)(1)	0.90	0.81	0.75	0.74	0.86
Net Realized and Unrealized Gain (Loss)	(0.50)	0.25	0.59	(1.39)	1.30
Distributions of Net Realized Gains by other investment companies	—	0.01	0.06	0.04	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	0.40	1.07	1.40	(0.61)	2.16
Distributions from Net Investment Income	(0.89)	(0.80)	(0.76)	(0.78)	(0.85)
Total Distributions	(0.89)	(0.80)	(0.76)	(0.78)	(0.85)
Net Asset Value, End of Year/Period	$25.39	$25.88	$25.61	$24.97	$26.36
Market Value, End of Year/Period	$25.38	$25.89	$25.62	$24.96	$26.42

Total Return
Total Investment Return Based on Net Asset Value(4)	1.55%	4.23%	5.76%	(2.37)%	8.80%
Total Investment Return Based on Market(4)	1.47%	4.24%	5.84%	(2.63)%	9.44%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$18,405	$17,466	$20,488	$28,096	$24,383
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses, prior to expense waivers and reimbursements(5)	1.22%	1.20%	1.05%	0.99%	1.07%
Net Investment Income (Loss)(5)	3.47%	3.15%	3.01%	2.88%	3.36%
Portfolio Turnover Rate(7)	39%	21%	24%	34%	20%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

AdvisorShares Madrona International ETF					AdvisorShares New Tech and Media ETF
Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	For the period July 11, 2017* to June 30, 2018

$27.26	$22.56	$27.66	$29.66	$23.97	$20.00

0.46	0.36	0.41	0.39	0.41	(0.05)
2.91	4.85	(5.17)	(1.92)	5.77	1.25
—	0.00 (2)	—	—	—	—
3.37	5.21	(4.76)	(1.53)	6.18	1.20
(0.37)	(0.51)	(0.34)	(0.47)	(0.49)	—
(0.37)	(0.51)	(0.34)	(0.47)	(0.49)	—
$30.26	$27.26	$22.56	$27.66	$29.66	$21.20
$30.27	$27.25	$22.56	$27.65	$29.58	$21.21

12.39%	23.36%	(17.32)%	(5.06)%	25.91%	6.01%
12.42%	23.31%	(17.25)%	(4.82)%	25.64%	6.05%

$13,619	$10,902	$14,662	$19,365	$19,279	$47,173

1.25%	1.25%	1.25%	1.25%	1.25%	0.82%
1.78%	1.80%	1.62%	1.69%	1.55%	0.97%
1.51%	1.43%	1.69%	1.41%	1.48%	(0.23)%
78%	186%	196%	85%	182%	799%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Newfleet Multi-Sector Income ETF
	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$48.68	$48.83	$49.08	$49.94	$49.04
Investment Operations
Net Investment Income (Loss)(1)	1.05	0.74	1.25	1.28	1.26
Net Realized and Unrealized Gain (Loss)	(0.62)	0.38	(0.13)	(0.77)	0.99
Distributions of Net Realized Gains by other investment companies	—	0.00 (2)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	0.43	1.12	1.12	0.51	2.25
Distributions from Net Investment Income	(1.25)	(1.27)	(1.37)	(1.37)	(1.35)
Total Distributions	(1.25)	(1.27)	(1.37)	(1.37)	(1.35)
Net Asset Value, End of Year/Period	$47.86	$48.68	$48.83	$49.08	$49.94
Market Value, End of Year/Period	$47.79	$48.70	$48.82	$49.04	$49.94

Total Return
Total Investment Return Based on Net Asset Value(4)	0.87%	2.30%	2.33%	1.04%	4.65%
Total Investment Return Based on Market(4)	0.70%	2.37%	2.39%	0.95%	4.70%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$155,529	$258,005	$261,263	$215,941	$154,811
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements(5)	0.84%	0.80%	0.81%	0.82%	0.83%
Net Investment Income (Loss)(5)	2.17%	1.53%	2.57%	2.60%	2.55%
Portfolio Turnover Rate(7)	66%	63%	51%	49%	85%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

AdvisorShares Pacific Asset Enhanced Floating Rate ETF				AdvisorShares Ranger Equity Bear ETF
Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	For the period February 18, 2015* to June 30, 2015	Year ended June 30, 2018		Year ended June 30, 2017		Year ended June 30, 2016		Year ended June 30, 2015		Year ended June 30, 2014

$49.35	$48.73	$49.66	$50.00	$8.56		$10.60		$10.88		$11.78		$16.17

1.78	1.73	1.74	0.62	(0.13)		(0.20)		(0.27)		(0.31)		(0.38)
(0.63)	0.58	(0.95)	(0.38)	(0.63)		(1.84)		(0.01)		(0.59)		(4.01)
—	—	—	—	—		—		—		—		—
1.15	2.31	0.79	0.24	(0.76)		(2.04)		(0.28)		(0.90)		(4.39)
(1.63)	(1.69)	(1.72)	(0.58)	—		—		—		—		—
(1.63)	(1.69)	(1.72)	(0.58)	—		—		—		—		—
$48.87	$49.35	$48.73	$49.66	$7.80		$8.56		$10.60		$10.88		$11.78
$48.99	$49.33	$48.26	$49.78	$7.78		$8.55		$10.61		$10.88		$11.79

2.36%	4.78%	1.69%	0.47%	(8.92)%		(19.24)%		(2.53)%		(7.64)%		(27.15)%
2.65%	5.75%	0.46%	0.71%	(9.01)%		(19.42)%		(2.48)%		(7.72)%		(27.04)%

$29,323	$27,143	$26,800	$27,312	$133,587		$174,504		$213,948		$128,059		$161,952

1.10%	1.10%	1.10%	1.10%	2.52	%(6)	2.67	%(6)	2.68	%(6)	2.80	%(6)	2.87	%(6)
1.62%	1.39%	1.51%	1.41%	2.52	%(6)	2.67	%(6)	2.68	%(6)	2.80	)%(6)	2.87	%(6)
3.61%	3.49%	3.58%	3.46%	(1.63)%		(2.15)%		(2.49)%		(2.72)%		(2.81)%
73%	52%	27%	102%	301%		245%		402%		419%		484%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Sage Core Reserves ETF
	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015		For the period January 14, 2014* to June 30, 2014
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$99.43	$99.43	$99.38	$99.78		$100.00
Investment Operations
Net Investment Income (Loss)(1)	1.53	0.97	0.69	0.12		0.36
Net Realized and Unrealized Gain (Loss)	(0.16)	0.11	0.12	(0.12)		(0.25)
Distributions of Net Realized Gains by other investment companies	—	—	—	—		—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	1.37	1.08	0.81	—		0.11
Distributions from Net Investment Income	(1.59)	(1.08)	(0.76)	(0.40)		(0.33)
Total Distributions	(1.59)	(1.08)	(0.76)	(0.40)		(0.33)
Net Asset Value, End of Year/Period	$99.21	$99.43	$99.43	$99.38		$99.78
Market Value, End of Year/Period	$99.19	$99.44	$99.63	$99.40		$99.80

Total Return
Total Investment Return Based on Net Asset Value(4)	1.38%	1.08%	0.83%	0.00	%(2)	0.11%
Total Investment Return Based on Market(4)	1.34%	0.88%	1.00%	0.00	%(2)	0.13%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$52,087	$84,519	$111,862	$34,783		$37,419
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)	0.35%	0.35%	0.35%	0.35%		0.35%
Expenses, prior to expense waivers and reimbursements(5)	0.65%	0.50%	0.55%	0.73%		0.73%
Net Investment Income (Loss)(5)	1.53%	0.97%	0.70%	0.12%		0.78%
Portfolio Turnover Rate(7)	74%	81%	72%	59%		12%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

AdvisorShares STAR Global Buy-Write ETF					AdvisorShares Vice ETF
Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014	For the period December 12, 2017* to June 30, 2018

$29.13	$26.77	$26.60	$26.18	$23.61	$25.00

0.11	0.09	0.10	0.01	(0.10)	0.23
1.75	2.48	0.07	0.41	2.67	0.41
0.00 (2)	0.01	0.00 (2)	—	—	—
1.86	2.58	0.17	0.42	2.57	0.64
—	(0.22)	—	—	—	(0.04)
—	(0.22)	—	—	—	(0.04)
$30.99	$29.13	$26.77	$26.60	$26.18	$25.60
$31.01	$29.13	$26.76	$26.61	$26.22	$25.68

6.41%	9.70%	0.64%	1.60%	10.89%	2.58%
6.45%	9.74%	0.56%	1.49%	11.01%	2.89%

$17,047	$17,477	$17,400	$26,597	$27,490	$12,800

1.85%	1.85%	1.85%	1.85%	1.85%	0.75%
2.18%	2.14%	1.97%	1.87%	1.79%	2.18%
0.38%	0.32%	0.38%	0.03%	(0.42)%	1.64%
12%	26%	58%	45%	166%	25%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Wilshire Buyback ETF
	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$66.23	$55.56	$57.05	$51.22	$41.05
Investment Operations
Net Investment Income (Loss)(1)	0.53	0.47	0.47	0.42	0.43
Net Realized and Unrealized Gain (Loss)	1.59	10.93	(1.54)	5.75	9.89
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	2.12	11.40	(1.07)	6.17	10.32
Distributions from Net Investment Income	(0.47)	(0.73)	(0.42)	(0.34)	(0.15)
Total Distributions	(0.47)	(0.73)	(0.42)	(0.34)	(0.15)
Net Asset Value, End of Year/Period	$67.88	$66.23	$55.56	$57.05	$51.22
Market Value, End of Year/Period	$67.88	$66.17	$55.53	$57.05	$51.25

Total Return
Total Investment Return Based on Net Asset Value(4)	3.15%	20.55%	(1.87)%	12.06%	25.18%
Total Investment Return Based on Market(4)	3.26%	20.52%	(1.91)%	11.99%	25.00%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$95,034	$142,400	$155,570	$242,472	$137,015
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)	0.87%	0.90%	0.99%	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements(5)	1.07%	1.07%	1.21%	1.11%	1.16%
Net Investment Income (Loss)(5)	0.77%	0.76%	0.86%	0.76%	0.90%
Portfolio Turnover Rate(7)	171%	180%	196%	52%	7%

____________

*        Commencement of operations.

(1)     Based on average shares outstanding.

(2)     Amount represents less than $0.005 or 0.005%.

(3)     The amount shown for a share distribution throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(4)     Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(5)     Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(6)     The expense ratio includes interest and dividend expenses on short sales of 0.84%, 1.03%, 1.05%, 1.15% and 1.22% for the periods ended June 30, 2018, June 30, 2017, June 30, 2016, June 30, 2015 and June 30, 2014 respectively.

(7)     Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

(8)     During the year, the Fund underwent a sub-advisor change. As a result, investment transactions were increased during the period, which caused a higher than normal portfolio rate.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Notes to Financial Statements

June 30, 2018

1. Organization

AdvisorShares Trust (the “Trust”) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is comprised of 15 active funds (the “Funds” or “ETFs” and individually, the “Fund” or “ETF”):

Fund	Ticker	Commencement of Operations
AdvisorShares Cornerstone Small Cap ETF	SCAP	July 6, 2016
AdvisorShares Dorsey Wright ADR ETF	AADR	July 21, 2010
AdvisorShares Focused Equity ETF	CWS	September 20, 2016
AdvisorShares KIM Korea Equity ETF	KOR	September 28, 2016
AdvisorShares Madrona Domestic ETF	FWDD	June 21, 2011
AdvisorShares Madrona Global Bond ETF	FWDB	June 21, 2011
AdvisorShares Madrona International ETF	FWDI	June 21, 2011
AdvisorShares New Tech and Media ETF	FNG	July 11, 2017
AdvisorShares Newfleet Multi-Sector Income ETF	MINC	March 19, 2013
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	FLRT	February 18, 2015
AdvisorShares Ranger Equity Bear ETF	HDGE	January 27, 2011
AdvisorShares Sage Core Reserves ETF	HOLD	January 14, 2014
AdvisorShares STAR Global Buy-Write ETF	VEGA	September 17, 2012
AdvisorShares Vice ETF	ACT	December 12, 2017
AdvisorShares Wilshire Buyback ETF	TTFS	October 4, 2011
AdvisorShares Cornerstone Small Cap ETF (“Cornerstone Small Cap ETF”) seeks to provide total return through long-term capital appreciation and current income. The Portfolio Manager invests in a diversified group of U.S.-traded equity securities, including common and preferred stock, American Depositary Receipts (“ADRs”), and publicly-traded REITs.

AdvisorShares Dorsey Wright ADR ETF (“Dorsey Wright ADR ETF”) seeks to achieve the Fund’s investment objective by selecting primarily a portfolio of U.S.-traded securities of non-U.S. organizations, most often ADRs. The Fund invests in developed and emerging markets and may invest in securities of any market capitalization.

AdvisorShares Focused Equity ETF (“Focused Equity ETF”) seeks long-term capital appreciation. CWS invests primarily in a focused group of U.S. exchange-listed equity securities that the portfolio manager believes have favorable fundamental attributes.

AdvisorShares KIM Korea Equity ETF (“KIM Korea Equity ETF”) seeks to provide long-term capital appreciation above the capital appreciation of its primary benchmark, the MSCI Korea Index, and other Korea-focused indexes. The Fund seeks to achieve its investment objective by investing primarily in growth-oriented stocks of any capitalization range listed on the Korea Exchange. The fund engages in sector allocation based on analysis of the macro economy and its effect on corporate competitiveness and industry cycles and strives to invest with large economic cycles as compared to short-term market trends and short-term supply and demand.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

1. Organization – (continued)

AdvisorShares Madrona Domestic ETF (‘‘Madrona Domestic ETF’’) seeks to provide long-term capital appreciation above the capital appreciation of its benchmark, the S&P 500 Index by selecting a portfolio of up to 500 of the largest U.S. traded equity securities using a weighted allocation system based on consensus analyst estimates of the present value of future expected earnings relative to the share price of each security.

AdvisorShares Madrona Global Bond ETF (‘‘Madrona Global Bond ETF’’) seeks investment results that exceed the price and yield performance of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio Manager seeks to achieve this objective by selecting a diversified portfolio of fixed income exchange-traded products (ETPs), including but not limited to, exchange-traded notes (ETNs), exchange-traded currency trusts and exchange-traded commodity pools. FWDB invests in at least 12 distinct global bond classes that cover the entire global investable bond universe. The Portfolio Manager constructs FWDB’s portfolio using a weighted allocation system based on historic yield curve analysis and a mean reversion strategy.

AdvisorShares Madrona International ETF (‘‘Madrona International ETF’’) seeks to provide long-term capital appreciation above the capital appreciation of its international benchmarks, such as the MSCI EAFE Index, the Fund’s primary benchmark, and the BNY Mellon Classic ADR Index, the Fund’s secondary benchmark. The Fund seeks to achieve this objective by selecting a portfolio primarily composed of at least 250 of the largest ADRs from among the largest issuers of Europe, Australasia and the Far East (EAFE) and Canada. Its portfolio may also include ADRs that provide exposure to certain markets deemed to be emerging markets.

AdvisorShares New Tech and Media ETF (“New Tech and Media ETF”) seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of technology and media companies. The Fund will invest primarily in U.S. exchange-listed equity securities, including common and preferred stock and ADRs, of technology and technology-related companies, including innovative and fast-growing technologies such as social media companies and internet retail companies. The Fund will concentrate its investments in the software and services industry within the information technology sector.

AdvisorShares Newfleet Multi-Sector Income ETF (‘‘Newfleet Multi-Sector Income ETF’’) seeks to provide current income consistent with preservation of capital, while limiting fluctuations in net asset value (‘‘NAV’’) due to changes in interest rates. In seeking to achieve the Fund’s investment objective, the Sub-Advisor applies a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the bond markets. The Fund principally invests in investment-grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization or, if unrated, those securities that the Sub-Advisor determines to be of comparable quality.

AdvisorShares Pacific Asset Enhanced Floating Rate ETF (‘‘Pacific Asset Enhanced Floating Rate ETF’’) seeks to provide a high level of current income. The fund seeks to achieve its investment objective by selecting a focused portfolio comprised primarily of income producing floating rate loans and floating rate debt securities.

AdvisorShares Ranger Equity Bear ETF (‘‘Ranger Equity Bear ETF’’) seeks capital appreciation through short sales of domestically traded equity securities. The portfolio management team implements a bottom-up, fundamental, research driven security selection process. In selecting short positions, the Fund seeks to identify securities with low earnings quality or aggressive accounting which may be intended on the part of company management to mask operational deterioration and bolster the

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

1. Organization – (continued)

reported earnings per share over a short time period. In addition, the portfolio management team seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward guidance.

AdvisorShares Sage Core Reserves ETF (‘‘Sage Core Reserves ETF’’) seeks to preserve capital while maximizing income. The Sub-Advisor seeks to achieve the fund’s investment objective by investing in a variety of fixed income securities, including bonds, forwards and instruments issued by U.S. and foreign issuers. It will invest in U.S. dollar-denominated investment grade debt securities, including mortgage- or asset-backed securities, rated Baa- or higher by Moody’s Investors Service, Inc. (‘‘Moody’s’’), or equivalently rated by Standard & Poor’s Ratings Services (‘‘S&P’’) or Fitch, Inc. (‘‘Fitch’’), or, if unrated, determined by the Sub-Advisor to be of comparable quality.

AdvisorShares STAR Global Buy-Write ETF (‘‘STAR Global Buy-Write ETF’’) seeks consistent repeatable returns across all market cycles. The Portfolio Manager seeks to achieve this investment objective by using a proprietary strategy known as Volatility Enhanced Global Appreciation (VEGA). VEGA employs a ‘‘Buy-Write’’ or ‘‘Covered Call’’ overlay for their global allocation strategy using ETPs. The strategy simultaneously writes (sells) a call option against each position in order to seek cumulative price appreciation from the portfolio’s global exposure, while generating a consistent income stream from the sale of covered call and/or cash-secured put options. When volatility is low the portfolio manager buys protective put options to manage downside risk.

AdvisorShares Vice ETF (“Vice ETF”) seeks to achieve its investment objective by investing in securities of companies that derive at least 50% of their net revenue from tobacco and alcoholic beverages and companies that derive at least 50% of their net revenue from the marijuana and hemp industry or have at least 50% of their company assets dedicated to lawful research and development of cannabis or cannabinoid-related products. The Fund will invest primarily in U.S. exchange listed equity securities, including common and preferred stock and ADRs.

AdvisorShares Wilshire Buyback ETF (‘‘Wilshire Buyback ETF’’) seeks to achieve its investment objective by primarily investing in the broad U.S. equity market. The Fund invests in stocks with liquidity and fundamental characteristics that are historically associated with superior long-term performance. Based on extensive historical research, Wilshire Associates Incorporated designed a quantitative stock selection process to make allocation decisions in the Fund’s portfolio.

Some of the Funds are considered “fund of funds” and seek to achieve their investment objectives by investing primarily in other affiliated and unaffiliated exchange-traded funds (“ETFs”), as well as other exchange-traded products (“ETPs”), including, but not limited to, exchange-traded notes (“ETNs”) and closed-end funds (collectively with ETFs, ETNs, and ETPs), that offer diversified exposure to various global regions, credit qualities, durations and maturity dates.

For the year ended June 30, 2018, the Funds held significant positions (greater than 25% of net assets), except those invested in short term money market instruments, in other funds as follows:

Funds	Security Name	Market Value as of June 30, 2018	% of Fund Net Assets as of June 30, 2018	Reference location
Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF	$ 44,635,500	33.4%	Contained within this report

STAR Global Buy-Write ETF	SPDR S&P 500 ETF Trust	8,635,928	50.7	https://us.spdrs.com

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles (‘‘GAAP’’) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Board of Trustees of the Trust.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest income and expenses are recognized on the accrual basis. Premiums and discounts are amortized over the life of the bond using the effective interest method.

Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

2. Summary of Significant Accounting Policies – (continued)

Swap Agreements

Certain funds may invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Advisor or Sub-Advisor, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, the Funds may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2018 the market values of repurchase agreements outstanding are included as cash collateral for securities on loan on the Statements of Assets and Liabilities.

Short Sales

Certain Funds may sell securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Funds are also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

2. Summary of Significant Accounting Policies – (continued)

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amount of income or fees paid to Ranger Equity Bear ETF for the year ended June 30, 2018 was $179,839, which is included as Interest Income in the Statements of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime brokers and custodian. The Funds are subject to credit risk should the prime brokers be unable to meet its obligations to the Funds.

Term Loans

Certain Funds invests in senior secured corporate loans or bank loans, some of which may be partially or entirely unfunded and purchased on a when-issued or delayed delivery basis, that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, actual maturity may be substantially less than the stated maturity. Bank loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

Options

Certain Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

2. Summary of Significant Accounting Policies – (continued)

Short-Term Investments

Each Fund may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.

Securities Lending

The Funds participate in a securities lending program offered by The Bank of New York Mellon (‘‘BNYM’’) (the ‘‘Program’’), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted as cash and non-cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into money market instruments and overnight repurchase agreements, which are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. Government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Schedule of Investments. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The money market instruments and repurchase agreements income related to the Program earned by the Funds is disclosed on the Statements of Operations.

The value of loaned securities and related collateral outstanding at June 30, 2018 are shown in the Schedules of Investments and Statements of Assets and Liabilities. Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedules of Investments or Statements of Asset and Liabilities.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

2. Summary of Significant Accounting Policies – (continued)

	Gross	Gross Amounts Offset in the	Net Amounts Presented in the	Gross Amounts not offset in the Statements of Assets and Liabilities
Fund and Description	Amounts of Recognized Assets (Liabilities)	Statements of Assets and (Liabilities)	Statements of Assets and (Liabilities)	Financial Instruments		Collateral Pledged/ Received	Net Amount
Cornerstone Small Cap ETF
Securities Lending	$(172,820)	$—	$(172,820)	$172,820	(1)	$—	$—
Repurchase Agreements	172,820	—	172,820	172,820	(2)	—	—
Dorsey Wright ADR ETF
Securities Lending	(21,756,156)	—	(21,756,156)	21,756,156	(1)	—	—
Repurchase Agreements	21,756,156	—	21,756,156	21,756,156	(2)	—	—
Focused Equity ETF
Securities Lending	(206)	—	(206)	206	(1)	—	—
Repurchase Agreements	206	—	206	206	(2)	—	—
Madrona Domestic ETF
Securities Lending	(292,712)	—	(292,712)	292,712	(1)	—	—
Repurchase Agreements	292,712	—	292,712	292,712	(2)	—	—
Madrona Global Bond ETF
Securities Lending	(3,602,075)	—	(3,602,075)	3,602,075	(1)	—	—
Repurchase Agreements	3,602,075	—	3,602,075	3,602,075	(2)	—	—
Madrona International ETF
Securities Lending	(2,004,390)	—	(2,004,390)	2,004,390	(1)	—	—
Repurchase Agreements	2,004,390	—	2,004,390	2,004,390	(2)	—	—
New Tech and Media ETF
Securities Lending	(790)	—	(790)	790	(1)	—	—
Repurchase Agreements	790	—	790	790	(2)	—	—
Newfleet Multi-Sector Income ETF
Securities Lending	(1,011,180)	—	(1,011,180)	1,011,180	(1)	—	—
Repurchase Agreements	1,011,180	—	1,011,180	1,011,180	(2)	—	—
Pacific Asset Enhanced Floating Rate ETF
Securities Lending	(116,424)	—	(116,424)	116,424	(1)	—	—
Repurchase Agreements	116,424	—	116,424	116,424	(2)	—	—
Swaps	48,964	—	48,964	—		—	48,964
Sage Core Reserves ETF
Securities Lending	(144,705)	—	(144,705)	144,705	(1)	—	—
Repurchase Agreements	144,705	—	144,705	144,705	(2)	—	—
Wilshire Buyback ETF
Securities Lending	(2,385,262)	—	(2,385,262)	2,385,262	(1)	—	—
Repurchase Agreements	2,385,262	—	2,385,262	2,385,262	(2)	—	—

____________

(1)     Collateral for securities on loan is included in the Schedules of Investments and consists of Repurchase Agreements and shares of Money Market instruments.

(2)     Repurchase agreements are collateralized by U.S. Government Agency Obligations in the event the other party to the repurchase agreement defaults on its obligation.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

2. Summary of Significant Accounting Policies – (continued)

Dividends and Distributions

Each Fund will generally pay out dividends to shareholders at least annually. Each Fund will distribute its net capital gains, if any, to shareholders annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Distributions are recorded on ex-dividend date.

Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

3. Investment Advisory Agreement and Other Agreements

Investment Advisory Agreement

Each Fund has entered into an investment advisory agreement with AdvisorShares Investments, LLC (the ‘‘Advisor’’) pursuant to which the Advisor acts as the Fund’s investment advisor. Pursuant to the agreement, the Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisors. For its services, each Fund pays the Advisor an annual management fee and which is calculated daily and paid monthly based on average daily net assets. From time to time, the Advisor may waive all or a portion of its fee.

The Advisor’s annual management fee for each Fund is as follows:

Fund:	Rate:
Cornerstone Small Cap ETF	0.65%
Dorsey Wright ADR ETF	0.75%(a)
Focused Equity ETF	0.75%(b)
KIM Korea Equity ETF	0.84%
Madrona Domestic ETF	0.80%
Madrona Global Bond ETF	0.50%
Madrona International ETF	0.80%
New Tech and Media ETF	0.60%(c)
Newfleet Multi-Sector Income ETF	0.65%
Pacific Asset Enhanced Floating Rate ETF	0.95%
Ranger Equity Bear ETF	1.50%
Sage Core Reserves ETF	0.30%
STAR Global Buy-Write ETF	1.35%
Vice ETF	0.60%
Wilshire Buyback ETF	0.90%(d)

____________

(a)     For the period February 6, 2018 to March 6, 2018, the Fund accrued and paid a reduced fee of 0.25%.

(b)     The actual fee paid may vary from the contractual fee based on the Fund’s performance to its benchmark. Accordingly, the Advisor’s annual advisory fee will range from 0.65% to 0.85% of the Fund’s average daily net assets.

(c)     For the period February 6, 2018 to March 6, 2018, the Fund accrued and paid a reduced fee of 0.30%.

(d)     For the period February 6, 2018 to March 6, 2018, the Fund accrued and paid a reduced fee of 0.55%.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

3. Investment Advisory Agreement and Other Agreements – (continued)

Pursuant to an investment advisory agreement between the Focused Equity ETF and the Advisor, the Advisor is entitled to receive, on a monthly basis, an annual advisory fee based on the average daily net assets of the Fund. The Advisor’s advisory fee has two components — the base fee and the performance fee adjustment. The base fee is the pre-determined rate at which the Advisor is paid when the Fund’s net performance is in line with Fund’s pre-determined performance benchmark. The base fee is subject to an upward or downward adjustment by the performance fee. If the Fund outperforms the performance benchmark, the Advisor may receive an upward fee adjustment. If the Fund underperforms the performance benchmark, the Advisor may receive a downward fee adjustment. The Advisor’s annual base fee is 0.75% of the Fund’s average daily net assets. The performance fee adjustment is derived by comparing the Fund’s performance over a rolling twelve-month period to its performance benchmark, the S&P 500 Index. The base fee is adjusted at a rate of 0.02% for every 0.25% to 0.50% of out-performance or under-performance compared to the performance benchmark, but only up to 2.00% of the performance benchmark. As a result, the maximum possible performance fee adjustment, up or down, to the base fee is 0.10%. Accordingly, the Advisor’s annual advisory fee may range from 0.65% to 0.85% of the Fund’s average daily net assets. For the year ended June 30, 2018, the performance fee adjustment was -0.07%, resulting in a net advisory fee of 0.68%.

Sub-Advisory Agreements

Each Fund’s investment sub-advisor provides investment advice and management services to the Fund. AdvisorShares supervises the day-to-day investment and reinvestment of the assets in the Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement between each sub-advisor and the Advisor, the sub-advisor receives an annual fee.

From time to time, each sub-advisor may waive all or a portion of its fee.

Expense Limitation Agreement

The Advisor has contractually agreed to reduce their fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding a specified amount for each Fund’s average daily net assets. The expense limitation agreement will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may only be

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

3. Investment Advisory Agreement and Other Agreements – (continued)

terminated with the approval of the Fund’s Board. The expense caps in effect for each Fund during the year ended June 30, 2018 were as follows:

Fund:	Rate:
Cornerstone Small Cap ETF	0.90%
Dorsey Wright ADR ETF	0.88%(a)
Focused Equity ETF	0.75%(b)
KIM Korea Equity ETF	0.99%
Madrona Domestic ETF	1.25%
Madrona Global Bond ETF	0.95%
Madrona International ETF	1.25%
New Tech and Media ETF	0.85%(c)
Newfleet Multi-Sector Income ETF	0.75%
Pacific Asset Enhanced Floating Rate ETF	1.10%
Ranger Equity Bear ETF	1.85%
Sage Core Reserves ETF	0.35%
STAR Global Buy-Write ETF	1.85%
Vice ETF	0.75%
Wilshire Buyback ETF	0.90%(d)

____________

(a)     Prior to November 21, 2017, the expense cap was 1.25%. For the period November 21, 2017 to February 6, 2018, the expense cap was 0.98%. For the period February 6, 2018 to February 12, 2018, the expense cap was 0.48%. For the period February 12, 2018 to June 5, 2018, the expense cap was 0.98%.

(b)     The Advisor has contractually agreed to waive its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding a percentage of the Fund’s average daily net assets equal to the monthly calculated rate of the management fee, which can range from 0.65% to 0.85%.

(c)     Prior to February 6, 2018, the expense cap was 0.85%. For the period February 6, 2018 to March 6, 2018, the expense cap was reduced to 0.55%.

(d)     Prior to February 6, 2018, the expense cap was 0.90%. For the period February 6, 2018 to March 6, 2018, the expense cap was reduced to 0.55%.

For the year ended June 30, 2018, the Advisor waived fees and reimbursed expenses for each Fund as follows. Each Fund may recoup such waivers until the date indicated, or for a maximum of three years from reimbursement, whichever is sooner.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

3. Investment Advisory Agreement and Other Agreements – (continued)

Fund:	Recoupment Balance:	Recoupment Expiration:	Year Incurred
Cornerstone Small Cap ETF	$101,317	6/30/2020	2017
	100,635	6/30/2021	2018
Total	201,952

Dorsey Wright ADR ETF	46,865	6/30/2020	2017
Total	46,865

Focused Equity ETF	83,821	6/30/2020	2017
	94,062	6/30/2021	2018
Total	177,883

KIM Korea Equity ETF	75,130	6/30/2020	2017
	166,637	6/30/2021	2018
Total	241,767

Madrona Domestic ETF	21,361	6/30/2019	2016
	32,079	6/30/2020	2017
	34,760	6/30/2021	2018
Total	88,200

Madrona Global Bond ETF	23,218	6/30/2019	2016
	46,960	6/30/2020	2017
	50,120	6/30/2021	2018
Total	120,298

Madrona International ETF	63,601	6/30/2019	2016
	75,380	6/30/2020	2017
	68,268	6/30/2021	2018
Total	207,249

New Tech and Media ETF	56,539	6/30/2021	2018
Total	56,539

Newfleet Multi-Sector Income ETF	132,621	6/30/2019	2016
	133,302	6/30/2020	2017
	204,737	6/30/2021	2018
Total	470,660

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

3. Investment Advisory Agreement and Other Agreements – (continued)

Fund:	Recoupment Balance:	Recoupment Expiration:	Year Incurred
Pacific Asset Enhanced Floating Rate ETF	108,286	6/30/2019	2016
	79,534	6/30/2020	2017
	146,217	6/30/2021	2018
Total	334,037

Sage Core Reserves ETF	90,545	6/30/2019	2016
	141,505	6/30/2020	2017
	202,791	6/30/2021	2018
Total	434,841

STAR Global Buy-Write ETF	25,820	6/30/2019	2016
	50,044	6/30/2020	2017
	56,242	6/30/2021	2018
Total	132,106

Vice ETF	103,464	6/30/2021	2018
Total	103,464

Wilshire Buyback ETF	454,474	6/30/2019	2016
	244,904	6/30/2020	2017
	240,281	6/30/2021	2018
Total	939,659

Administrator, Custodian, Fund Accountant and Transfer Agent

The Bank of New York Mellon (‘‘BNYM’’) (in each capacity, the ‘‘Administrator’’, ‘‘Custodian’’, ‘‘Fund Accountant’’ or ‘‘Transfer Agent’’), serves as the Fund’s Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a certain Fund Administration and Accounting Agreement, a Custody Agreement or a Transfer Agency and Service Agreement, as the case may be.

Distribution and Service (12b-1) Plan

Foreside Fund Services, LLC (the ‘‘Distributor’’) serves as the Fund’s distributor of Creation Units for the Fund pursuant to the distribution agreement. The Distributor does not maintain any secondary market shares. The Funds have adopted a Distribution and Service Plan (‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. No fees are currently paid by each Fund under the Plan, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in each Fund.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

4. Creation and Redemption Transactions

The Funds issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares, at minimum, called ‘‘Creation Units.’’ Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Only ‘‘Authorized Participants’’ may purchase or redeem shares directly from each Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. Summary of Fair Value Disclosure

The Financial Accounting Standard Board’s (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) 820-10, Fair Value Measurements and Disclosures, defines fair value, establishes an authoritative framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•     Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•     Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•     Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be ‘‘significant events’’ are government actions, natural disasters, armed conflicts and acts of terrorism. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

5. Summary of Fair Value Disclosure – (continued)

The following is a summary of the inputs used as of June 30, 2018 in valuing the Funds’ assets and liabilities carried at fair value:

Assets	Cornerstone Small Cap ETF	Dorsey Wright ADR ETF	Focused Equity ETF	KIM Korea Equity ETF	Madrona Domestic ETF	Madrona Global Bond ETF	Madrona International ETF
Level 1
Exchange Traded Funds	$—	$—	$—	$—	$—	$18,080,062	$—
Common Stocks	5,167,993	245,559,796	14,169,151	9,207,915	30,015,912	—	13,204,953
Money Market Funds	57,555	979,416	169,774	—	587,044	358,862	445,080
Level 2
Common Stocks	—	—	—	263,201	—	—	—
Repurchase Agreements for Securities Loaned	172,820	21,756,156	206	—	292,712	3,602,075	2,004,390
Level 3
Common Stocks	—	—	—	14,548	—	—	—
Total	$5,398,368	$268,295,368	$14,339,131	$9,485,664	$30,895,668	$22,040,999	$15,654,423

Assets	New Tech and Media ETF	Newfleet Multi-Sector Income ETF	Pacific Asset Enhanced Floating Rate ETF	Ranger Equity Bear ETF	Sage Core Reserves ETF	STAR Global Buy-Write ETF	Vice ETF
Level 1
Exchange Traded Funds	$—	$—	$34,614	$44,635,500	$—	$15,948,438	$—
Common Stocks	38,022,567	—	—	—	—		12,755,027
Money Market Funds	2,634,491	7,209,505	4,067,546	24,598,179	633,112	1,115,011	9,313
Level 2
Mortgage Backed Securities	—	47,003,436	—	—	3,082,396	—	—
Asset Backed Securities	—	45,356,672	—	—	13,798,675	—	—
Corporate Bonds	—	31,027,789	2,467,946	—	26,726,502	—	—
Term Loans	—	18,180,074	22,685,103	—	—	—	—
Foreign Bonds	—	6,894,322	728,929	—	4,719,005	—	—
U.S. Treasury Note	—	—	—	—	2,756,796	—	—
U.S. Treasury Bill	—	—	—	—	99,334	—	—
Repurchase Agreements for Securities Loaned	790	1,011,180	116,424	—	144,705	—	—
Swaps†	—	—	48,964	—	—	—	—
Liabilities
Level 1
Common Stocks	—	—	—	(126,223,795)	—	—	—
Written Options	—	—	—	—	—	(3,131)	—
Total	$40,657,848	$156,682,978	$30,149,526	$(56,990,116)	$51,960,525	$17,060,318	$12,764,340

Assets	Wilshire Buyback ETF
Level 1
Common Stocks	$92,409,899
Money Market Funds	2,576,115
Level 2
Repurchase Agreements for Securities Loaned	2,385,262
Total	$97,371,276

____________

†       Derivative instruments, including swap contracts and futures, are valued at the net unrealized gain (loss) on the instrument.

For more detailed categories, see the accompanying Schedules of Investments.

There were no recognized transfers between Level 1 and Level 2.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

5. Summary of Fair Value Disclosure – (continued)

A reconciliation of assets or liabilities in which Level 3 inputs are used in determining fair value is presented when there are significant (individually, greater than 1% of the net assets of a fund, or collectively, greater than 5% of the net assets of a fund) Level 3 assets or liabilities at the end of the period.

6. Derivative Instruments

The Funds have adopted authoritative standards of accounting for derivative instruments which establish enhanced disclosure requirements. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective.

At June 30, 2018, the fair values of derivative instruments were as follows:

Statements of Assets and Liabilities:

Fund:	Asset Derivatives:	Equity Risk	Credit Risk
Pacific Asset Enhanced Floating Rate ETF	Unrealized Appreciation on Swap Contracts	$—	$48,964

Fund:	Liability Derivatives:	Equity Risk	Credit Risk
STAR Global Buy-Write ETF	Options Written, at Value	$(3,131)	$—

Transactions in derivative instruments during the year ended June 30, 2018, were as follows:

Statements of Operations:

Fund:	Realized Gain (Loss):	Equity Risk	Credit Risk
Pacific Asset Enhanced Floating Rate ETF	Swaps	$—	$(64,016)
STAR Global Buy-Write ETF	Investments – Options Purchased	(157,309)	—
STAR Global Buy-Write ETF	Options Written	(84,552)	—

Fund:	Change in Unrealized Gain (Loss):	Equity Risk	Credit Risk
Pacific Asset Enhanced Floating Rate ETF	Swaps	$—	$72,007
STAR Global Buy-Write ETF	Investments – Options Purchased	(14,186)	—
STAR Global Buy-Write ETF	Options Written	3,525	—

For the year ended June 30, 2018, the average volume of the derivatives opened by the Funds was as follows:

	Pacific Asset Enhanced Floating Rate ETF	STAR Global Buy-Write ETF
Long Swap Contracts	4,000,000	—
Purchased Options Contracts	—	821
Written Options Contracts	—	6,263

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

7. Federal Income Tax

Each Fund intends to qualify as a ‘‘regulated investment company’’ under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2015 − 2018), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

At June 30, 2018, the approximate cost of investments, excluding short positions, and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation (Depreciation)
Cornerstone Small Cap ETF	$4,467,187	$1,031,948	$(100,767)	$931,181	$—
Dorsey Wright ADR ETF	262,171,484	22,946,961	(16,823,077)	6,123,884	—
Focused Equity ETF	12,689,564	2,012,390	(362,823)	1,649,567	—
KIM Korea Equity ETF	8,701,760	1,296,364	(512,460)	783,904	(38)
Madrona Domestic ETF	26,807,443	5,301,770	(1,213,545)	4,088,225	—
Madrona Global Bond ETF	22,143,762	308,027	(410,790)	(102,763)	—
Madrona International ETF	15,341,977	1,578,696	(1,266,250)	312,446	—
New Tech and Media ETF	39,744,835	1,904,251	(991,238)	913,013	—
Newfleet Multi-Sector Income ETF	157,755,888	370,590	(1,443,500)	(1,072,910)	—
Pacific Asset Enhanced Floating Rate ETF	30,566,011	4,105,192	(4,570,641)	(465,449)	51,547
Ranger Equity Bear ETF	69,341,679	5,122,185	(5,230,185)	(108,000)	(4,661,284)
Sage Core Reserves ETF	51,986,712	86,720	(112,907)	(26,187)	—
STAR Global Buy-Write ETF	14,982,311	2,175,154	(94,016)	2,081,138	16,484
Vice ETF	12,865,131	1,020,431	(1,121,222)	(100,791)	—
Wilshire Buyback ETF	98,705,010	4,901,010	(6,234,744)	(1,333,734)	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

7. Federal Income Tax – (continued)

At June 30, 2018, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Timing Differences	Post-October/ Late-year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
Cornerstone Small Cap ETF	$6,839	$—	$(261,753)	$—	$—	$931,181	$676,267
Dorsey Wright ADR ETF	—	—	(14,972,093)	—	—	6,123,884	(8,848,209)
Focused Equity ETF	133,386	167,315	—	—	—	1,649,567	1,950,268
KIM Korea Equity ETF	243,317	203,764	—	—	—	783,866	1,230,947
Madrona Domestic ETF	71,277	—	(2,222,433)	—	—	4,088,225	1,937,069
Madrona Global Bond ETF	21,836	—	(945,678)	—	—	(102,763)	(1,026,605)
Madrona International ETF	142,610	—	(4,506,545)	—	—	312,446	(4,051,489)
New Tech and Media ETF	—	—	(4,756,105)	—	(24,351)	913,013	(3,867,443)
Newfleet Multi-Sector Income ETF	66,412	—	(7,155,845)	—	—	(1,072,910)	(8,162,343)
Pacific Asset Enhanced Floating Rate ETF	17,412	—	(239,313)	—	—	(413,902)	(635,803)
Ranger Equity Bear ETF	—	—	(224,831,338)	—	(798,572)	(4,769,284)	(230,399,194)
Sage Core Reserves ETF	16,312	—	(320,784)	—	—	(26,187)	(330,659)
STAR Global Buy-Write ETF	64,622	—	(492,663)	(596,247)	—	2,097,622	1,073,334
Vice ETF	105,103	—	(205,960)	—	—	(100,791)	(201,648)
Wilshire Buyback ETF	547,154	—	(25,242,532)	—	—	(1,333,734)	(26,029,112)

The differences between book and tax basis components of net assets are primarily attributed to wash sale loss deferrals and other book/tax differences.

At June 30, 2018, the effect of permanent book/tax reclassifications resulted in increases/(decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)	Paid-in Capital
Cornerstone Small Cap ETF	$726	$(851,467)	$850,741
Dorsey Wright ADR ETF	41,651	(3,443,265)	3,401,614
Focused Equity ETF	—	(510,546)	510,546
KIM Korea Equity ETF	(6,639)	6,639	—
New Tech and Media ETF	61,681	(1,881,953)	1,820,272
Newfleet Multi-Sector Income ETF	744,829	(755,067)	10,238
Pacific Asset Enhanced Floating Rate ETF	(79,520)	79,520	—
Ranger Equity Bear ETF	3,214,188	(130,866)	(3,083,322)
STAR Global Buy-Write ETF	—	(339,123)	339,123
Vice ETF	—	(52,387)	52,387
Wilshire Buyback ETF	—	(16,726,062)	16,726,062

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and distributions reclassifications.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

7. Federal Income Tax – (continued)

The tax character of distributions paid during the fiscal years ended June 30, 2018 and 2017 were:

Fund	2018 Ordinary Income	2018 Long Term Capital Gains	2017 Ordinary Income	2017 Long Term Capital Gains
Cornerstone Small Cap ETF	$87,198	$13,880	$2,606	$—
Dorsey Wright ADR ETF	1,740,860	—	482,641	—
Focused Equity ETF	38,174	—	2,637	—
KIM Korea Equity ETF	540,130	—	37,280	—
Madrona Domestic ETF	101,602	—	174,323	—
Madrona Global Bond ETF	631,268	—	591,272	—
Madrona International ETF	158,733	—	306,516	—
Newfleet Multi-Sector Income ETF	5,480,339	—	6,793,358	—
Pacific Asset Enhanced Floating Rate ETF	932,851	—	929,104	—
Sage Core Reserves ETF	1,031,706	—	973,996	—
STAR Global Buy-Write ETF	—	—	140,175	—
Vice ETF	13,431	—	—	—
Wilshire Buyback ETF	815,430	—	1,650,149	—

Under current tax regulations, capital losses on securities transactions realized after October 31 (‘‘Post-October Losses’’) may be deferred and treated as occurring on the first business day of the following fiscal year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first business day of the following fiscal year. Post-October losses and ordinary income losses deferred to July 1, 2018 are as follows:

Fund	Late Year Ordinary Loss Deferral	Short-Term Capital Post-October Loss	Long-Term Capital Post-October Loss
New Tech and Media ETF	$24,351	$—	$—
Ranger Equity Bear ETF	798,572	—	—

The following Funds have capital loss carryforwards available to offset future realized gains of:

Fund	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Total
Cornerstone Small Cap ETF	$227,344	$34,409	$261,753
Dorsey Wright ADR ETF	14,972,093	—	14,972,093
Madrona Domestic ETF	1,126,106	1,096,327	2,222,433
Madrona Global Bond ETF	356,464	589,214	945,678
Madrona International ETF	4,395,457	111,088	4,506,545
New Tech and Media ETF	4,756,105	—	4,756,105
Newfleet Multi-Sector Income ETF	1,882,314	5,273,531	7,155,845
Pacific Asset Enhanced Floating Rate ETF	193,385	45,928	239,313
Ranger Equity Bear ETF	224,624,122	207,216	224,831,338
Sage Core Reserves ETF	187,485	133,299	320,784
STAR Global Buy-Write ETF	—	492,663	492,663
Vice ETF	205,960	—	205,960
Wilshire Buyback ETF	23,342,434	1,900,098	25,242,532

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

7. Federal Income Tax – (continued)

The following Funds utilized capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2018:

Fund:	Utilized Amount:
Focused Equity ETF	$5,916
Madrona Domestic ETF	1,135,037
Madrona International ETF	1,429,354
Sage Core Reserves ETF	7,615
STAR Global Buy-Write ETF	187,709

8. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended June 30, 2018 were as follows:

	Purchases			Sales
Fund	Long Term	U.S. Government	In-Kind	Long Term	U.S. Government	In-Kind
Cornerstone Small Cap ETF	$4,362,737	$—	$4,194,813	$4,698,928	$—	$3,922,953
Dorsey Wright ADR ETF	124,252,040	—	196,613,842	122,336,417	—	11,159,093
Focused Equity ETF	3,379,691	—	3,084,930	3,404,708	—	2,339,601
KIM Korea Equity ETF	10,086,565	—	—	10,313,559	—	—
Madrona Domestic ETF	15,119,621	—	1,265,833	14,943,724	—	—
Madrona Global Bond ETF	7,102,791	—	1,278,580	7,173,332	—	—
Madrona International ETF	9,992,774	—	1,526,114	9,875,836	—	—
New Tech and Media ETF	277,566,734	—	68,903,661	286,056,887	—	20,430,775
Newfleet Multi-Sector Income ETF	130,995,154	7,200,215	389,025	221,827,255	14,314,616	399,263
Pacific Asset Enhanced Floating Rate ETF	21,624,869	—	—	17,925,784	—	—
Ranger Equity Bear ETF	624,093,143	—	—	586,452,879	—	—
Sage Core Reserves ETF	37,931,588	1,261,333	—	52,837,926	4,524,585	—
STAR Global Buy-Write ETF	1,940,753	—	762,397	2,245,279	—	2,205,402
Vice ETF	3,708,550	—	14,723,717	2,885,520	—	2,537,355
Wilshire Buyback ETF	203,247,447	—	89,674,307	204,839,464	—	139,160,662

9. Risks Involved with Investing in the Funds

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect the Funds’ NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in each Fund could result in a loss or the performance of each Fund could be inferior to that of other investments.

Credit Risk

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. The Fund’s, and its affiliates, manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

9. Risks Involved with Investing in the Funds – (continued)

receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its Statements of Assets and Liabilities. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

Fund of Funds Risk

Some of the Funds’ investment performance, because they are fund of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in these Funds is subject to the risk associated with the Underlying ETFs that comprise their Underlying Index. The Funds will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which they invest.

Liquidity Risk

In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to ‘‘circuit breaker’’ rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Market Risk

Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Fund may lose money.

New Fund Risk

Some of the Funds are new funds. As new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Funds may experience greater tracking error to their Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and detrmined that no events have occurred that require additional disclosure.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

11. Unaudited Tax Information

Qualified Dividend Income — Certain dividends paid by the Funds may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the year ended June 30, 2018, taxed at a minimum rate of 15% were:

Fund	Percentage
Cornerstone Small Cap ETF	93.02%
Dorsey Wright ADR ETF	78.93
Focused Equity ETF	94.76
KIM Korea Equity ETF	35.00
Madrona Domestic ETF	100.00
Madrona Global Bond ETF	15.91
Madrona International ETF	69.78
New Tech and Media ETF	0.00
Newfleet Multi-Sector Income ETF	0.00
Pacific Asset Enhanced Floating Rate ETF	0.00
Ranger Equity Bear ETF	0.00
Sage Core Reserves ETF	0.00
STAR Global Buy-Write ETF	0.00
Vice ETF	100.00
Wilshire Buyback ETF	100.00

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended June 30, 2018 that qualifies for the dividends received deduction were:

Fund	Percentage
Cornerstone Small Cap ETF	93.02%
Dorsey Wright ADR ETF	0.00
Focused Equity ETF	94.76
KIM Korea Equity ETF	0.00
Madrona Domestic ETF	100.00
Madrona Global Bond ETF	9.44
Madrona International ETF	0.00
New Tech and Media ETF	0.00
Newfleet Multi-Sector Income ETF	0.00
Pacific Asset Enhanced Floating Rate ETF	0.00
Ranger Equity Bear ETF	0.00
Sage Core Reserves ETF	0.00
STAR Global Buy-Write ETF	0.00
Vice ETF	100.00
Wilshire Buyback ETF	100.00

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2018

11. Unaudited Tax Information – (continued)

Qualified Interest Income — For nonresident alien shareholders, the percentage of ordinary income distributions for the year ended June 30, 2018 that qualified interest income were:

Fund	Percentage
Cornerstone Small Cap ETF	0.00%
Dorsey Wright ADR ETF	0.00
Focused Equity ETF	0.00
KIM Korea Equity ETF	0.00
Madrona Domestic ETF	0.00
Madrona Global Bond ETF	41.15
Madrona International ETF	0.00
New Tech and Media ETF	0.00
Newfleet Multi-Sector Income ETF	95.19
Pacific Asset Enhanced Floating Rate ETF	99.25
Ranger Equity Bear ETF	0.00
Sage Core Reserves ETF	100.00
STAR Global Buy-Write ETF	0.00
Vice ETF	0.00
Wilshire Buyback ETF	0.00

The following Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Foreign Taxes Paid	Gross Foreign Income
Cornerstone Small Cap ETF	$—	$—
Dorsey Wright ADR ETF	—	—
Focused Equity ETF	—	—
KIM Korea Equity ETF	41,958	352,047
Madrona Domestic ETF	—	—
Madrona Global Bond ETF	—	—
Madrona International ETF	11,051	254,459
New Tech and Media ETF	—	—
Newfleet Multi-Sector Income ETF	—	—
Pacific Asset Enhanced Floating Rate ETF	—	—
Ranger Equity Bear ETF	—	—
Sage Core Reserves ETF	—	—
STAR Global Buy-Write ETF	7,185	83,230
Vice ETF	—	—
Wilshire Buyback ETF	—	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of AdvisorShares Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cornerstone Small Cap ETF, Dorsey Wright ADR ETF, Focused Equity ETF, KIM Korea Equity ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, New Tech and Media ETF, Newfleet Multi-Sector Income ETF, Pacific Asset Enhanced Floating Rate ETF, Ranger Equity Bear ETF, Sage Core Reserves ETF, STAR Global Buy-Write ETF, Vice ETF and Wilshire Buyback ETF (the “Funds”), each a series of AdvisorShares Trust (the “Trust”), including the schedules of investments, as of June 30, 2018, the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2009.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 27, 2018

Board of Trustees and Officers (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, age, address, and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees. More information about the Trustees is in the Trust’s Statement of Additional Information, which is available without charge by calling 1-877-843-3831.

Name, Address, and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Noah Hamman* 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	Trustee (no set term);served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006–present).	15	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1952)	Trustee (no set term);served since 2009	Vice-President/Chief Operating Officer of NADA Retirement Administrators, Inc. (2009–present).	15	None
William G. McVay 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Principal of Red Tortoise LLC (May 2017 – present); Founder and Managing Member of RDK Strategies, LLC (2007–present).	15	None
Officers
Noah Hamman 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	President (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006–present).	N/A	N/A
Dan Ahrens 4144 N. Central Expressway, Suite 600 Dallas, TX 75204 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013–present); Chief Compliance Officer of the Trust (2009–2013); Executive Vice President of AdvisorShares Investments, LLC (2008–2013).	N/A	N/A
Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013

Founder of Chenery Compliance Group, LLC (2015-present); Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013–present); Managing Member of SEC Compliance Alliance, LLC (2012–present), President of Little Consulting Group, Inc. (2011–present); Director of Cipperman Compliance Services (2008–2011).

			N/A	N/A

____________

*        Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

SUPPLEMENTAL INFORMATION

Quarterly Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge on the SEC’s website at www.sec.gov. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

A description of the Funds proxy voting policies and procedures, as well as a record of how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by calling 1-877-843-3831. This information is also available on the SEC’s website at www.sec.gov.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Fund’s website at
www.advisorshares.com.

ADVISORSHARES TRUST

Investment Advisor

AdvisorShares Investments, LLC
4800 Montgomery Lane, Suite 150
Bethesda, MD 20814

Sub-Advisors

Madrona Funds, LLC

2911 Bond Street, Suite 105
Everett, WA 98201

Ranger Alternative Management, L.P.

2828 N. Harwood Street, Suite 1900
Dallas, TX 75201

Newfleet Asset Management, LLC

100 Pearl Street
Hartford, CT 06103

Partnervest Advisory Services, LLC

1216 State Street, 3rd Floor
Santa Barbara, CA 93101

Sage Advisory Services, Ltd. Co.

5900 Southwest Parkway, Building I
Austin, TX 78735

Pacific Life Fund Advisors, LLC

700 Newport Center Drive
Newport Beach, CA 92660

Cornerstone Investment Partners, LLC

3438 Peachtree Road NE, Suite 900
Atlanta, GA 30326

Dorsey, Wright & Associates, LLC

1101 Boulder Spring Drive, Suite 150
Richmond, VA 23225

Korea Investment Management Co., Ltd.

88 Uisadang-Daero, Yeondgdeungpo
Seoul, Korea,150-745

Wilshire Associates Incorporated

1299 Ocean Avenue
Santa Monica, CA 90401

Sabretooth Advisors, LLC

2600 Philmont Avenue, Suite 215
Huntington Valley, PA 19006

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian/Fund Administrator/Transfer Agent

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of management and other information.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Elizabeth Piper/Bach. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $278,000 for 2018 and $263,000 for 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $45,000 for 2018 and $51,000 for 2017.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2017.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the member of such committee is Elizabeth Piper/Bach and William G. McVay.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), the registrant’s disclosures required by this Item are limited to any change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), in the certification required by Item 13(a)(2), the registrant’s certifying officers must certify that they have disclosed in the report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AdvisorShares Trust

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	8/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	8/16/2018

By (Signature and Title)*	/s/ Dan Ahrens
Dan Ahrens, Treasurer
(principal financial officer)

Date	8/16/2018

* Print the name and title of each signing officer under his or her signature.